UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22245
First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
July 31
Date of reporting period:
July 31, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
The information presented in this Form N-CSR relates solely to the fund(s) for which a report is included in Item 1 below, each a series of the Registrant.
Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust Municipal High Income ETF
FMHI | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2025
This annual shareholder report contains important information about the First Trust Municipal High Income ETF (the “Fund”) for the year of August 1, 2024 to July 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMHI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Municipal High Income ETF	$70	0.70%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned -1.26% for the 12 months ended July 31, 2025. The Fund underperformed its blended benchmark, which consists of the following two indexes: 50% of the Bloomberg High Yield 10-Year Municipal Index (8-12 years), and 50% of the Bloomberg Revenue 10-Year Municipal Index (8-12 years). The blended benchmark returned 1.72% for the same Period.
The following key Fund factors impacted the Fund’s performance relative to the blended benchmark during the Period:
  Yield Curve Positioning/Duration: During the Period, the Fund’s overweight allocation to bonds with a stated final maturity of 18+ years was the primary detractor to the Fund’s performance relative to the blended benchmark. A secondary detractor to the Fund’s performance was the Fund’s allocation to bonds with a stated final maturity of 14-18 years. Conversely, the Fund’s allocation to bonds with a final maturity of 0-6 years was a positive contributor to the Fund’s performance. Regarding effective duration, in general, longer effective duration bonds were detractors to the Fund’s performance relative to the blended benchmark, including bonds with an effective duration of 10+years and 7-10 years.
  Interest Rate Hedge: During the Period, the use of U.S. Treasury futures to hedge interest rate risk had little impact on the Fund’s performance.
  Credit Rating: In terms of credit ratings, the Fund’s selection of non-rated high yield municipal bonds was the primary contributor to the Fund’s underperformance relative to the blended benchmark. In addition, the Fund’s selection of BB, BBB and AA rated municipal bonds were detractors to the Fund’s performance relative to the blended benchmark.
  Sector/Industry: During the Period, the Fund’s selection of health care, special tax and local tax general obligation, education, and transportation bonds were detractors to the Fund’s performance relative to the blended benchmark. Conversely, the Fund’s selection of industrial development bonds was a positive contributor to the Fund’s performance compared to the blended benchmark.
  U.S. Treasury Rate Trends: During the Period, 10-year and 30-year U.S. Treasury yields increased by approximately 34 basis points (“bps”) and 60 bps, respectively, to 4.37% and 4.90%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 23.8% to $564.6 billion compared with $456.2 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: During the Period, according to Municipal Market Data AAA yield curve data, 10-year and 30-year municipal yields increased 50 bps and 99 bps, respectively, to 3.32% and 4.67%, respectively.
  Municipal Credit Spreads: During the Period, credit spreads widened for A, BBB, and high yield municipals by approximately 6 bps, 17 bps, and 15 bps, respectively.
  Industry Fund Flows: During the Period, according to data collected by the Investment Company Institute and Bloomberg, fund outflows totaled approximately $36.9 billion.
FUND PERFORMANCE (November 1, 2017 to July 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2025)	1 Year	5 Year	Since Inception (11/1/17)
First Trust Municipal High Income ETF	-1.26%	1.26%	2.50%
Bloomberg Municipal Bond Index	0.00%	0.13%	1.75%
Blended Benchmark(1)	1.72%	1.80%	2.85%
(1)
The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg High Yield 10-Year Municipal Index (8-12 years), which is comprised of bonds with a final maturity between 8 and 12 years that are part of the Bloomberg Municipal Bond High Yield Index; and 50% of the Bloomberg Revenue 10-Year Municipal Index (8-12 years), which is comprised of revenue bonds that have a final maturity between 8 and 12 years that are part of the Bloomberg Municipal Bond Index.

Visit www.ftportfolios.com/etf/FMHI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2025)
Fund net assets	$743,195,706
Total number of portfolio holdings	624
Total advisory fee paid	$5,212,678
Portfolio turnover rate	38%
WHAT DID THE FUND INVEST IN? (As of July 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Special Assessment	17.6%
Continuing Care Retirement Communities	13.0%
Industrial Development Bond	9.9%
Education	9.3%
Hospital	6.4%
Government Obligation Bond - Limited Tax	5.4%
Airport	4.4%
Gas	4.3%
Government Obligation Bond - Unlimited Tax	4.2%
All Other	25.5%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMHI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Municipal High Income ETF (FMHI)

First Trust Horizon
Managed Volatility Domestic ETF
HUSV | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2025
This annual shareholder report contains important information about the First Trust Horizon Managed Volatility Domestic ETF (the “Fund”) for the year of August 1, 2024 to July 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HUSV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Horizon Managed Volatility Domestic ETF	$73	0.70%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.78% for the 12 months ended July 31, 2025. The Fund underperformed its benchmark, the S&P 500® Index, which returned 16.33% for the same Period.
The underperformance over the Period was primarily driven by the defensive objective of the strategy capturing less of the return of the benchmark in a period of large gains for the benchmark.
Additionally, over the Period, a concentrated subset of the largest stocks within the benchmark primarily drove returns. The Fund’s systematic strategy avoided holding these companies due to their higher volatility and the inherent risks associated with them. This resulted in underweight allocations to some of the sectors experiencing the most gains such as the Information Technology and Communication Services sectors, and overweight allocations to less volatile sectors such as the Utilities and Industrials sectors.
FUND PERFORMANCE (August 24, 2016 to July 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2025)	1 Year	5 Year	Since Inception (8/24/16)
First Trust Horizon Managed Volatility Domestic ETF	9.78%	9.44%	9.52%
S&P 500® Index	16.33%	15.88%	14.67%
Visit www.ftportfolios.com/etf/HUSV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2025)
Fund net assets	$96,952,548
Total number of portfolio holdings	76
Total advisory fee paid	$663,534
Portfolio turnover rate	84%
WHAT DID THE FUND INVEST IN? (As of July 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Cisco Systems, Inc.	2.4%
Teledyne Technologies, Inc.	2.4%
Roper Technologies, Inc.	2.4%
Evergy, Inc.	2.3%
Motorola Solutions, Inc.	2.2%
VeriSign, Inc.	2.1%
Microsoft Corp.	2.1%
Coca-Cola (The) Co.	2.1%
Republic Services, Inc.	2.0%
CME Group, Inc.	2.0%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HUSV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Horizon Managed Volatility Domestic ETF (HUSV)

First Trust Horizon Managed
Volatility Developed International ETF
HDMV | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2025
This annual shareholder report contains important information about the First Trust Horizon Managed Volatility Developed International ETF (the “Fund”) for the year of August 1, 2024 to July 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HDMV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Horizon Managed Volatility Developed International ETF	$88	0.80%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 19.29% for the 12 months ended July 31, 2025. The Fund outperformed its benchmark, the MSCI EAFE Index, which returned 12.77% for the same Period.
The outperformance over the Period was primarily driven by the defensive objective of the strategy, which consisted of multiple drawdowns and recoveries over the Period. By realizing lower losses than the benchmark during pullbacks, but otherwise generating similar returns as the benchmark during recoveries, the strategy was able to outperform over the Period.
FUND PERFORMANCE (August 24, 2016 to July 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2025)	1 Year	5 Year	Since Inception (8/24/16)
First Trust Horizon Managed Volatility Developed International ETF	19.29%	7.58%	4.68%
MSCI EAFE Index	12.77%	10.34%	7.67%
Visit www.ftportfolios.com/etf/HDMV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2025)
Fund net assets	$22,357,827
Total number of portfolio holdings	152
Total advisory fee paid	$249,503
Portfolio turnover rate	90%
WHAT DID THE FUND INVEST IN? (As of July 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
CLP Holdings Ltd.	2.1%
Hong Kong & China Gas Co., Ltd.	2.0%
CapitaLand Integrated Commercial Trust	2.0%
Singapore Airlines Ltd.	1.9%
Telstra Group Ltd.	1.9%
CapitaLand Ascendas REIT	1.8%
Sino Land Co., Ltd.	1.7%
Coles Group Ltd.	1.5%
Power Assets Holdings Ltd.	1.5%
Wilmar International Ltd.	1.3%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HDMV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Horizon Managed Volatility Developed International ETF (HDMV)

First Trust Horizon
Managed Volatility Small/Mid ETF
HSMV | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2025
This annual shareholder report contains important information about the First Trust Horizon Managed Volatility Small/Mid ETF (the “Fund”) for the year of August 1, 2024 to July 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HSMV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Horizon Managed Volatility Small/Mid ETF	$80	0.80%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 0.14% for the 12 months ended July 31, 2025. The Fund underperformed its benchmark, the S&P 1000® Index, which returned 0.69% for the same Period.
The Fund’s more defensive profile resulted in shallower drawdowns than the benchmark, but less upside participation. Small and mid-sized stocks in the benchmark generally lagged larger cap stocks over the same Period, as these companies have exhibited characteristics more sensitive to macro-economic uncertainty. As a result, the benchmark was roughly flat over the Period and the Fund delivered a similar return, reflecting limited relative performance dispersion in an environment where size factors overshadowed other drivers.
FUND PERFORMANCE (April 6, 2020 to July 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2025)	1 Year	5 Year	Since Inception (4/6/20)
First Trust Horizon Managed Volatility Small/Mid ETF	0.14%	8.58%	11.58%
S&P 1000® Index	0.69%	12.22%	16.99%
Russell 3000® Index	15.68%	15.19%	19.25%
Visit www.ftportfolios.com/etf/HSMV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2025)
Fund net assets	$26,531,858
Total number of portfolio holdings	151
Total advisory fee paid	$172,776
Portfolio turnover rate	66%
WHAT DID THE FUND INVEST IN? (As of July 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Innoviva, Inc.	2.2%
Post Holdings, Inc.	1.7%
Gaming and Leisure Properties, Inc.	1.5%
Agree Realty Corp.	1.4%
Four Corners Property Trust, Inc.	1.4%
LTC Properties, Inc.	1.3%
OGE Energy Corp.	1.3%
IDACORP, Inc.	1.3%
New Jersey Resources Corp.	1.3%
AptarGroup, Inc.	1.3%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HSMV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

First Trust Merger Arbitrage ETF
MARB | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2025
This annual shareholder report contains important information about the First Trust Merger Arbitrage ETF (the “Fund”) for the year of August 1, 2024 to July 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/MARB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment(1)	Costs paid as a percentage of a $10,000 investment(1)
First Trust Merger Arbitrage ETF	$170	1.65%
(1)	Includes dividend expense on investments sold short.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.46% for the 12 months ended July 31, 2025. The Fund underperformed its benchmark, the S&P Merger Arbitrage Total Return Index, which returned 8.08% for the same Period.
This underperformance was driven by differences in how the Fund’s portfolio is managed compared to the benchmark. Our Mergers & Acquisitions (“M&A”) underwriting model continues to prioritize announced merger transactions with strong market-implied closure probabilities due to lack of tariff exposure, limited politically driven directionality, manageable antitrust risk, and reasonably short closing timelines. Conversely, the benchmark will hold all pending transactions irrespective of quality and duration to provide broader exposure to the M&A universe. An example of one volatile merger that the Fund avoided due to risk profile, but that the benchmark benefited from during the Period, was Nippon Steel Corporation’s (“Nippon”) $14.9 billion acquisition of United States Steel Corporation (“X”). The mega deal was originally announced on December 18, 2023. However, President Biden prohibited the X/Nippon transaction from closing via the Committee on Foreign Investment in the United States (“CFIUS”) on January 3, 2025. In response, Nippon brought lawsuits claiming that the CFIUS process was unfairly administered in bad faith. On April 7, 2025, President Trump ordered a new review. The deadline for the new CFIUS review was May 21, 2025. CFIUS returned a split recommendation; however, President Trump surprisingly approved the deal. This was a rollercoaster ride, but X (the target company stock) produced a 61% return year-to-date through consummation of the deal on June 18, 2025. Based on our investment criteria, we avoided investing in this merger due to the uncertain political environment and high antitrust risk profile. We strive to deliver relatively steady returns for shareholders compared to the benchmark even if it means potentially underperforming in periods where certain riskier transactions may unexpectedly close, like the X/Nippon example. Our objective is to deliver relatively low-volatility, absolute returns and compound capital for shareholders, which we were able to achieve during the Period.
FUND PERFORMANCE (February 4, 2020 to July 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2025)	1 Year	5 Year	Since Inception (2/4/20)
First Trust Merger Arbitrage ETF	5.46%	2.33%	1.60%
S&P Merger Arbitrage Total Return Index	8.08%	4.30%	3.89%
S&P 500® Index	16.33%	15.88%	14.42%
Visit www.ftportfolios.com/etf/MARB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2025)
Fund net assets	$34,178,371
Total number of portfolio holdings	21
Total advisory fee paid	$383,862
Portfolio turnover rate	195%
WHAT DID THE FUND INVEST IN? (As of July 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and percentage of total investments, respectively, of the Fund.
Fund Allocation
Common Stocks	53.4%
Rights	0.0%
Money Market Funds	30.4%
Net Other Assets and Liabilities	16.2%
Total	100.0%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/MARB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Merger Arbitrage ETF (MARB)

First Trust California Municipal
High Income ETF
FCAL | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2025
This annual shareholder report contains important information about the First Trust California Municipal High Income ETF (the “Fund”) for the year of August 1, 2024 to July 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FCAL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust California Municipal High Income ETF	$65	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned -1.14% for the 12 months ended July 31, 2025. The Fund underperformed its benchmark, the Bloomberg 10 Year California Exempt Index, which returned 1.65% for the same Period.
The following key Fund factors impacted the Fund’s performance relative to the benchmark during the Period:
  Yield Curve Positioning/Duration: During the Period, the Fund’s overweight allocation to bonds with a stated final maturity of 18+ years was the primary detractor to the Fund’s performance relative to the benchmark. A secondary detractor to the Fund’s performance was the Fund’s allocation to bonds with a stated final maturity of 14-18 years. Conversely, the Fund’s allocation to bonds with a final maturity of 0-8 years was a positive contributor to the Fund’s performance. Regarding effective duration, in general, longer effective duration bonds were detractors to the Fund’s performance relative to the benchmark, including bonds with an effective duration of 10+ years and 7-10 years.
  Interest Rate Hedge: During the Period, the use of Treasury futures to hedge interest rate risk had a slightly positive impact on the Fund’s performance.
  Credit Rating: The Fund’s selection and allocation of AA rated municipal bonds was the primary detrimental factor to the Fund’s performance relative to the benchmark. In addition, the Fund’s selection of non-rated bonds and A rated bonds was detrimental to the Fund’s performance.
  Sector/Industry: During the Period, the Fund’s selection of health care, special tax, lease, transportation and education bonds were the primary detractors to the Fund’s performance relative to the benchmark. Conversely, the Fund’s selection of industrial development bonds was a positive contributor to the Fund’s performance compared to the benchmark.
  U.S. Treasury Rate Trends: During the Period, 10-year and 30-year U.S. Treasury yields increased by approximately 34 basis points (“bps”) and 60 bps, respectively, to 4.37% and 4.90%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 23.8% to $564.6 billion compared with $456.2 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: For the Period, according to Municipal Market Data AAA yield curve data, 10-year and 30-year municipal yields increased 50 bps and 99 bps, respectively, to 3.32% and 4.67%, respectively.
  Municipal Credit Spreads: During the Period, credit spreads widened for A, BBB, and high yield municipals by approximately 6 bps, 17 bps, and 15 bps, respectively.
  Industry Fund Flows: During the Period, according to data collected by the Investment Company Institute and Bloomberg, fund outflows totaled approximately $36.9 billion.
FUND PERFORMANCE (June 20, 2017 to July 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2025)	1 Year	5 Year	Since Inception (6/20/17)
First Trust California Municipal High Income ETF	-1.14%	0.38%	2.04%
Bloomberg 10 Year California Exempt Index	1.65%	0.14%	1.79%
Bloomberg Municipal Bond Index	0.00%	0.13%	1.76%
Visit www.ftportfolios.com/etf/FCAL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2025)
Fund net assets	$197,634,477
Total number of portfolio holdings	273
Total advisory fee paid	$1,730,909
Portfolio turnover rate	58%
WHAT DID THE FUND INVEST IN? (As of July 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Insured	13.3%
Special Assessment	13.0%
Government Obligation Bond - Unlimited Tax	9.2%
Hospital	8.1%
Certificates of Participation	7.5%
Education	7.3%
Airport	6.6%
Water & Sewer	6.5%
Industrial Development Bond	5.3%
All Other	23.2%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FCAL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust California Municipal High Income ETF (FCAL)

First Trust New York Municipal
High Income ETF
FMNY | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2025
This annual shareholder report contains important information about the First Trust New York Municipal High Income ETF (the “Fund”) for the year of August 1, 2024 to July 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMNY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust New York Municipal High Income ETF	$65	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned -0.69% for the 12 months ended July 31, 2025. The Fund outperformed its benchmark, the Bloomberg New York 12-17 Years Index, which returned -1.42 % for the same Period.
The following key Fund factors impacted Fund performance relative to the benchmark during the Period:
  Credit Rating: The Fund’s selection of AA rated, and A rated bonds were the primary contributors to the Fund’s outperformance relative to the benchmark. The Fund’s allocation to BB rated bonds was the primary detractor to the Fund’s performance relative to the benchmark.
  Yield Curve Positioning/Duration: Relative to the benchmark, the allocation to bonds with a stated maturity of 2-8 years, the allocation and selection to bonds 10-12 years, and 16-18 years were the primary factors contributing to the Fund’s outperformance. Conversely, the Fund’s allocation to bonds in 18+ years and in bonds 12-14 years maturity ranges were the primary detractors to the Fund’s performance. Examining effective durations, the Fund’s allocation and selection to bonds with durations of 7-10 years and the allocation to bonds in 0-1 years were the primary positive contributors to the Fund’s outperformance. The allocation and selection to bonds in 1-3 years was the primary detractor relative to the benchmark.
  Interest Rate Hedge: During the Period, the use of Treasury futures to hedge interest rate risk was a modest negative contributor to the Fund’s performance.
  Sector/Industry: During the Period, the allocation and selection to local general obligation and industrial development bonds and the selection in housing bonds were the primary sources of the Fund’s outperformance. The selection of healthcare bonds was the primary detractor to the Fund’s performance.
  U.S. Treasury Rate Trends: During the Period, 10-year and 30-year U.S. Treasury yields increased by approximately 34 basis points (“bps”) and 60 bps, respectively, to 4.37% and 4.90%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 23.8% to $564.6 billion compared with $456.2 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: During the Period, according to Municipal Market Data AAA yield curve data, 10-year and 30-year municipal yields increased 50 bps and 99 bps, respectively, to 3.32% and 4.67%, respectively.
  Municipal Credit Spreads: During the Period, credit spreads widened for A, BBB, and high yield municipals by approximately 6 bps, 17 bps, and 15 bps, respectively.
  Industry Fund Flows: During the Period, according to data collected by the Investment Company Institute and Bloomberg, fund outflows totaled approximately $36.9 billion.
FUND PERFORMANCE (May 12, 2021 to July 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2025)	1 Year	Since Inception (5/12/21)
First Trust New York Municipal High Income ETF	-0.69%	-0.75%
Bloomberg Municipal New York 12-17 Years Index	-1.42%	-0.36%
Bloomberg Municipal Bond Index	0.00%	-0.29%
Visit www.ftportfolios.com/etf/FMNY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2025)
Fund net assets	$20,608,749
Total number of portfolio holdings	75
Total advisory fee paid	$128,614
Portfolio turnover rate	32%
WHAT DID THE FUND INVEST IN? (As of July 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Higher Education	13.7%
Dedicated Tax	10.4%
Government Obligation Bond - Unlimited Tax	8.1%
Utility	8.0%
Industrial Development Bond	7.8%
Insured	7.3%
Water & Sewer	7.2%
Housing	5.1%
Airport	4.7%
All Other	27.7%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMNY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust New York Municipal High Income ETF (FMNY)

First Trust Short Duration
Managed Municipal ETF
FSMB | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | July 31, 2025
This annual shareholder report contains important information about the First Trust Short Duration Managed Municipal ETF (the “Fund”) for the year of August 1, 2024 to July 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FSMB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Short Duration Managed Municipal ETF	$56	0.55%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.46% for the 12 months ended July 31, 2025. The Fund underperformed its benchmark, the Bloomberg Municipal Short (1-5) Year Index, which returned 3.91% for the same Period.
The following key Fund factors impacted performance relative to its benchmark during the Period:
  Yield Curve Positioning/Duration: In terms of bonds’ final maturity dates, the Fund’s allocation in 6-8 years maturity range, as well as selection in bonds in the 0-2 years and 2-4 years maturity range were the primary detractors to the Fund’s performance. As to duration, the Fund’s selection of bonds with effective durations of 0-1 years and 5-7 years were the primary detractors to the Fund’s performance relative to the benchmark.
  Credit Rating: In terms of credit ratings, the selection of bonds rated A and AA were the primary detractors to the Fund’s performance relative to the benchmark.
  Interest Rate Hedge: During the Period, the use of U.S. Treasury futures to hedge interest rate risk had a slightly positive impact on the Fund’s performance.
  Sector/Industry: In terms of sector exposure, the selection in Health Care and Industrial Development bonds were the primary sources of underperformance relative to the benchmark.
  U.S. Treasury Rate Trends: During the Period, 10-year and 30-year U.S. Treasury yields increased by approximately 34 basis points (“bps”) and 60 bps, respectively, to 4.37% and 4.90%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 23.8% to $564.6 billion compared with $456.2 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: During the Period, according to Municipal Market Data AAA yield curve data, 10-year and 30-year municipal yields increased 50 bps and 99 bps, respectively, to 3.32% and 4.67%, respectively.
  Municipal Credit Spreads: During the Period, credit spreads widened for A, BBB, and high yield municipals by approximately 6 bps, 17 bps, and 15 bps, respectively.
  Industry Fund Flows: During the Period, according to data collected by the Investment Company Institute and Bloomberg, fund outflows totaled approximately $36.9 billion.
FUND PERFORMANCE (November 1, 2018 to July 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2025)	1 Year	5 Year	Since Inception (11/1/18)
First Trust Short Duration Managed Municipal ETF	3.46%	1.39%	2.06%
Bloomberg Municipal Short (1-5) Year Index	3.91%	1.19%	1.95%
Bloomberg Municipal Bond Index	0.00%	0.13%	2.10%
Visit www.ftportfolios.com/etf/FSMB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2025)
Fund net assets	$472,557,180
Total number of portfolio holdings	458
Total advisory fee paid	$2,398,648
Portfolio turnover rate	45%
WHAT DID THE FUND INVEST IN? (As of July 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Gas	13.5%
Utility	12.1%
Hospital	10.4%
Industrial Development Bond	8.9%
Housing	7.7%
Airport	7.5%
Continuing Care Retirement Communities	6.4%
Special Assessment	5.7%
Insured	3.9%
All Other	23.9%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FSMB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Short Duration Managed Municipal ETF (FSMB)

First Trust Ultra Short Duration
Municipal ETF
FUMB | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2025
This annual shareholder report contains important information about the First Trust Ultra Short Duration Municipal ETF (the “Fund”) for the year of August 1, 2024 to July 31, 2025 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FUMB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Ultra Short Duration Municipal ETF	$46	0.45%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.01% for the 12 months ended July 31, 2025. The Fund underperformed its benchmark, the Bloomberg Municipal Short-Term Index, which returned 3.24% for the same Period.
The following key Fund factors impacted the Fund’s performance relative to its benchmark during the Period:
  Credit Rating:  In terms of credit ratings, the Fund’s allocation and selection of AA rated bonds and the selection to A rated bonds were the primary negative contributors to the Fund’s performance versus the benchmark.
  Years to Maturity: In terms of the Fund’s selection and allocation in years to a bond’s final maturity, the Fund’s selection of bonds in the 0-2 years maturity range was the primary detractor to the Fund’s performance relative to the benchmark.
  Effective Duration: Focusing on the Fund’s effective duration, the Fund’s selection of bonds with an effective duration of 0-1 years was the primary contributor to the Fund’s underperformance relative to the benchmark.
  Sector/Industry: In terms of sector exposure, the Fund’s selection in the Industrial Development sector was the main detractor from the Fund’s performance relative to the benchmark.
  U.S. Treasury Rate Trends: During the Period, 10-year and 30-year U.S. Treasury yields increased by approximately 34 basis points (“bps”) and 60 bps, respectively, to 4.37% and 4.90%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 23.8% to $564.6 billion compared with $456.2 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: During the Period, according to Municipal Market Data AAA yield curve data, 10-year and 30-year municipal yields increased 50 bps and 99 bps, respectively, to 3.32% and 4.67%, respectively.
  Municipal Credit Spreads: During the Period, credit spreads widened for A, BBB, and high yield municipals by approximately 6 bps, 17 bps, and 15 bps, respectively.
  Industry Fund Flows: During the Period, according to data collected by the Investment Company Institute and Bloomberg, fund outflows totaled approximately $36.9 billion.
FUND PERFORMANCE (November 1, 2018 to July 31, 2025)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2025)	1 Year	5 Year	Since Inception (11/1/18)
First Trust Ultra Short Duration Municipal ETF	3.01%	1.68%	1.75%
Bloomberg Municipal Short-Term Index	3.24%	1.94%	1.88%
Bloomberg Municipal Bond Index	0.00%	0.13%	2.10%
Visit www.ftportfolios.com/etf/FUMB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2025)
Fund net assets	$215,167,874
Total number of portfolio holdings	198
Total advisory fee paid	$892,504
Portfolio turnover rate	113%
WHAT DID THE FUND INVEST IN? (As of July 31, 2025)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Government Obligation Bond - Unlimited Tax	16.7%
Insured	12.5%
Hospital	8.7%
Industrial Development Bond	7.8%
Government Obligation Bond - Limited Tax	7.5%
Airport	7.2%
Gas	5.9%
Dedicated Tax	5.8%
Local Housing	4.6%
All Other	23.3%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FUMB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Ultra Short Duration Municipal ETF (FUMB)

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund III (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $323,000 for the fiscal year ended 2024 and $296,000 for the fiscal year ended 2025.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $160,802 for the fiscal year ended 2024 and $104,140 for the fiscal year ended 2025.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:
Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2024 were $160,802 for the Registrant, $28,600 for the Registrant’s investment advisor and $33,000 for the Registrant’s distributor; and for the fiscal year ended 2025 were $104,140 for the Registrant, $28,080 for the Registrant’s investment advisor and $32,400 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable to the Registrant.
(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statement(s) required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended July 31, 2025

First Trust Exchange-Traded Fund III

First Trust Municipal High Income ETF (FMHI)

First Trust Municipal High Income ETF (FMHI)
Annual Financial Statements and Other Information
July 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Municipal High Income ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments
July 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 99.4%
	Alabama — 3.1%
$3,875,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds Proj No 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	$3,904,484
530,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 06/01/29)	5.25%	02/01/53	556,179
1,340,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F (Mandatory put 12/01/28)	5.50%	11/01/53	1,407,088
1,000,000	Black Belt Energy Gas Dist AL Gas Sply Rev, Ser B (Mandatory put 12/01/30)	5.25%	12/01/53	1,074,344
1,500,000	Homewood AL Eductnl Bldg Auth Rev Stdt Hsg & Parking Proj, Ser C	5.50%	10/01/49	1,479,881
1,000,000	Mobile AL Indl Dev Brd Sol Wst Disp Rev Var AL Pwr Barry Plant (a)	3.00%	06/01/34	1,000,000
5,000,000	Mobile Cnty AL Indl Dev Auth Sol Wst Disp Rev AM/NS Calvert LLC Proj, Ser B, AMT	4.75%	12/01/54	4,372,731
2,425,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	2,436,643
3,000,000	SE Energy Auth Cooperative Dist AL Energy Sply Rev, Ser A	5.00%	11/01/35	3,094,675
1,650,000	Univ of AL at Birmingham Gen Rev Brd of Trustees, Ser B	3.00%	10/01/41	1,306,445
2,500,000	Walker Cnty AL Econ & Indl Dev Auth Sol Wst Disp Rev Var AL Pwr Co Plant Gorgas Proj, AMT (a)	2.90%	08/01/63	2,500,000
				23,132,470
	Arizona — 4.0%
1,075,000	AZ St Hlth Facs Auth Var Banner Hlth Rmkt, Ser C (a)	2.80%	01/01/46	1,075,000
1,790,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (b)	5.00%	07/01/39	1,723,347
610,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (b)	5.00%	07/01/49	541,550
1,000,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj, Ser B (b)	5.00%	07/01/29	1,010,168
2,075,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A	5.00%	07/15/39	1,996,505
400,000	AZ St Indl Dev Auth Edu Rev Lone Mountain Cmps Proj, Ser A (b)	5.00%	12/15/39	385,585
700,000	AZ St Indl Dev Auth Edu Rev Lone Mountain Cmps Proj, Ser A (b)	5.00%	12/15/49	612,557
1,000,000	AZ St Indl Dev Auth Edu Rev Pinecrest Acdmy Horizon Inspirada & St Rose Cmps, Ser A (b)	5.75%	07/15/38	1,005,629
300,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (b)	5.00%	07/01/37	300,728
1,670,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	5.13%	07/01/37	1,673,352
2,240,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	5.25%	07/01/47	2,129,586
550,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser D (b)	4.00%	07/01/27	550,723
365,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (b)	4.00%	07/15/33	340,802
385,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (b)	4.00%	07/15/34	353,185
950,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (b)	4.00%	07/15/41	752,929
1,500,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (b)	4.00%	07/15/51	1,047,751
1,740,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (b)	4.00%	12/15/41	1,440,741
1,000,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (b)	4.00%	12/15/51	735,583
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (b)	5.00%	07/01/39	1,001,579
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$2,035,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (b)	5.00%	07/01/49	$1,869,710
260,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (b)	4.00%	07/01/26	259,404
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (b)	5.00%	07/01/47	875,111
3,000,000	Maricopa Cnty Indl Dev Auth Exempt Facs Rev Comml Metals Co Proj, AMT (b)	4.00%	10/15/47	2,351,081
2,000,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Fac Legacy Trad Schs Projs (b)	5.00%	07/01/45	1,866,722
2,000,000	Phoenix AZ Indl Dev Auth Hotel Rev Sr Falcon Properties LLC Proj, Ser A (b)	4.00%	12/01/51	1,330,472
100,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Ref Downtown Phoenix Stdt Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/27	102,592
1,000,000	Pima Cnty AZ Indl Dev Auth Sr Living Rev La Posada at Pusch Ridge Proj, Ser A (b)	6.75%	11/15/42	1,045,858
1,500,000	Sierra Vista AZ Indl Dev Auth Ed Fac Rev American Leadership Acdmy Proj (b)	5.00%	06/15/54	1,269,860
				29,648,110
	Arkansas — 0.8%
3,000,000	AR Dev Fin Auth Envrnmntl Rev Sustainable Bond US Steel Corp Proj, AMT	5.45%	09/01/52	2,933,583
1,000,000	AR Dev Fin Auth Envrnmntl Rev Sustainable Bond US Steel Corp Proj, AMT	5.70%	05/01/53	1,003,908
2,000,000	AR St Dev Fin Auth Indl Dev Rev Sustainable Bonds Hybar Steel Proj, Ser A, AMT (b)	6.88%	07/01/48	2,114,672
				6,052,163
	California — 3.9%
2,500,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1 (Mandatory put 04/01/32)	5.00%	05/01/54	2,643,884
8,000,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Cap Apprec Stanislaus, Subser A	(c)	06/01/46	1,718,600
250,000	CA Pub Fin Auth Sr Living Rev Enso Vlg Proj Sustainable Bond, Ser A (b)	5.00%	11/15/51	210,181
250,000	CA Sch Fin Auth Sch Fac Rev Ref Value Schs, Ser A (b)	5.25%	07/01/48	242,935
650,000	CA St Enterprise Dev Auth Chrt Sch Rev The Rocklin Acdmy Proj (b)	5.00%	06/01/54	583,367
2,500,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/42	2,508,872
3,000,000	CA St Infra & Econ Dev Bank Rev Ref Sustainable Bond Sub Brightline W Passenger Proj, Ser A, AMT (Mandatory put 01/01/35) (b)	9.50%	01/01/65	2,676,513
1,050,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (b)	5.00%	07/01/38	1,006,603
2,000,000	CA St Muni Fin Auth Rev CA Baptist Univ, Ser A (b)	5.00%	11/01/46	1,818,252
775,000	CA St Muni Fin Auth Rev Ref CA Baptist Univ, Ser A (b)	5.38%	11/01/45	766,781
205,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	208,437
1,250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	1,209,828
1,000,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	983,114
1,300,000	CA St Muni Fin Auth Spl Tax Rev Bold Prog, Ser B	5.75%	09/01/53	1,329,381
1,250,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (b)	5.00%	07/01/37	1,246,219
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$550,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/33	$558,059
1,000,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	5.00%	11/01/41	944,235
1,500,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev The Link Glendale Sustainable Bonds, Ser A-2 (b)	4.00%	07/01/56	1,094,673
500,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Sustainable Bonds, Ser A-2 (b)	4.00%	07/01/56	372,252
300,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (b)	5.00%	10/01/42	296,558
450,000	Palm Desert CA Spl Tax Ref Univ Park	4.00%	09/01/41	404,824
850,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	5.00%	09/01/48	834,279
3,735,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/44	3,708,779
1,615,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/42	1,720,048
				29,086,674
	Colorado — 5.5%
1,500,000	Aerotropolis Regl Tranprtn Auth CO Spl Rev (b)	5.50%	12/01/44	1,438,275
1,000,000	Aerotropolis Regl Tranprtn Auth CO Spl Rev (b)	5.75%	12/01/54	968,826
1,120,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	974,606
525,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/35	523,334
1,125,000	Canyons Met Dist #5 CO Ref Subord, Ser B	6.50%	12/15/54	1,111,970
1,175,000	CCP Met Dist No 3 CO Ref	5.00%	12/01/53	1,091,954
500,000	CO St Hlth Facs Auth Rev Ref Christian Living Neighborhoods Proj	5.00%	01/01/31	501,478
1,400,000	CO St Hlth Facs Auth Rev Ref Christian Living Neighborhoods Proj	5.00%	01/01/37	1,399,938
950,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/39	878,289
1,275,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.25%	05/15/30	1,301,779
670,000	CO St Hlth Facs Auth Rev Ref Frasier Proj, Ser 2023A	4.00%	05/15/35	640,825
1,125,000	CO St Hlth Facs Auth Rev Ref Frasier Proj, Ser 2023A	4.00%	05/15/41	979,501
500,000	CO St Hlth Facs Auth Rev Ref Frasier Proj, Ser 2023A	4.00%	05/15/48	395,438
325,773	CO St Hlth Facs Auth Rev Sr Living Ralston Creek Arvada Proj, Ser A (d) (e)	5.25%	11/01/32	5,049
1,120,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.75%	11/15/40	1,201,600
1,100,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.75%	11/15/45	1,154,783
1,220,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/41	1,232,551
500,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	500,511
1,700,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (b)	5.00%	12/01/41	1,613,479
1,510,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (b)	5.00%	12/01/51	1,327,480
1,500,000	Four Corners Busn Impt Dist CO Ltd Tax Supported	6.00%	12/01/52	1,458,171
1,000,000	Grandview Reserve Met Dist #3 CO Sr Bonds, Ser A (d)	6.25%	12/01/52	937,580
575,000	Jefferson Ctr CO Met Dist #1 Spl Rev, Ser A-2	4.13%	12/01/40	507,492
1,000,000	Lanterns Met Dist #3, Ser A-1	7.25%	12/01/53	1,017,869
1,000,000	Meridian Ranch Met Dist 2018 Subdistrict CO	6.75%	12/01/52	987,284
905,000	Mountain Brook Met Dist CO	4.50%	12/01/41	731,904
1,145,000	Newlin Crossing Met Dist CO, Ser A (b)	5.38%	12/01/54	1,059,144
2,500,000	Palisade CO Met Dist #2 Ltd Tax Ref Convertible Sub, Ser B, CABS, steps up to 5.88% on 12/15/26 (b) (f)	(c)	12/15/54	2,315,600
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$1,000,000	Peak Met Dist #1 CO, Ser A (b)	5.00%	12/01/41	$869,899
1,200,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/50	1,050,618
2,470,000	Pinon Pines Met Dist #3 CO Conv, CABS, steps up to 5.88% on 12/01/27 (f)	(c)	12/01/54	2,087,888
975,000	Poudre Heights Vly Met Dist CO, Ser A (b)	5.50%	12/01/54	868,098
1,500,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (b)	5.00%	12/15/41	1,452,640
2,750,000	Red Barn Met Dist CO Ref, Ser A	5.50%	12/01/55	2,638,903
550,000	Sterling Ranch Cmnty Auth Brd CO Supported Rev Ref Sr, Ser A	6.13%	12/01/39	558,767
1,410,000	Sunset Parks Met Dist CO, Ser A (b)	5.13%	12/01/54	1,286,445
900,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	879,504
700,000	W Meadow Met Dist CO Ref Sr Bonds, Ser A (b)	6.00%	12/01/38	708,513
				40,657,985
	Connecticut — 0.8%
800,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser A	4.00%	07/01/37	767,475
2,500,000	CT St Hlth & Eductnl Facs Auth Rev Sustainable Bonds Goodwin Univ Obligated Grp, Ser A1	5.00%	07/01/44	2,315,870
1,000,000	Stamford CT Hsg Auth Ref Mozaic Concierge Living Proj, Ser A	6.38%	10/01/45	996,328
2,200,000	Stamford CT Hsg Auth Ref Mozaic Concierge Living Proj, Ser A	6.50%	10/01/55	2,167,313
				6,246,986
	Delaware — 0.1%
870,000	Bridgeville DE Spl Oblig Heritage Shores Spl Dev Dist (b)	5.25%	07/01/44	840,836
214,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (b)	5.00%	07/01/28	216,036
				1,056,872
	District of Columbia — 0.5%
1,470,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/42	1,474,438
2,000,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.50%	10/01/45	2,082,516
				3,556,954
	Florida — 15.3%
705,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/40	622,669
100,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Maple Ridge Phase 4 Proj (b)	4.30%	05/01/42	88,366
1,655,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Maple Ridge Phase 4 Proj (b)	4.45%	05/01/52	1,371,561
2,380,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Phase 4 Master Impt Proj (b)	5.25%	05/01/43	2,315,853
600,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2021	4.00%	05/01/52	461,790
1,000,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2022	5.00%	05/01/53	918,872
1,000,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/41	819,214
500,000	Berry Bay II CDD FL Spl Assmnt Proj, Ser 2024	5.20%	05/01/44	467,186
2,000,000	Bexley CDD FL Spl Assmnt Rev	4.88%	05/01/47	1,814,802
1,600,000	Bridgewater N Cmnty Dev Dist FL Capital Impt Rev	4.00%	05/01/42	1,347,087
1,985,000	Capital Projs Fin Auth FL Eductnl Facs Rev Ref Navigator Acdmy of Leadership Obligated Grp Proj (b)	5.00%	06/15/44	1,804,683
1,700,000	Capital Projs Fin Auth FL Eductnl Facs Rev Ref Navigator Acdmy of Leadership Obligated Grp Proj (b)	5.00%	06/15/54	1,495,196
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$525,000	Capital Trust Agy FL Eductnl Facs Rev Academir Chrt Schs Inc Proj, Ser A (b)	4.00%	07/01/51	$381,509
155,000	Capital Trust Agy FL Eductnl Facs Rev Liza Jackson Preparatory Sch Inc Proj, Ser A	4.00%	08/01/30	155,445
1,070,000	Capital Trust Agy FL Eductnl Facs Rev Liza Jackson Preparatory Sch Inc Proj, Ser A	5.00%	08/01/40	1,038,955
250,000	Capital Trust Auth FL Eductnl Facs Rev FL Institute of Technology Proj, Ser A (b)	5.00%	07/01/45	233,762
1,000,000	Capital Trust Auth FL Eductnl Facs Rev FL Institute of Technology Proj, Ser A (b)	5.25%	07/01/50	935,240
1,000,000	Celebration Pointe Cmnty Dev Dist No 1 FL Spl Assmnt Rev (d) (e)	4.00%	05/01/53	800,000
1,000,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj (b)	5.00%	10/01/34	1,011,664
4,750,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj, Ser A, AMT (b)	4.00%	10/01/51	3,648,863
485,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	488,335
1,000,000	Coco Palms FL CDD Spl Assmnt	5.00%	05/01/46	946,776
1,500,000	Connerton E CDD FL Spl Assmnt Area One	5.25%	06/15/43	1,480,866
1,000,000	Crosswinds E CDD FL Spl Assmnt Area One Proj	5.50%	05/01/44	972,906
1,500,000	Crosswinds E CDD FL Spl Assmnt Area One Proj	5.75%	05/01/54	1,442,970
600,000	Cypress Bluff CDD FL Spl Assmnt Del Web Proj, Ser A (b)	3.63%	05/01/40	529,512
1,640,000	Eden Hills Cmnty Dev Dist FL Spl Assmnt	4.00%	05/01/42	1,414,901
1,765,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	1,371,625
2,635,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	4.00%	05/01/52	2,034,013
3,040,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	4.00%	05/01/51	2,352,201
720,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (b)	5.00%	11/01/29	736,895
995,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (b)	5.50%	11/01/39	1,007,060
1,250,000	Fallschase Cmnty Dev Dist FL Spl Assmnt	3.38%	05/01/41	989,867
1,385,000	FL St Dev Fin Corp Eductnl Facs Rev Ref Global Outreach Chrt Acdmy Proj, Ser A (b)	4.00%	06/30/56	856,898
1,000,000	FL St Dev Fin Corp Sol Wst Disp Rev Var GFL Solid Waste SE LLC Proj, Ser A, AMT (Mandatory put 10/01/31) (b)	4.38%	10/01/54	993,598
2,000,000	FL St Dev Fin Corp Sol Wst Disp Rev Var Waste Pro USA Inc Proj, AMT (Mandatory put 07/01/26) (b)	6.13%	07/01/32	2,022,511
1,005,000	FL St Dev Fin Corp Sr Living Rev Ref Mayflower Retmnt Cmnty Proj, Ser A (b)	4.00%	06/01/41	796,297
750,000	FL St Dev Fin Corp Sr SFP Tampa I The Henry Proj, Ser A1 (b)	5.00%	06/01/44	699,311
500,000	Forest Lake Cmnty Dev Dist FL Spl Assmnt Area 1 Proj (b)	4.00%	05/01/40	445,315
1,750,000	Fort Lauderdale FL Wtr & Swr Rev Enabling Wks Proj, Ser A	5.50%	09/01/53	1,845,516
190,000	Gardens at Hammock Beach CDD FL Spl Assmnt Area One, Ser 1	4.80%	05/01/31	192,340
300,000	Gardens at Hammock Beach CDD FL Spl Assmnt Area One, Ser 1	5.38%	05/01/44	289,267
1,560,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	4.38%	11/01/49	1,319,593
2,000,000	Halifax FL Hosp Med Ctr Ref	5.00%	06/01/36	2,004,683
440,000	Hamilton Bluff Cmnty Dev Dist FL Spl Assmnt Area One Proj	4.70%	05/01/31	445,301
500,000	Hamilton Bluff Cmnty Dev Dist FL Spl Assmnt Area One Proj	5.50%	05/01/44	479,804
1,000,000	Hamilton Bluff Cmnty Dev Dist FL Spl Assmnt Area One Proj	5.80%	05/01/54	945,348
500,000	Hillsborough Cnty FL Aviation Auth Tampa Intl Arpt, Ser B, AMT	5.50%	10/01/49	517,374
520,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Azario Proj	3.75%	05/01/40	451,697
750,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev N E Sector Proj Phase 1A	5.00%	05/01/38	754,471
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$765,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Palm Grove Proj	5.50%	05/01/55	$720,155
1,325,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Stewardship Dist Azario Proj	4.00%	05/01/50	1,047,647
1,500,000	Langley S CDD FL Spl Assmnt Area One	5.13%	05/01/44	1,416,657
1,000,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point (Temps- 65), Ser 2024 B-2	4.38%	11/15/29	1,006,906
1,150,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point Waterside Hlth Proj	5.00%	11/15/49	1,066,414
300,000	LTC Ranch W Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area Two Proj Pod 5, Ser AA2	5.70%	05/01/44	289,367
1,130,000	Mangrove Point & Mangrove Manor CDD Capital Impt	4.25%	05/01/42	990,064
2,570,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/38	2,564,276
1,900,000	Miami-Dade Cnty FL Seaport Rev Ref Sr Bonds, Ser A, AMT	5.25%	10/01/52	1,886,569
1,880,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	1,761,941
1,500,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area Two	3.38%	11/01/41	1,187,464
1,000,000	N Springs FL Impt Dist Parkland Bay Assmt Area (b)	4.88%	05/01/38	1,000,735
2,000,000	N Sumter Cnty FL Util Dependent Dist Util Rev Sr Central Sumter Util	5.00%	10/01/49	1,993,374
1,500,000	Normandy CDD FL Capital Impt Rev Assmnt Area One (b)	5.30%	05/01/44	1,405,548
1,300,000	Old Hickory CDD FL Spl Assmnt Spl Asmt	4.00%	06/15/40	1,148,801
1,000,000	Palm Beach Cnty FL Rev Sr Bond Provident Grp PBAU Properties II LLC, Ser A (b)	5.75%	10/01/55	1,007,303
465,000	Parkland Preserve CDD FL Spl Assmnt Rev 2019A Spl Assmnts, Ser A	5.25%	05/01/39	468,823
950,000	Parrish Lakes CDD Capital Impt Rev Assmnt Area Three	5.50%	05/01/44	910,585
810,000	Pioneer Ranch CDD FL Spl Assmnt	5.00%	05/01/44	742,782
1,000,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (e) (g)	5.88%	01/01/33	550,000
610,000	Pompano Beach FL Rev John Knox Vlg Proj, Ser A	4.00%	09/01/41	526,581
1,050,000	Pompano Beach FL Rev Ref John Knox Vlg Proj	4.00%	09/01/50	806,988
690,000	Prosperity Lakes Cmnty Dev Dist FL Spl Assmnt Area One	5.88%	12/15/43	709,677
995,000	Prosperity Lakes Cmnty Dev Dist FL Spl Assmnt Area One	6.13%	12/15/53	1,029,132
1,730,000	Reunion E FL CDD Spl Assmnt, Ser 2021	4.00%	05/01/51	1,370,142
390,000	Rivington CDD FL Spl Assmnt Rev 2022 Assmnt Area	4.00%	05/01/52	298,841
760,000	Rivington CDD FL Spl Assmnt Rev Assmnt Area	3.38%	05/01/31	727,005
500,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/36	440,529
750,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/41	603,687
2,765,000	Saltleaf CDD FL Capital Impt Rev	6.00%	05/01/56	2,710,181
1,880,000	Sandridge Cmnty Dev Dist FL Spl Assmnt Rev Phase II Proj	4.30%	05/01/52	1,528,417
2,000,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.13%	05/01/41	1,753,773
2,000,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	1,612,852
2,000,000	Scenic Terrace S CDD FL Spl Assmnt Proj, Ser 2022	4.63%	05/01/53	1,702,556
1,635,000	Scenic Terrace S CDD FL Spl Assmnt Proj, Ser 2022	4.50%	05/01/42	1,462,279
150,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (b)	5.00%	03/01/30	150,216
750,000	Seagrove CDD FL Spl Assmnt	4.88%	06/15/44	692,235
490,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (b)	5.25%	11/01/39	492,248
1,000,000	Shingle Creek at Bronson CDD FL Spl Assmnt	3.50%	06/15/41	853,405
1,945,000	Six Mile Creek FL CDD Capital Impt Rev Assmnt Area 3 Phase 1	4.00%	05/01/51	1,504,944
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$2,580,000	Stillwater CDD FL Sp Assmnt Spl Assmt 2021 Proj (b)	3.50%	06/15/41	$2,063,445
2,000,000	The Heights CDD FL Spl Assmnt Rev CDD	5.00%	01/01/50	1,826,255
835,000	Triple Creek FL CDD Spl Assmnt Vlgs Q&R Proj (b)	4.00%	11/01/51	642,933
1,050,000	Trout Creek CDD FL Capital Impt Rev	4.00%	05/01/51	810,088
895,000	V-Dana CDD FL Spl Assmnt Area Two 2025 Proj Area	5.38%	05/01/45	850,296
725,000	Venice FL Vlg on The Isle Proj, Ser A (b)	5.50%	01/01/55	665,192
1,000,000	Veranda CDD II FL Spl Assmnt Rev Ref Assmt Area 3 Preserve E Proj	5.38%	05/01/54	955,687
185,000	Villamar CDD FL Spl Assmnt	4.00%	05/01/29	186,233
3,400,000	Volusia Cnty FL Eductnl Fac Auth Stetson Univ Inc Proj	5.25%	06/01/49	3,353,652
1,495,000	W Vlgs FL Impt Dist Ref Spl Assmt Unit Dev #1	4.63%	05/01/38	1,427,127
990,000	W Vlgs FL Impt Dist Unit Dev #10 Assmnt Area One	5.38%	05/01/44	950,175
900,000	Westside FL CDD Spl Assmnt Rev Ref (b)	4.13%	05/01/38	822,909
1,360,000	Westview S CDD FL Spl Assmnt Area One 2023 Proj Area	5.38%	05/01/43	1,325,916
1,210,000	Wildblue CDD FL Spl Assmnt (b)	4.25%	06/15/39	1,075,554
				113,656,529
	Georgia — 3.9%
1,000,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/37	957,412
1,000,000	Atlanta GA Dev Auth Convertible Ctfs, Class A, Ser 1, CABS, steps up to 6.50% on 06/15/28 (b) (f)	(c)	12/15/48	850,263
500,000	Atlanta GA Dev Auth Westside Gulch Area Proj, Ser A-1 (b)	5.00%	04/01/34	498,058
2,800,000	Bartow Cnty GA Dev Auth Solid Waste Disp Fac Rev Var GA Pwr Co Plt Bowen Proj, AMT (a)	2.85%	11/01/62	2,800,000
1,800,000	Burke Cnty GA Dev Auth Poll Control Rev Adjustable GA Pwr Co Plant Vogtle Proj Remk (a)	2.85%	11/01/52	1,800,000
3,000,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (a)	2.80%	11/01/52	3,000,000
500,000	Cobb Cnty GA Dev Auth Chartersch Rev NW Classical Acdmy Proj, Ser A (b)	6.00%	06/15/43	484,459
1,750,000	Cobb Cnty GA Dev Auth Chartersch Rev NW Classical Acdmy Proj, Ser A (b)	6.40%	06/15/53	1,677,794
1,125,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser A	5.75%	04/01/53	1,173,749
2,000,000	Floyd Cnty GA Dev Auth Adj GA Pwr Co Plt Hammond Proj (a)	2.85%	09/01/26	2,000,000
2,275,000	Fulton Cnty GA Dev Auth Rev Piedmont Hlthcare Inc Proj Multimodal Bond, Ser A	4.00%	07/01/49	1,920,411
1,335,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	1,346,566
500,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel Second Tier, Ser B (b)	5.00%	01/01/36	500,886
1,750,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	1,752,788
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 12/01/28)	4.00%	05/01/52	1,005,899
3,660,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 09/01/30)	5.00%	09/01/53	3,869,963
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$2,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 12/01/30)	5.00%	05/01/54	$2,111,737
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser E-1 (Mandatory put 06/01/31)	5.00%	12/01/53	1,056,862
				28,806,847
	Guam — 0.1%
250,000	Guam Govt Busn Privilege Tax Rev Ref, Ser D	5.00%	11/15/35	250,184
155,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	147,636
				397,820
	Hawaii — 0.3%
1,500,000	HI St Dept of Budget & Fin Spl Purp Rev Ref HI Pacific Univ Proj (b)	5.00%	07/01/39	1,400,916
1,000,000	HI St Dept of Budget & Fin Spl Purp Rev Ref HI Pacific Univ Proj (b)	5.13%	07/01/43	896,040
				2,296,956
	Idaho — 1.2%
1,400,000	Avimor Cmnty Infra Dist #1 ID Spl Assmnt Area Five (b)	5.88%	09/01/53	1,404,830
1,500,000	Avimor Cmnty Infra Dist #1 ID Spl Assmnt Area Six, Ser B (b)	5.50%	09/01/53	1,441,634
900,000	ID Falls ID Auditorium Dist Annual Approp Ctfs, COPS (b)	5.25%	05/15/51	812,622
985,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/25	985,543
4,000,000	Spring Vly Cmnty Infra Dist #1 Spl Assmnt Area Two (b)	6.25%	09/01/53	3,988,477
				8,633,106
	Illinois — 3.8%
2,615,000	Chicago IL Brd of Edu Proj, Ser C	5.25%	12/01/35	2,615,017
300,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	305,302
3,500,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/30	3,650,283
1,000,000	Chicago IL Brd of Edu Sustainable Bond, Ser E	5.13%	12/01/32	1,000,225
1,000,000	Chicago IL Brd of Edu, Ser A	5.00%	12/01/35	1,005,093
3,090,000	Chicago IL Brd of Edu, Ser D	5.00%	12/01/46	2,755,126
750,000	Chicago IL Chicago Wks, Ser A	5.50%	01/01/40	765,477
5,000,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/48	4,837,858
1,300,000	Chicago IL Park Dist Ref, Ser A, BAM	4.00%	01/01/32	1,325,065
1,415,000	Cook Cnty IL MF Hsg Rev Deerfield Supportive Living Proj	6.50%	01/01/45	1,361,763
250,000	IL St	5.50%	05/01/26	255,084
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/30	254,029
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/31	253,093
100,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev CHF Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	100,512
300,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev CHF Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	304,339
145,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev CHF Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/28	147,811
1,750,000	IL St, Ser A	5.50%	03/01/47	1,779,057
2,000,000	IL St, Ser C	5.00%	11/01/29	2,082,356
1,660,000	Lincolnwood IL Tax Incr Allocation Rev NTS Dist 1860 Dev Proj, Ser A, COPS (b)	4.82%	01/01/41	1,581,743
1,100,000	Lincolnwood IL Tax Incr Allocation Rev NTS Dist 1860 Dev Proj, Ser B, COPS (b)	5.75%	12/01/43	1,084,979
1,000,000	S Wstrn IL Dev Auth Envrnmntl Impt Rev US Steel Corp Proj	5.75%	08/01/42	999,976
				28,464,188
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana — 2.3%
$1,410,000	Carmel IN Redev Auth	3.00%	07/15/40	$1,201,227
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (b)	5.30%	01/01/32	239,901
1,410,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	1,425,421
535,000	IN St Fin Auth Hlth Fac Rev Margaret Mary Hlth Proj, Ser A	5.50%	03/01/44	544,944
2,000,000	IN St Fin Auth Rev BHI Sr Living, Ser A	5.25%	11/15/46	1,909,319
1,250,000	IN St Fin Auth Rev Ref Marquette Proj, Ser A	5.25%	03/01/50	1,178,532
2,000,000	IN St Fin Auth Stdt Hsg Rev Sr Stdt Hsg Proj, Ser A	5.00%	07/01/49	1,903,151
1,250,000	IN St Fin Auth Stdt Hsg Rev Sr Stdt Hsg Proj, Ser A	5.00%	07/01/54	1,171,621
4,625,000	IN St Muni Pwr Agy Var Ref Remk, Ser B (a)	2.75%	01/01/42	4,625,000
1,700,000	Indianapolis IN Loc Pub Impt Bond Bank Sr Convention Ctr Hotel, Ser E	6.00%	03/01/53	1,734,564
500,000	Terre Haute IN Mf Hsg Rev Silver Birch of Terre Haute Proj	5.10%	01/01/32	474,554
500,000	Valparaiso IN Exempt Facs Rev Ref Pratt Paper IN LLC Proj, AMT (b)	4.88%	01/01/44	467,990
				16,876,224
	Iowa — 0.8%
1,600,000	Dallas Ctr IA Grimes Cmnty Sch Dist	3.00%	05/01/39	1,329,138
3,000,000	IA St Fin Auth Midwstrn Disaster Area Rev Alcoa Inc Proj	4.75%	08/01/42	2,802,629
1,300,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Co Proj (Pre-refunded maturity 12/01/32)	5.00%	12/01/50	1,468,159
				5,599,926
	Kansas — 0.4%
1,950,000	Lenexa KS Hlth Care Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/43	1,814,391
175,000	Shawnee Cnty KS Pub Bldg Commn Rev Corrections and Parks & Rec Projs	5.50%	09/01/34	197,556
1,250,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (b)	5.75%	09/01/39	1,268,042
				3,279,989
	Kentucky — 1.9%
2,000,000	Boyle Cnty KY Eductnl Facs Rev Ref Ctr Clg, Ser A	5.25%	06/01/43	2,025,181
875,000	Henderson KY Exempt Facs Rev Pratt Paper LLC Proj, Ser A, AMT (b)	4.45%	01/01/42	798,051
1,650,000	Jefferson Cnty KY Sch Dist Fin Corp Sch Bldg Rev, Ser B	3.00%	12/01/38	1,398,342
1,000,000	KY St Econ Dev Fin Auth Ref Owensboro Hlth, Ser A	5.00%	06/01/41	971,211
1,500,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser A-1 (Mandatory put 02/01/32)	5.25%	04/01/54	1,608,883
2,525,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	2,536,744
230,000	KY St Univ KY St Univ Proj, BAM, COPS	4.00%	11/01/41	216,301
1,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	4.00%	10/01/39	911,448
3,600,000	Meade Cnty KY Indl Bldg Rev Var Nucor Steel Brandenburg Proj Sustainable Bond, Ser B-1 (a)	3.25%	08/01/61	3,600,000
				14,066,161
	Louisiana — 0.9%
2,000,000	LA Pub Facs Auth Rev Acadiana Renaissance Chrt Acdmy Proj (b)	6.00%	06/15/59	1,915,317
200,000	Monroe LA Wtr Rev, BAM	5.00%	11/01/32	210,497
1,000,000	New Orleans LA Sewage Svc Rev, Ser B	5.00%	06/01/45	986,849
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Louisiana (Continued)
$1,000,000	Saint James Parish LA Rev NuStar Logistics LP Proj Remk, Ser 2010 (b)	6.35%	07/01/40	$1,071,766
1,000,000	Saint James Parish LA Rev NuStar Logistics LP Proj Remk, Ser 2010A (b)	6.35%	10/01/40	1,071,605
1,600,000	Saint James Parish LA Rev Var NuStar Logistics LP Proj Remk, Ser 2010B (Mandatory put 06/01/30) (b)	6.10%	12/01/40	1,705,072
				6,961,106
	Maine — 0.2%
1,500,000	ME St Fin Auth Univ of New England Issue	5.50%	07/01/50	1,542,382
	Maryland — 1.0%
1,020,000	Baltimore MD Spl Oblig Ref E Baltimore Rsrch Park Proj, Ser A	5.00%	09/01/38	1,020,289
175,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	2.95%	06/01/27	172,195
185,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	3.05%	06/01/28	181,453
200,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	3.15%	06/01/29	195,110
190,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (b)	3.20%	06/01/30	184,066
800,000	Frederick Cnty MD Tax Incr & Spl Tax Ref Jefferson Technology Park Proj, Ser B (b)	4.63%	07/01/43	733,185
1,000,000	MD St Econ Dev Corp Stdt Hsg Rev Morgan St Univ Proj, Ser A	5.38%	07/01/38	1,050,858
3,675,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Meritus Hlth Issue	5.25%	07/01/50	3,653,466
				7,190,622
	Massachusetts — 1.1%
1,000,000	MA St Dev Fin Agy Rev Lasell Vlg Inc	5.25%	07/01/50	962,133
400,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (b)	5.00%	11/15/28	413,860
1,450,000	MA St Dev Fin Agy Rev Merrimack Clg Stdt Hsg Proj, Ser A (b)	5.00%	07/01/54	1,291,708
1,000,000	MA St Dev Fin Agy Rev Merrimack Clg Stdt Hsg Proj, Ser A (b)	5.00%	07/01/60	874,933
500,000	MA St Dev Fin Agy Rev Ref Boston Med Ctr Sustainable Bonds, Ser G	5.25%	07/01/48	486,506
1,020,000	MA St Dev Fin Agy Rev Ref Salem Cmnty Corp	5.13%	01/01/40	962,074
550,000	MA St Dev Fin Agy Rev Sustainable Bond Boston Med Ctr, Ser D	5.00%	07/01/44	522,993
2,500,000	MA St Dev Fin Agy Sr Living Rev Care Cmntys LLC Obligated Grp, Ser A-1 (b)	6.50%	07/15/60	2,395,947
				7,910,154
	Michigan — 1.1%
1,100,000	Detroit MI Sustainable Bonds, Ser A	5.00%	04/01/46	1,072,901
2,000,000	Detroit MI Sustainable Bonds, Ser A	5.00%	04/01/50	1,905,646
1,000,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Sr Lien Bonds, Ser B	5.25%	07/01/48	1,026,981
1,750,000	Kentwood MI Econ Dev Corp Ref Holland Home Oblig Grp	5.00%	11/15/37	1,710,375
1,500,000	Mattawan MI Consol Sch Dist, Ser I	5.00%	05/01/47	1,498,972
1,000,000	MI St Strategic Fund Ltd Oblg Rev Holland Home	5.00%	11/15/42	920,178
				8,135,053
	Minnesota — 1.1%
600,000	Apple Vly MN Sr Hsg Rev Phs Apple Vly Sr Hsg Inc Orchard Path Phase III Proj, Ser A	5.50%	09/01/55	574,209
815,000	Apple Vly MN Sr Hsg Rev Phs Apple Vly Sr Hsg Inc Orchard Path Phase III Proj, Ser A	5.63%	09/01/65	780,249
1,000,000	Brainerd MN Sr Hsg & Hlthcr Rev Pinecrest Cnty Manor Proj, Ser A	6.00%	05/01/55	966,215
300,000	Brainerd MN Sr Hsg & Hlthcr Rev Pinecrest Cnty Manor Proj, Ser A	6.00%	05/01/60	284,374
500,000	Eagan MN Chrtr Sch Lease Rev Great Oaks Acdmy, Ser A (b)	6.38%	02/01/55	467,826
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Minnesota (Continued)
$125,000	Minneapolis MN Stdt Hsg Rev Riverton Cmnty Hsg Proj	3.80%	08/01/27	$123,806
2,450,000	Minneapolis Saint Paul MN Met Arpts Commn Arpt Rev Subord Priv Activity, Ser B, AMT	5.25%	01/01/42	2,514,647
300,000	Rochester MN Hlth Care Facs Rev Mayo Clinic, Ser A	4.25%	11/15/50	271,318
1,100,000	Saint Paul MN Hsg & Redev Auth Chrt Sch Lease Rev Ref Hgr Ground Acdmy Proj	4.25%	12/01/32	1,108,270
105,000	Saint Paul MN Hsg & Redev Auth Chrt Sch Lease Rev Ref, Ser A	5.00%	12/01/30	105,076
850,000	Woodbury MN Chrt Sch Lease Rev Woodbury Leadership Proj, Ser A	4.00%	07/01/41	690,924
660,000	Woodbury MN Chrt Sch Lease Rev Woodbury Leadership Proj, Ser A	4.00%	07/01/51	475,566
				8,362,480
	Mississippi — 1.0%
1,400,000	Gulfport MS Hosp Fac Rev Memorial Hosp at Gulfport Proj	5.50%	07/01/50	1,414,510
3,000,000	MS Busn Fin Corpms Sol Wst Disp Fac & Wstwtr F Var MS Pwr Co Proj, 1st Ser, AMT (a)	2.75%	11/01/52	3,000,000
1,020,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc, Ser I (a)	2.75%	11/01/35	1,020,000
1,940,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc, Ser L (a)	2.70%	11/01/35	1,940,000
				7,374,510
	Missouri — 2.2%
1,875,000	Kansas City MO Indl Dev Auth Econ Activity Tax Rev Historic NE Redev Plan, Ser A-1 (b)	5.00%	06/01/54	1,656,410
500,000	Lees Summit MO Indl Dev Auth Sr Living Facs Rev John Knox Vlg, Ser A	5.00%	08/15/51	399,728
1,000,000	Lees Summit MO Indl Dev Auth Sr Living Facs Rev Ref John Knox Vlg, Ser A	5.00%	08/15/39	1,002,914
925,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref BJC Hlth Sys, Ser A	4.00%	07/01/46	802,525
550,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svc Projs Svcs Projs, Ser A, Ser ASR	5.00%	02/01/29	565,484
1,070,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svc Projs Svcs Projs, Ser A, Ser ASR	5.00%	02/01/42	1,034,184
550,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/32	543,179
10,000	MO St Hlth & Eductnl Facs Auth Med Rsrch Lutheran Svcs, Ser A	5.00%	02/01/29	10,059
2,045,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.25%	02/01/48	1,953,388
1,145,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser B	5.00%	02/01/46	1,028,925
1,000,000	Phelps Cnty MO Hosp Rev Phelps Hlth (h)	6.00%	12/01/55	1,035,423
730,000	Saint Louis Cnty MO Indl Dev Auth Sr Living Facs Friendship Vlg St Louis Oblig Grp, Ser A	5.25%	09/01/53	667,910
250,000	St Charles Cnty MO Pub Wtr Sply Dist #2 Pub Wtr Sply Dist No 2, COPS	4.00%	12/01/44	222,567
3,500,000	St Louis Cnty MO Indl Dev Auth Sr Living Facs Ref Friendship Vlg St Louis	5.00%	09/01/48	3,154,498
2,000,000	Taney Cnty MO Indl Dev Auth Sales Tax Rev Big Cedar Infra Proj (b)	6.00%	10/01/49	1,889,170
				15,966,364
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nebraska — 0.2%
$700,000	Douglas Cnty NE Hosp Auth #2 Var Ref Hlth Facs Childrens, Ser A (a)	2.70%	08/15/32	$700,000
750,000	Omaha NE Arpt Auth Arpt Facs, AG, AMT	5.25%	12/15/43	763,654
				1,463,654
	Nevada — 0.6%
930,000	Clark Cnty NV Sch Dist, Ser B, BAM	3.00%	06/15/41	732,151
770,000	Henderson NV Loc Impt Dists Rainbow Canyon Phase II Roject	5.00%	03/01/38	765,905
985,000	Henderson NV Loc Impt Dists Rainbow Canyon Phase II Roject	5.25%	03/01/48	926,044
445,000	Las Vegas NV Spl Assmnt Dist #817 Spl Impt Dt# 817 Summerlin Vlg 29	5.75%	06/01/43	457,749
500,000	Las Vegas NV Spl Assmnt Dist #817 Spl Impt Dt# 817 Summerlin Vlg 29	6.00%	06/01/48	514,330
185,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	4.00%	06/01/29	184,205
700,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A	5.00%	07/15/37	691,929
				4,272,313
	New Hampshire — 2.8%
2,000,000	Natl Fin Auth NH Rev Ref Sustainable Bond, Ser B, AMT (Mandatory put 07/02/40) (b)	3.75%	07/01/45	1,575,140
1,500,000	Natl Fin Auth NH Rev Winston Salem Sustainable Energy Partners, Ser A	5.50%	06/01/50	1,519,055
1,500,000	Natl Fin Auth NH Spl Rev (b)	5.88%	12/15/33	1,504,730
2,900,000	Natl Fin Auth NH Spl Rev (b)	5.38%	12/15/35	2,836,574
2,000,000	Natl Fin Auth NH Spl Rev Provence Proj, CABS (b) (h)	(c)	12/01/31	1,324,965
2,000,000	Natl Fin Auth NH Spl Rev Emberly and Canterra Creek Projs (b)	5.38%	12/01/31	1,999,206
2,000,000	Natl Fin Auth NH Spl Rev Megatel Projs, CABS (b)	(c)	12/15/33	1,198,532
3,000,000	Natl Fin Auth NH Spl Rev The Chambers Creek Proj, CABS (b)	(c)	12/15/32	1,862,323
1,900,000	Natl Fin Auth NH Spl Rev The Highlands Proj	5.13%	12/15/30	1,901,728
2,000,000	Natl Fin Auth NH Spl Rev The Wildflower Proj, CABS (b)	(c)	12/15/33	1,211,306
3,500,000	NH St Hlth & Edu Facs Auth Rev Ref Dartmouth Hlth Oblig Grp Issue	5.50%	08/01/50	3,624,351
				20,557,910
	New Jersey — 0.2%
950,000	NJ St Econ Dev Auth Spl Fac Rev Continental Airls Inc Proj Remk, Ser B, AMT	5.63%	11/15/30	950,997
100,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	100,165
100,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev, Ser 1A, AMT	4.00%	12/01/30	100,099
560,000	NJ St Transprtn Trust Fund Auth Fun Auth Transprtn Prog Bonds, Ser CC	5.25%	06/15/41	584,338
				1,735,599
	New Mexico — 0.2%
529,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (b)	3.75%	05/01/28	527,565
500,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (b)	4.00%	05/01/33	478,447
500,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (b)	4.25%	05/01/40	449,041
				1,455,053
	New York — 3.7%
1,000,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.25%	07/01/52	957,133
450,000	Dutchess Cnty NY Loc Dev Corp Mf Mtebs Sustainable Bonds Tomopkins Terrace Hsg LP Proj	5.00%	10/01/40	457,432
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$950,000	Nassau Cnty NY Loc Econ Asst Corp Edl Rev Roosevelt Children Acdmy Chrt Sch Proj, Ser A	5.00%	07/01/43	$916,879
2,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Adjustable 2nd Gen Resolution Fiscal 2014, Ser AA-1 (a)	2.75%	06/15/50	2,000,000
2,625,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Subord Bonds, Ser C-1	4.00%	02/01/42	2,372,730
1,800,000	NY NY Var Fiscal 2023, Ser A-4 (a)	2.75%	09/01/49	1,800,000
300,000	NY St Dorm Auth Revs Non St Supported Debt New York Institute of Technology	5.00%	07/01/44	298,616
1,250,000	NY St Dorm Auth Revs Non St Supported Debt White Plains Hosp Obligated Grp	5.25%	10/01/49	1,239,540
1,925,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A	3.00%	03/15/42	1,490,900
500,000	NY St Transprtn Dev Corp Exempt Fac Rev NY St Thruway Srvc Areas Proj, AMT	4.00%	10/31/46	415,774
1,250,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/40	1,229,941
2,540,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.38%	10/01/45	2,205,749
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	5.00%	08/01/31	999,944
3,315,000	NY St Transprtn Dev Corp Spl Fac Rev Ref John F. Kennedy Intl Arpt Proj, AMT	5.25%	08/01/31	3,387,968
165,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal, AMT	5.25%	06/30/49	158,243
1,515,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal, AMT	5.50%	06/30/54	1,463,474
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt Terminal One Prj, AMT	6.00%	06/30/54	1,016,222
500,000	Oyster Bay NY, Ser A, AG	2.00%	03/01/35	401,445
2,000,000	Suffolk Regl Off Track Betting Corp NY Rev	5.75%	12/01/44	2,037,091
2,000,000	Suffolk Regl Off Track Betting Corp NY Rev	6.00%	12/01/53	2,035,043
100,000	Westchester Cnty NY Loc Dev Corp Rev Ref Miriam Osborn Memorial Home Assn Proj	5.00%	07/01/34	102,450
460,000	Westchester NY Tobacco Asset Securitization Ref Sr, Ser B	5.00%	06/01/41	449,881
				27,436,455
	North Carolina — 1.9%
3,300,000	NC St Med Care Commn Hlth Care Facs Rev Lutheran Svcs For the Aging Ref, Ser A	4.00%	03/01/41	2,873,197
500,000	NC St Med Care Commn Hlth Care Facs Rev Ref Pennybyrn at Maryfield	5.00%	10/01/30	500,059
2,650,000	NC St Med Care Commn Retmnt Facs Rev Carolina Meadows	5.25%	12/01/54	2,500,259
1,940,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/45	1,734,110
2,850,000	NC St Med Care Commn Retmnt Facs Rev Ref Southminster Inc	5.00%	10/01/37	2,851,340
2,495,000	NC St Med Care Commn Retmnt Facs Rev The Forest at Duke Proj	4.00%	09/01/46	1,958,190
750,000	NC St Med Care Commn Retmnt Facs Rev The United Methodist Retmnt Homes Proj, Ser A	5.00%	10/01/49	707,302
1,000,000	NC St Med Care Commn Retmnt Facs Rev Twin Lakes Cmnty, Ser A	5.25%	01/01/55	946,069
				14,070,526
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Dakota — 0.1%
$520,000	Horace ND Ref	3.00%	05/01/36	$416,622
	Ohio — 2.2%
4,250,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	3,457,083
900,000	Cleveland Cuyahoga Cnty OH Port Auth Tax Incr Fing Rev Ref Sr Flats E Bank Proj, Ser A (b)	4.00%	12/01/55	673,709
1,640,000	Cleveland OH Arpt Sys Rev Ref, Ser A, AG, AMT	5.00%	01/01/43	1,616,783
2,000,000	Columbus OH Regl Arpt Auth Rev Ref John Glenn Columbus Intl Arpt, Ser A, AMT	5.50%	01/01/50	2,046,642
750,000	Columbus OH Regl Arpt Auth Rev Ref John Glenn Columbus Intl Arpt, Ser A, AMT	5.50%	01/01/55	765,239
2,245,000	Franklin Cnty OH Rev Trinity Hlth Credit Grp OH, Ser A	5.00%	12/01/47	2,177,906
500,000	Hamilton Cnty OH Hlth Care Rev Life Enriching Cmntys Proj, Ser A	5.25%	01/01/38	518,266
500,000	Hamilton Cnty OH Hlth Care Rev Life Enriching Cmntys Proj, Ser A	5.50%	01/01/43	508,326
500,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	454,434
410,000	Port of Gtr Cincinnati Dev Auth OH Rev (b)	3.75%	12/01/31	410,793
3,000,000	Port of Gtr Cincinnati Dev Auth OH Tax Incr Fing Rev RBM Phase 3 Garage Proj	5.13%	12/01/55	2,730,726
1,420,000	Warren Cnty OH Hosp Facs Rev Ref Cmnty First Solutions Obligated Grp, Ser A	5.00%	05/15/49	1,314,536
				16,674,443
	Oklahoma — 0.7%
2,400,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (g)	7.25%	09/01/51	2,272,351
1,475,000	Sand Springs OK Muni Auth Utils Sys Rev Ref	3.00%	11/01/42	1,102,245
1,165,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.25%	11/15/37	1,166,855
750,000	Tulsa OK Muni Arpt Trust Trustees Ref American Airls Inc Proj, AMT	6.25%	12/01/35	828,706
				5,370,157
	Oregon — 0.9%
750,000	Astoria OR Hosp Facs Auth Columbia Memorial Hosp Proj	5.25%	08/01/49	719,271
290,000	Clackamas Cnty OR Hosp Fac Auth Rev Mary’s Woods at Marylhurst Inc Proj, Ser A	5.00%	05/15/26	291,433
1,150,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.13%	11/15/40	1,105,368
2,250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.38%	11/15/55	2,002,120
625,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/37	615,291
500,000	Salem OR Hosp Fac Auth Rev Capital Manor Proj	5.00%	05/15/38	500,612
750,000	Salem OR Hosp Fac Auth Rev Capital Manor Proj	5.00%	05/15/43	705,070
750,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/42	727,187
				6,666,352
	Pennsylvania — 3.3%
1,855,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Obligated Grp Issue, Ser A	5.00%	04/01/47	1,775,984
1,500,000	Allentown Comml & Indl Dev Auth Ref Executive Edu Acdmy Chrt Sch Proj (b)	5.00%	07/01/50	1,344,040
470,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/42	452,094
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$750,000	Geisinger PA Auth Hlth Sys Rev Ref Geisinger Hlth Sys Oblig Grp, Ser A	4.00%	04/01/50	$619,378
1,035,000	Geisinger PA Auth Hlth Sys Rev Ref Geisinger Hlth Sys, Ser A-1	4.00%	02/15/47	869,598
1,110,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,039,461
800,000	Lancaster PA Muni Auth Hlthcare Facs Rev Ref Luthercare Proj, Ser A	5.00%	12/01/55	724,518
250,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/38	219,343
1,655,000	Montgomery Cnty PA Indl Dev Auth Exempt Facs Rev Var Constellation Energy Genration LLC Proj Ref, Ser C, AMT (Mandatory put 04/03/28)	4.45%	10/01/34	1,691,882
1,000,000	Montgomery Cnty PA Indl Dev Auth Ref Foulkeways at Gwynedd	5.00%	12/01/46	893,856
1,500,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	5.00%	12/01/48	1,404,696
1,780,000	PA St Econ Dev Fing Auth Exempt Facs Rev Var Ref Energy Sply LLC Proj Remk, Ser C (Mandatory put 06/01/27)	5.25%	12/01/37	1,792,599
310,000	PA St Econ Dev Fing Auth Rev PA Bridges Finco LP P3 Proj	5.00%	06/30/42	300,909
1,000,000	PA St Econ Dev Fing Auth Rev Ref Presbyterian Sr Living Prj, Ser B-2	5.25%	07/01/46	974,008
500,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Ref Core Nat Res Inc Proj, AMT (Mandatory put 03/27/35) (b)	5.45%	01/01/51	507,935
1,250,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.25%	06/30/35	1,322,434
4,550,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.25%	06/30/53	4,289,311
10,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/39	10,076
1,000,000	Philadelphia PA Arpt Rev Ref Priv Activity, AG, AMT	4.00%	07/01/38	945,742
850,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Philadelphia E&T Chrt High Sch, Ser A	4.00%	06/01/56	609,298
1,700,000	Philadelphia PA Gas Wks Rev Ref 1998 Gen Ordinance Fifteenth, Ser	5.00%	08/01/42	1,702,438
960,000	Southcentrl PA Gen Auth Rev Ref Wellspan Hlth Obligated Grp, Ser A	4.00%	06/01/49	784,584
495,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/41	423,928
				24,698,112
	Puerto Rico — 2.1%
2,900,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	2,829,799
3,002,265	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/35	2,865,612
3,358,267	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/41	2,929,246
250,000	Puerto Rico Indl Tourist Eductnl Med & Envrnmntl Control Fac San Juan Cruise Terminal Proj, Ser 2023-A-2-P3, AMT	6.50%	01/01/42	276,022
4,866,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured Converted, Ser A-2	4.33%	07/01/40	4,529,228
1,170,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.55%	07/01/40	1,106,568
1,500,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	1,396,186
				15,932,661
	Rhode Island — 0.3%
2,500,000	Tobacco Stlmt Fing Corp RI Ref, Ser A	5.00%	06/01/40	2,482,259
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina — 0.9%
$380,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.00%	11/01/30	$371,898
230,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	230,066
2,000,000	Lexington Cnty SC Hlth Svcs Dist Lexington Med Ctr	5.00%	11/01/41	1,987,545
275,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/32	268,750
1,085,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	5.25%	11/15/47	1,007,380
250,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	5.25%	11/15/52	226,751
420,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/54	362,075
1,000,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.50%	11/15/44	975,800
1,000,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.75%	11/15/54	1,000,465
				6,430,730
	Tennessee — 0.4%
2,000,000	Shelby Cnty TN Hlth Edl & Hsg Fac Brd Stdt Hsg Rev Madrone Memphis Stdt Hsg I LLC Univ Memphis Proj, Ser A1 (b)	5.00%	06/01/44	1,858,225
800,000	TN St Energy Acq Corp Gas Rev Var Ref Gas Proj, Ser A-1 (Mandatory put 05/01/28)	5.00%	05/01/53	824,491
				2,682,716
	Texas — 7.5%
1,000,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.13%	02/15/41	770,840
2,000,000	Arlington TX Hgr Edu Fin Corp Edu Rev Var Basis TX Chrt Schs Inc (Mandatory put 06/15/26) (b)	4.50%	06/15/56	1,996,970
1,000,000	Aubrey TX Spl Assmnt Ref Jackson Ridge Pub Impt Dt Phase #1 & #2 Assmnts, BAM	5.00%	09/01/45	1,000,540
2,080,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/46	2,036,050
1,410,000	Cool Wtr Muni Util Dist TX, Ser A, BAM	5.00%	08/15/45	1,412,037
1,556,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (b)	4.25%	09/15/41	1,371,526
565,000	Decatur TX Spl Assmnt Rev Paloma Trails Pub Impt Dt Impt Area #1 Proj (b)	5.50%	09/15/45	532,561
875,000	Denton Cnty TX Spl Assmnt Rev Green Meadows Pub Impt Dt Impt Area #1 Proj (b)	5.38%	12/31/45	876,617
2,000,000	Denton Cnty TX Spl Assmnt Rev Sr Lien Tabor Ranch Pub Improv Dist Improv Area #1, Ser A (b)	5.63%	12/31/54	1,887,165
70,000	E Montgomery Cnty Mun Util Dist No 7 TX, BAM	4.00%	09/01/45	60,413
1,000,000	E Waller Cnty Mgmt Dist TX Spl Assmnt Rev Sofi Lakes Section 1 & 2 Proj (b)	6.00%	09/15/45	987,924
1,000,000	E Waller Cnty Mgmt Dist TX Spl Assmnt Rev Sofi Lakes Section 1 & 2 Proj (b)	6.25%	09/15/55	987,428
1,445,000	Fate TX Spl Assmnt Rev Monterra Pub Impt Dt Impt Area #1 Proj (b)	4.00%	08/15/51	1,101,430
1,000,000	Fate TX Spl Assmnt Rev Monterra Pub Impt Dt Impt Area #2 Proj (b)	5.38%	08/15/44	942,547
1,577,000	Ferris TX Spl Assmnt Rev Woodstone Pub Impt Dist No 2 Impt Area 1 Proj (b)	4.00%	09/01/51	1,212,152
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$400,000	Galveston TX Wharves & Terminal Rev Wharves & Terminal First Lien, AMT	5.25%	08/01/37	$414,645
250,000	Galveston TX Wharves & Terminal Rev Wharves & Terminal First Lien, AMT	5.25%	08/01/38	256,821
500,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Memorial Hermann Hlth Sys	5.00%	07/01/45	490,617
2,000,000	Harris Cnty TX Hosp Dist Ctfs of Oblig	5.25%	02/15/50	2,043,120
1,025,000	Haslet TX Spl Assmnt Rev Haslet Pub Impt Dist #5 Impt Area #1 (b)	4.13%	09/01/39	907,917
2,500,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AG, AMT	5.25%	07/01/48	2,505,114
1,000,000	Houston TX Arpt Sys Rev Ref United Airls Inc Arpt Impt Proj, Ser C, AMT	5.00%	07/15/27	1,004,179
1,460,000	Houston TX Arpt Sys Rev United Airls Inc Terminal E Proj, Ser A, AMT	4.00%	07/01/41	1,254,755
1,500,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B, AMT	5.50%	07/15/37	1,561,272
1,065,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B-1, AMT	4.00%	07/15/41	915,066
625,000	Houston TX Hgr Edu Fin Corp Ununiv Rev Houston Christian Univ Proj	5.13%	10/01/51	572,735
450,000	Justin TX Spl Assmnt Rev Timberbrook Pub Imp Dt #1 Imp Area #2 Proj (b)	3.38%	09/01/41	351,988
690,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Area #4 (b)	4.50%	09/01/33	684,013
250,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (b)	4.13%	09/01/29	250,359
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (b)	4.63%	09/01/39	474,163
80,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (b)	4.35%	08/15/25	80,049
429,000	Lavon TX Spl Assmt Rev Elevon Pub Impt Dist Impt Area #1 Proj (b)	5.00%	09/15/44	408,897
400,000	Lavon TX Spl Assmt Rev Elevon Pub Impt Dist Impt Area #1 Proj (b)	5.38%	09/15/52	376,356
600,000	Lavon TX Spl Assmt Rev Elevon Pub Impt Dist Impt Area #2A-2B Proj (b)	5.13%	09/15/44	580,762
729,000	Lavon TX Spl Assmt Rev Elevon Pub Impt Dist Impt Area #2A-2B Proj (b)	5.50%	09/15/54	694,099
1,000,000	Liberty Hill TX Spl Assmnt Rev Butler Farms Pub Imp Dt Areas #1 and 2 Proj (b)	3.38%	09/01/42	772,849
1,350,000	Liberty Hill TX Spl Assmnt Rev Butler Farms Pub Imp Dt Areas #1 and 2 Proj (b)	4.00%	09/01/52	1,014,137
1,700,000	Little Elm TX Spl Assmnt Rev Lakeside Estates Pub Impt Dist #2 Proj (b)	5.00%	09/01/47	1,623,271
501,000	Lowry Crossing TX Spl Assmnt Rev Simpson Road Pub Impt Dist Projs (b)	5.75%	09/15/45	498,933
1,125,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Sustainable Bonds Graphic Packaging Inter LLC Proj, AMT (Mandatory put 06/01/30)	5.00%	12/01/64	1,143,092
750,000	N Parkway Muni Mgmt Dist #1 TX Spl Assmnt Rev Major Impts Proj (b)	5.00%	09/15/51	672,728
1,235,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,249,423
1,580,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,595,454
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$300,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/37	$299,211
600,000	Newark Hgr Edu Fin Corp TX Edu Rev Hughen Ctr Inc Proj, Ser A	5.00%	08/15/42	615,098
1,100,000	Oak Point TX Spl Assmnt Rev Oak Point 720 Pub Impt DT Impt Area #1 Proj (b)	5.35%	09/15/44	1,034,069
500,000	Pilot Point TX Spl Assmnt Rev Bryson Ranch Pub Impt Dt Zone A Impt Area #1 Proj (b)	6.38%	09/15/55	502,974
1,500,000	Port Beaumont TX Nav Dist Dock & Wharf Fac Rev Jefferson Gulf Coast Energy Proj, Ser A, AMT (b)	5.00%	01/01/39	1,402,748
1,500,000	Port Beaumont TX Nav Dist Dock & Wharf Fac Rev Jefferson Gulf Coast Energy Proj, Ser A, AMT (b)	5.13%	01/01/44	1,356,544
1,000,000	Princeton TX Spl Assmnt Rev Eastridge Pub Impt DT Impt Area #3 Proj (b)	5.25%	09/01/54	941,385
210,000	Princeton TX Spl Assmnt Rev Eastridge Pub Impt Dt Impt Area No 4 Proj (b)	5.38%	09/01/45	202,571
2,200,000	Princeton TX Spl Assmnt Rev Whitewing Trails Pub Impr Dist #2 Phase 2 Proj Rev (b)	5.13%	09/01/43	2,060,468
1,550,000	Princeton TX Spl Assmnt Rev Winchester Pub Impr Dist #2 Proj (b)	5.13%	09/01/42	1,474,177
221,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (b)	3.75%	09/15/31	202,983
500,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (b)	4.13%	09/15/41	418,727
765,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (b)	4.25%	09/15/51	604,900
1,000,000	San Marcos TX Spl Assmnt Rev Whisper S Pub Imp Dt (b)	4.25%	09/01/42	841,783
1,750,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr Lien Bond Surface Transprtn Corp, AMT	5.50%	06/30/42	1,775,141
530,000	Westpointe Spl Impt Dist TX, BAM	5.00%	08/15/41	534,838
				55,840,631
	U.S. Virgin Islands — 0.1%
1,000,000	Virgin Islands Pub Fin Auth Hotel Occupancy Tax Rev Frenchman’s Reef Hotel Dev, Ser A (b)	6.00%	04/01/53	976,633
	Utah — 4.7%
2,100,000	Arrowhead Springs Pub Infra Dist UT Spl Assmnt Arrowhead Springs Assmnt Area (b)	5.63%	12/01/54	2,015,223
1,500,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (b)	4.00%	03/01/51	1,160,339
2,000,000	Black Desert Pub Infra Dist UT Spl Assmnt Black Desert Assmnt Area #1 (b)	5.63%	12/01/53	1,944,826
2,250,000	Fields Estates Pub Infra Dist UT Spl Assmnt Fields Estates Assmnt Area, Ser A-2 (b)	5.25%	12/01/53	2,068,640
750,000	Fields Estates Pub Infra Dist UT, Ser A-1 (b)	6.13%	03/01/55	722,693
1,000,000	Firefly Pub Infra Dist #1 UT, Ser A-1 (b)	6.63%	03/01/54	1,005,505
2,000,000	Jordanelle Ridge Pub Infra Dist #2 UT, Ser A (b)	7.75%	03/01/54	2,049,461
2,000,000	Mida Cormont Pub Infra Dist UT Conv, Ser A-2, CABS, steps up to 6.75% on 06/01/29 (b) (f)	(c)	06/01/55	1,628,366
1,115,000	Mida Cormont Pub Infra Dist UT, Ser A-1 (b)	6.25%	06/01/55	1,137,852
1,000,000	Mida Golf & Equestrian Ctr Pub Infra Dist UT Ltd (b)	4.25%	06/01/41	848,425
3,000,000	Mida Golf & Equestrian Ctr Pub Infra Dist UT Ltd (b)	4.63%	06/01/57	2,383,790
3,000,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	2,314,515
1,485,000	Olympia Pub Infra Dist #1 UT, Ser A-1 (b)	6.38%	03/01/55	1,479,661
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah (Continued)
$1,500,000	Red Bridge Pub Infra Dist #1 UT Sr Infra Dist, Ser 1-A (b)	4.38%	02/01/51	$1,114,604
2,000,000	Soleil Hills Pub Infra Dist #1 UT, Ser A (b)	5.88%	03/01/55	1,891,758
475,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Mountain W Montessori Acdmy Proj, Ser A (b)	5.00%	06/15/39	431,596
1,705,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Ronald Wilson Reagan Acdmy Proj, Ser A (b)	5.00%	02/15/46	1,483,698
675,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (b)	5.00%	06/15/39	624,115
3,010,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy, Ser A (b)	5.63%	06/15/42	2,898,057
1,500,000	Verk Indl Regl Pub Infra Dist UT Tax (b)	6.63%	09/01/47	1,522,384
2,700,000	Wakara Ridge Pub Infra Dist UT Spl Assmnt Wakara Ridge Assmnt Area (b)	5.63%	12/01/54	2,668,835
1,300,000	Wood Ranch Pub Infra Dist UT Spl Assmnt Wood Ranch Assmnt Area No 1 (b)	5.63%	12/01/53	1,255,402
				34,649,745
	Vermont — 0.2%
260,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	4.00%	05/01/37	236,678
1,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Wst Sys Inc Remk, AMT (Mandatory put 04/03/28) (b)	4.63%	04/01/36	1,003,084
				1,239,762
	Virginia — 2.0%
3,000,000	Hanover Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Covenant Woods	5.00%	07/01/51	2,599,037
1,060,000	Henrico Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Lifespire of VA, Ser C	5.00%	12/01/37	1,071,363
855,000	Henrico Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Lifespire of VA, Ser C	5.00%	12/01/47	807,924
500,000	Salem VA Econ Dev Auth Eductnl Facs Rev Roanoke Clg	6.00%	04/01/55	505,672
2,000,000	VA Small Busn Fing Auth Priv Activity Rev Sr Transform 66 P3 Proj, AMT	5.00%	12/31/49	1,863,558
1,000,000	VA St Small Busn Fing Auth Rev Ref Sr Lien 95 Express Lanes LLC Proj, AMT	5.00%	01/01/38	1,011,615
3,250,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Lifespire of VA, Ser A	5.50%	12/01/54	3,200,464
750,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA	4.00%	12/01/31	754,521
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/29	1,029,202
2,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Westminster Canterbury on Chesapeake Bay, Ser A	7.00%	09/01/53	2,167,438
				15,010,794
	Washington — 1.2%
1,000,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/39	1,013,749
2,000,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/46	1,923,476
1,950,000	Skagit Cnty WA Pub Hosp Dist #1	5.50%	12/01/54	1,965,121
875,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	766,668
1,500,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/43	1,466,021
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington (Continued)
$500,000	WA St Hsg Fin Commn Nonprofit Rev Radford Court & Nordheim Court Portfolio	5.50%	07/01/49	$504,134
710,000	WA St Hsg Fin Commn Nonprofit Rev Spokane Int Acad Proj, Ser A (b)	5.00%	07/01/50	610,461
936,349	WA St Hsg Fin Commn Sustainable Ctf, Ser A-1, Class A	3.50%	12/20/35	880,042
				9,129,672
	West Virginia — 0.4%
600,000	Monongalia Cnty WV Commn TX Incr Rev Ref Dev Dist #4 Univ Twn Centre, Ser A (b)	5.00%	06/01/33	618,916
440,000	Monongalia Cnty WV Commn TX Incr Rev Ref Dev Dist #4 Univ Twn Centre, Ser A (b)	5.75%	06/01/43	450,623
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Ref Core Nat Res Inc Proj, AMT (Mandatory put 03/27/35) (b)	5.45%	01/01/55	1,016,727
1,050,000	WV St Hosp Fin Auth Vandalia Hlth Grp, Ser B, AG	5.50%	09/01/48	1,093,905
				3,180,171
	Wisconsin — 5.4%
925,000	Pub Fin Auth WI Chrt Sch Rev American Preparatory Acdmy Las Vegas 2 Proj, Ser A (b)	5.00%	07/15/39	881,322
1,600,000	Pub Fin Auth WI Chrt Sch Rev American Preparatory Acdmy Las Vegas 2 Proj, Ser A (b)	5.00%	07/15/54	1,385,035
670,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (b)	4.00%	06/15/30	662,628
810,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (b)	5.00%	06/15/40	767,849
685,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (b)	5.00%	06/15/54	594,806
350,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (b)	4.00%	07/01/30	342,071
300,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (b)	6.38%	07/01/43	306,331
1,300,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (b)	5.00%	07/01/55	1,065,769
550,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (b)	6.75%	07/01/58	563,296
230,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (b)	4.20%	07/15/27	230,384
375,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (b)	5.13%	07/15/37	372,855
1,000,000	Pub Fin Auth WI Chrt Sch Rev Ref N E Carolina Preparatory Sch, Ser A	5.25%	06/15/54	938,971
2,000,000	Pub Fin Auth WI Edu Rev Bonnie Cone Classical Acdmy Inc (b)	5.50%	06/15/49	1,776,997
1,000,000	Pub Fin Auth WI Edu Rev Coral Acdmy Science Las Vegas, Ser A	5.00%	07/01/43	951,807
1,500,000	Pub Fin Auth WI Edu Rev Coral Acdmy Science Las Vegas, Ser A	5.00%	07/01/45	1,408,635
500,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	498,009
200,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	175,895
400,000	Pub Fin Auth WI Edu Rev Ref Pinecrest Acdmy NV Sloan Canyon Cmps Proj, Ser A (b)	4.50%	07/15/49	334,469
1,200,000	Pub Fin Auth WI Edu Rev Ref Triad Eductnl Svcs Inc	5.25%	06/15/45	1,154,532
1,140,000	Pub Fin Auth WI Edu Rev Triad Eductnl Svcs Inc	5.00%	06/15/42	1,090,630
1,175,000	Pub Fin Auth WI Edu Rev Triad Eductnl Svcs Inc, Ser A	4.00%	06/15/41	1,004,480
160,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/27	163,960
1,500,000	Pub Fin Auth WI Hosp Rev Ref Carson Vly Med Ctr, Ser A (b)	4.00%	12/01/41	1,282,714
1,000,000	Pub Fin Auth WI Hotel Rev Sr Lien Grand Hyatt San Antonio Hotel Acq Proj, Ser A	5.00%	02/01/42	1,000,714
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$1,335,000	Pub Fin Auth WI Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc Oblig Grp, Ser A	5.00%	11/15/41	$1,330,613
1,750,000	Pub Fin Auth WI Retmnt Cmntys Rev Ref Evergreens Retmnt Cmnty, Ser A	5.00%	11/15/49	1,625,005
685,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Retmnt Homes, Ser A	4.00%	10/01/46	558,753
65,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (b)	5.00%	10/01/43	61,094
510,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (b)	5.00%	10/01/48	460,034
3,550,000	Pub Fin Auth WI Rev Anthem Freedom Proj, CABS (b)	(c)	12/15/37	1,762,790
1,125,000	Pub Fin Auth WI Rev Ref Kahala Nui Proj	5.25%	11/15/50	1,111,405
2,000,000	Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A (g)	6.85%	01/01/51	1,358,658
1,215,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj, Ser A (b)	5.00%	05/15/31	1,225,451
1,275,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj, Ser A (b)	5.00%	05/15/32	1,283,767
1,225,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj, Ser A (b)	5.25%	05/15/47	1,104,523
750,000	Pub Fin Auth WI Stdt Hsg Rev Sr KSU Bixby Real Estate Fdtn LLC Proj, Ser A	5.25%	06/15/50	738,363
3,110,000	Pub Fin Auth WI Tax Incr Rev Miami Worldcenter Proj, Ser A (b)	5.00%	06/01/41	3,028,132
2,750,000	Pub Fin Auth WI Toll Rev Sr GA Sr 400 Express Lanes Proj, AMT (h)	5.75%	06/30/60	2,652,349
1,000,000	Pub Fin Auth WI Toll Rev Sr GA Sr 400 Express Lanes Proj, AMT (h)	6.50%	06/30/60	1,052,103
1,000,000	WI Hlth Edl Facs Auth Sr Living Rev Chiara Hsg and Svcs Inc Proj	5.88%	07/01/55	949,132
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Bellin Memorial Hosp Inc, Ser A	5.50%	12/01/52	1,030,978
				40,287,309
	Wyoming — 0.1%
1,300,000	Laramie Cnty WY Hosp Rev Ref Cheyenne Regl Med Ctr Proj	3.00%	05/01/42	996,093

	Total Investments — 99.4%			738,615,003
	(Cost $759,915,395)
	Net Other Assets and Liabilities — 0.6%			4,580,703
	Net Assets — 100.0%			$743,195,706
Futures Contracts at July 31, 2025 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Short	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Ultra 10-Year U.S. Treasury Notes	201	Sep-2025	$(22,728,703)	$(128,922)

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2025
(a)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2025, securities noted as such amounted to $230,283,761 or 31.0%
of net assets.

(c)	Zero coupon security.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(e)	This issuer is in default and interest is not being accrued by the Fund.
(f)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(g)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2D - Restricted Securities in the Notes to Financial Statements).

(h)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2025. Interest will begin accruing on the security’s first settlement date.

Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$738,615,003	$—	$738,615,003	$—

LIABILITIES TABLE
	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$(128,922)	$(128,922)	$—	$—

*	See Portfolio of Investments for state and territory breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Assets and Liabilities
July 31, 2025

ASSETS:
Investments, at value	$738,615,003
Cash	2,379,970
Cash segregated as collateral	512,550
Interest receivable	8,172,957
Total Assets	749,680,480

LIABILITIES:
Payables:
Investment securities purchased	6,013,420
Investment advisory fees	443,088
Variation margin	28,266
Total Liabilities	6,484,774
NET ASSETS	$743,195,706

NET ASSETS consist of:
Paid-in capital	$808,432,275
Par value	161,000
Accumulated distributable earnings (loss)	(65,397,569)
NET ASSETS	$743,195,706
NET ASSET VALUE, per share	$46.16
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	16,100,002
Investments, at cost	$759,915,395
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Operations
For the Year Ended July 31, 2025

INVESTMENT INCOME:
Interest	$36,011,302
Total investment income	36,011,302

EXPENSES:
Investment advisory fees	5,212,678
Total expenses	5,212,678
NET INVESTMENT INCOME (LOSS)	30,798,624

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(7,207,318)
Futures contracts	(624,378)
Net realized gain (loss)	(7,831,696)
Net change in unrealized appreciation (depreciation) on:
Investments	(34,055,848)
Futures contracts	(128,922)
Net change in unrealized appreciation (depreciation)	(34,184,770)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(42,016,466)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,217,842)
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statements of Changes in Net Assets

	Year Ended 7/31/2025	Year Ended 7/31/2024
OPERATIONS:
Net investment income (loss)	$30,798,624	$21,816,854
Net realized gain (loss)	(7,831,696)	(3,070,326)
Net change in unrealized appreciation (depreciation)	(34,184,770)	26,036,328
Net increase (decrease) in net assets resulting from operations	(11,217,842)	44,782,856

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(30,170,595)	(21,326,758)
Return of capital	(431,009)	(270,420)
Total distributions to shareholders	(30,601,604)	(21,597,178)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	241,482,554	238,266,691
Cost of shares redeemed	(101,676,769)	(25,570,566)
Net increase (decrease) in net assets resulting from shareholder transactions	139,805,785	212,696,125
Total increase (decrease) in net assets	97,986,339	235,881,803

NET ASSETS:
Beginning of period	645,209,367	409,327,564
End of period	$743,195,706	$645,209,367

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	13,250,002	8,700,002
Shares sold	5,000,000	5,100,000
Shares redeemed	(2,150,000)	(550,000)
Shares outstanding, end of period	16,100,002	13,250,002
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Financial Highlights
For a share outstanding throughout each period

	Year Ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$48.70	$47.05	$49.12	$56.69	$51.93
Income from investment operations:
Net investment income (loss)	1.98 (a)	1.94 (a)	1.82 (a)	1.50	1.59
Net realized and unrealized gain (loss)	(2.55)	1.62	(2.08)	(7.50)	4.83 (b)
Total from investment operations	(0.57)	3.56	(0.26)	(6.00)	6.42
Distributions paid to shareholders from:
Net investment income	(1.94)	(1.89)	(1.78)	(1.49)	(1.59)
Return of capital	(0.03)	(0.02)	(0.03)	(0.08)	(0.07)
Total distributions	(1.97)	(1.91)	(1.81)	(1.57)	(1.66)
Net asset value, end of period	$46.16	$48.70	$47.05	$49.12	$56.69
Total return (c)	(1.26)%	7.77%	(0.44)%	(10.74)%	12.57% (b)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$743,196	$645,209	$409,328	$338,955	$283,461
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets	0.70%	0.70%	0.65%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	4.14%	4.11%	3.88%	2.87%	3.00%
Portfolio turnover rate (d)	38%	22%	69%	79%	19%

(a)	Based on average shares outstanding.
(b)
The Fund received a reimbursement from the advisor in the amount of $469 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Municipal High Income ETF (FMHI)
July 31, 2025

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Municipal High Income ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMHI” on Nasdaq, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2025
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2025
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At July 31, 2025, the Fund held $6,064,840 of when-issued or delayed-delivery securities. At July 31, 2025, the Fund had no forward purchase commitments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $512,550 is shown as “Cash segregated as collateral” on the Statement of Assets and Liabilities.
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2025, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2025
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1, 7.25%, 09/01/51	02/12/21 - 06/04/21	$2,400,000	$94.68	$2,438,381	$2,272,351	0.31%
Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj, 5.88%, 01/01/33	10/23/20	1,000,000	55.00	1,000,000	550,000	0.07
Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A, 6.85%, 01/01/51	12/17/21	2,000,000	67.93	1,964,543	1,358,658	0.18
				$5,402,924	$4,181,009	0.56%
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended July 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$66,149	$24,847
Capital gains	—	—
Tax-exempt income	30,104,446	21,301,911
Return of capital	431,009	270,420
As of July 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(61,264)
Accumulated capital and other gain (loss)	(44,959,334)
Net unrealized appreciation (depreciation)	(20,376,971)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of July 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2025
when there has been a 50% change in ownership. At July 31, 2025, for federal income tax purposes, the Fund had $44,959,334 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(668)	$668	$—
As of July 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$758,863,052	$8,117,220	$(28,494,191)	$(20,376,971)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2025
and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%
Fund net assets greater than $10 billion	0.6300%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $426,084,696 and $280,401,584, respectively.
For the fiscal year ended July 31, 2025, the Fund had no in-kind transactions.
5. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not draw on the credit line during the fiscal year ended July 31, 2025.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2025
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at July 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$128,922

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(624,378)
Net change in unrealized appreciation (depreciation) on futures contracts	(128,922)
The average notional value of futures contracts outstanding during the fiscal year ended July 31, 2025, which is indicative of the volume of this derivative type, was $11,587,153.
The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs,

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2025
transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2026.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Municipal High Income ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of July 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
September 23, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Municipal High Income ETF (FMHI)
July 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended July 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended July 31, 2025.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Municipal High Income ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services

Other Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2025 (Unaudited)
provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one- and five-year periods ended December 31, 2024 and underperformed the Performance Universe median and benchmark index for the three-year period ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their

Other Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2025 (Unaudited)
exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2025, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2025:

Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.78%
Alternative Minimum Tax (AMT)	16.86%

Annual Financial Statements and Other Information
For the Year Ended July 31, 2025

First Trust Exchange-Traded Fund III

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
July 31, 2025
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments
July 31, 2025

Shares	Description	Value
COMMON STOCKS — 99.8%
	Aerospace & Defense — 2.0%
3,116	General Dynamics Corp.	$970,977
3,545	L3Harris Technologies, Inc.	974,237
		1,945,214
	Beverages — 3.6%
29,848	Coca-Cola (The) Co.	2,026,381
43,519	Keurig Dr Pepper, Inc.	1,420,895
		3,447,276
	Capital Markets — 4.7%
7,056	CME Group, Inc.	1,963,544
2,218	FactSet Research Systems, Inc.	893,632
9,326	Intercontinental Exchange, Inc.	1,723,724
		4,580,900
	Chemicals — 2.5%
4,760	Ecolab, Inc.	1,245,977
2,607	Linde PLC	1,199,898
		2,445,875
	Commercial Services & Supplies — 6.0%
8,594	Republic Services, Inc.	1,982,206
19,973	Rollins, Inc.	1,143,853
9,178	Veralto Corp.	962,130
7,437	Waste Management, Inc.	1,704,263
		5,792,452
	Communications Equipment — 4.6%
34,880	Cisco Systems, Inc.	2,374,630
4,766	Motorola Solutions, Inc.	2,092,179
		4,466,809
	Containers & Packaging — 0.9%
87,573	Amcor PLC	818,808
	Diversified Telecommunication Services — 0.9%
20,910	Verizon Communications, Inc.	894,112
	Electric Utilities — 5.8%
8,752	Duke Energy Corp.	1,064,593
31,488	Evergy, Inc.	2,229,350
13,980	Pinnacle West Capital Corp.	1,266,868
30,291	PPL Corp.	1,081,086
		5,641,897
	Electronic Equipment, Instruments & Components — 2.5%
4,303	Teledyne Technologies, Inc. (a)	2,371,039
	Financial Services — 3.2%
2,894	Berkshire Hathaway, Inc., Class B (a)	1,365,621
Shares	Description	Value

	Financial Services (Continued)
4,835	Jack Henry & Associates, Inc.	$821,055
2,589	Visa, Inc., Class A	894,422
		3,081,098
	Gas Utilities — 1.4%
8,769	Atmos Energy Corp.	1,367,262
	Health Care Equipment & Supplies — 3.8%
8,581	Abbott Laboratories	1,082,836
10,407	Medtronic PLC	939,128
3,549	STERIS PLC	803,813
2,188	Stryker Corp.	859,293
		3,685,070
	Health Care Providers & Services — 4.1%
6,766	Cardinal Health, Inc.	1,050,219
4,503	Cencora, Inc.	1,288,218
1,107	McKesson Corp.	767,749
5,234	Quest Diagnostics, Inc.	876,224
		3,982,410
	Hotels, Restaurants & Leisure — 2.6%
5,284	McDonald’s Corp.	1,585,570
6,287	Yum! Brands, Inc.	906,271
		2,491,841
	Household Products — 2.8%
11,188	Kimberly-Clark Corp.	1,394,249
8,802	Procter & Gamble (The) Co.	1,324,437
		2,718,686
	Insurance — 6.2%
9,820	Brown & Brown, Inc.	897,254
3,983	Chubb Ltd.	1,059,637
12,291	Loews Corp.	1,112,827
8,873	Marsh & McLennan Cos., Inc.	1,767,502
3,826	Willis Towers Watson PLC	1,208,289
		6,045,509
	IT Services — 7.0%
5,568	Accenture PLC, Class A	1,487,213
23,451	Cognizant Technology Solutions Corp., Class A	1,682,844
4,573	Gartner, Inc. (a)	1,548,646
7,596	VeriSign, Inc.	2,042,337
		6,761,040
	Media — 0.7%
21,310	News Corp., Class B	712,180
	Multi-Utilities — 5.8%
9,254	Ameren Corp.	935,857
23,116	CenterPoint Energy, Inc.	897,363
19,041	CMS Energy Corp.	1,405,226
See Notes to Financial Statements

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments (Continued)
July 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities (Continued)
7,066	DTE Energy Co.	$978,005
13,036	WEC Energy Group, Inc.	1,421,967
		5,638,418
	Oil, Gas & Consumable Fuels — 1.7%
3,478	Chevron Corp.	527,404
6,105	Exxon Mobil Corp.	681,562
14,374	Kinder Morgan, Inc.	403,335
		1,612,301
	Pharmaceuticals — 1.7%
10,184	Johnson & Johnson	1,677,712
	Professional Services — 4.8%
5,374	Automatic Data Processing, Inc.	1,663,253
4,333	Broadridge Financial Solutions, Inc.	1,072,461
5,725	Paychex, Inc.	826,289
3,923	Verisk Analytics, Inc.	1,093,379
		4,655,382
	Residential REITs — 1.0%
29,826	Invitation Homes, Inc.	914,167
	Retail REITs — 3.1%
32,692	Realty Income Corp.	1,835,002
16,901	Regency Centers Corp.	1,206,731
		3,041,733
	Software — 6.5%
3,828	Microsoft Corp.	2,042,238
4,301	Roper Technologies, Inc.	2,367,270
3,185	Tyler Technologies, Inc. (a)	1,861,824
		6,271,332
	Specialized REITs — 1.5%
44,952	VICI Properties, Inc.	1,465,435
	Specialty Retail — 5.7%
275	AutoZone, Inc. (a)	1,036,305
2,021	Home Depot (The), Inc.	742,738
2,711	Lowe’s Cos., Inc.	606,098
16,260	O’Reilly Automotive, Inc. (a)	1,598,683
12,693	TJX (The) Cos., Inc.	1,580,659
		5,564,483
	Tobacco — 1.8%
28,547	Altria Group, Inc.	1,768,201
	Trading Companies & Distributors — 0.9%
845	W.W. Grainger, Inc.	878,411
	Total Common Stocks	96,737,053
	(Cost $90,663,434)
Shares	Description	Value
MONEY MARKET FUNDS — 0.2%
188,814	Dreyfus Government Cash Management Fund, Institutional Shares - 4.20% (b)	$188,814
	(Cost $188,814)

	Total Investments — 100.0%	96,925,867
	(Cost $90,852,248)
	Net Other Assets and Liabilities — 0.0%	26,681
	Net Assets — 100.0%	$96,952,548

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2025.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 96,737,053	$ 96,737,053	$ —	$ —
Money Market Funds	188,814	188,814	—	—
Total Investments	$96,925,867	$96,925,867	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments
July 31, 2025

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.0%
	Australia — 11.1%
6,014	ANZ Group Holdings Ltd. (AUD) (c)	$118,016
10,095	Brambles Ltd. (AUD) (c)	154,448
25,823	Coles Group Ltd. (AUD) (c)	343,806
916	CSL Ltd. (AUD) (c)	158,453
60,163	Lottery (The) Corp., Ltd. (AUD) (c)	208,668
41,037	Medibank Pvt Ltd. (AUD) (c)	134,125
59,438	Scentre Group (AUD) (c)	142,249
8,881	Sonic Healthcare Ltd. (AUD) (c)	156,828
36,871	Stockland (AUD) (c)	130,718
131,376	Telstra Group Ltd. (AUD) (c)	418,705
89,640	Vicinity Ltd. (AUD) (c)	141,138
5,120	Westpac Banking Corp. (AUD) (c)	110,541
13,066	Woolworths Group Ltd. (AUD) (c)	263,777
		2,481,472
	Belgium — 1.6%
2,842	Ageas S.A./N.V. (EUR) (c)	193,234
1,948	Groupe Bruxelles Lambert N.V. (EUR) (c)	162,853
		356,087
	Bermuda — 0.8%
26,648	CK Infrastructure Holdings Ltd. (HKD) (c)	187,682
	Cayman Islands — 0.8%
39,148	CK Asset Holdings Ltd. (HKD) (c)	179,384
	Denmark — 1.5%
1,308	Coloplast A/S, Class B (DKK) (c)	119,462
1,126	Novonesis Novozymes B (DKK) (c)	72,850
5,686	Tryg A/S (DKK) (c)	137,157
		329,469
	France — 8.7%
700	Air Liquide S.A. (EUR) (c)	137,716
846	BioMerieux (EUR) (c)	121,049
25,432	Bollore SE (EUR) (c)	146,694
3,229	Bouygues S.A. (EUR) (c)	132,959
3,598	Bureau Veritas S.A. (EUR) (c)	110,804
7,901	Credit Agricole S.A. (EUR) (c)	145,414
2,462	Danone S.A. (EUR) (c)	201,483
7,209	Engie S.A. (EUR) (c)	162,046
7,954	Getlink SE (EUR) (c)	144,253
5,654	Klepierre S.A. (EUR) (c)	215,824
13,060	Orange S.A. (EUR) (c)	198,657
Shares	Description	Value

	France (Continued)
1,127	Sanofi S.A. (EUR) (c)	$101,172
2,030	TotalEnergies SE (EUR) (c)	120,715
		1,938,786
	Germany — 5.0%
401	Allianz SE (EUR) (c)	158,467
1,191	Beiersdorf AG (EUR) (c)	147,997
326	Deutsche Boerse AG (EUR) (c)	94,340
3,029	Deutsche Telekom AG (EUR) (c)	108,638
1,838	Fresenius SE & Co. KGaA (EUR) (c)	87,729
302	Hannover Rueck SE (EUR) (c)	91,610
1,932	Henkel AG & Co. KGaA (EUR) (c)	137,385
2,450	RWE AG (EUR) (c)	100,512
636	Scout24 SE (EUR) (c) (d) (e)	84,996
1,111	Symrise AG (EUR) (c)	100,709
		1,112,383
	Hong Kong — 10.3%
33,860	BOC Hong Kong Holdings Ltd. (HKD) (c)	152,040
53,554	CLP Holdings Ltd. (HKD) (c)	464,837
506,302	Hong Kong & China Gas Co., Ltd. (HKD) (c)	451,907
24,428	Link REIT (HKD) (c)	136,107
70,384	MTR Corp., Ltd. (HKD) (c)	253,190
51,450	Power Assets Holdings Ltd. (HKD) (c)	338,752
320,709	Sino Land Co., Ltd. (HKD) (c)	369,681
12,116	Sun Hung Kai Properties Ltd. (HKD) (c)	143,907
		2,310,421
	Ireland — 0.5%
1,251	Kerry Group PLC, Class A (EUR) (c)	115,555
	Israel — 0.3%
300	Check Point Software Technologies Ltd. (f)	55,860
	Italy — 4.8%
1,238	DiaSorin S.p.A (EUR) (c)	121,033
16,886	Enel S.p.A. (EUR) (c)	148,906
7,474	Eni S.p.A. (EUR) (c)	127,562
3,876	Generali (EUR) (c)	144,598
10,281	Poste Italiane S.p.A. (EUR) (c) (d) (e)	222,120
29,023	Snam S.p.A. (EUR) (c)	168,196
13,467	Terna-Rete Elettrica Nazionale (EUR) (c)	130,306
		1,062,721
	Japan — 14.6%
2,500	Aeon Co., Ltd. (JPY) (c)	79,857
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2025
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Japan (Continued)
7,800	ANA Holdings, Inc. (JPY) (c)	$144,632
6,400	Asahi Group Holdings Ltd. (JPY) (c)	81,191
6,000	Astellas Pharma, Inc. (JPY) (c)	62,212
6,100	Chubu Electric Power Co., Inc. (JPY) (c)	74,608
1,600	Daito Trust Construction Co., Ltd. (JPY) (c)	163,804
3,000	Daiwa House Industry Co., Ltd. (JPY) (c)	99,183
3,700	East Japan Railway Co. (JPY) (c)	79,306
3,600	Hankyu Hanshin Holdings, Inc. (JPY) (c)	93,822
10,100	Hulic Co., Ltd. (JPY) (c)	96,331
3,500	Japan Airlines Co., Ltd. (JPY) (c)	69,501
3,100	Japan Tobacco, Inc. (JPY) (c)	88,535
5,500	JFE Holdings, Inc. (JPY) (c)	63,652
1,600	Kao Corp. (JPY) (c)	71,994
6,400	KDDI Corp. (JPY) (c)	105,034
10,700	Kirin Holdings Co., Ltd. (JPY) (c)	141,001
4,700	MEIJI Holdings Co., Ltd. (JPY) (c)	95,039
12,900	Mitsubishi HC Capital, Inc. (JPY) (c)	95,352
3,600	Nippon Steel Corp. (JPY) (c)	69,329
4,400	Nissin Foods Holdings Co., Ltd. (JPY) (c)	83,460
118,600	NTT, Inc. (JPY) (c)	119,770
4,000	Obic Co., Ltd. (JPY) (c)	142,410
6,200	Ono Pharmaceutical Co., Ltd. (JPY) (c)	69,333
2,900	Osaka Gas Co., Ltd. (JPY) (c)	73,374
4,200	Otsuka Corp. (JPY) (c)	79,578
2,800	Secom Co., Ltd. (JPY) (c)	100,557
7,000	SG Holdings Co., Ltd. (JPY) (c)	77,661
3,400	Shimadzu Corp. (JPY) (c)	75,265
129,800	SoftBank Corp. (JPY) (c)	187,540
3,100	Suntory Beverage & Food Ltd. (JPY) (c)	93,607
3,300	Takeda Pharmaceutical Co., Ltd. (JPY) (c)	90,650
12,000	Tokyu Corp. (JPY) (c)	135,081
4,500	West Japan Railway Co. (JPY) (c)	98,524
4,400	Yakult Honsha Co., Ltd. (JPY) (c)	70,785
		3,271,978
Shares	Description	Value

	Netherlands — 4.5%
2,357	ASR Nederland N.V. (EUR) (c)	$156,561
842	Euronext N.V. (EUR) (c) (d) (e)	135,721
1,322	EXOR N.V. (EUR) (c)	127,410
19	Ferrovial SE (EUR) (c)	974
4,054	Koninklijke Ahold Delhaize N.V. (EUR) (c)	160,119
36,183	Koninklijke KPN N.V. (EUR) (c)	161,648
2,256	NN Group N.V. (EUR) (c)	151,909
735	Wolters Kluwer N.V. (EUR) (c)	114,483
		1,008,825
	New Zealand — 0.4%
18,527	Contact Energy Ltd. (NZD) (c)	99,293
	Norway — 1.3%
12,718	Orkla ASA (NOK) (c)	133,743
10,595	Telenor ASA (NOK) (c)	162,537
		296,280
	Singapore — 12.5%
182,100	CapitaLand Ascendas REIT (SGD) (c)	389,899
264,100	CapitaLand Integrated Commercial Trust (SGD) (c)	445,923
64,600	CapitaLand Investment Ltd. (SGD) (c)	137,585
3,930	DBS Group Holdings Ltd. (SGD) (c)	144,249
330,700	Genting Singapore Ltd. (SGD) (c)	186,543
27,400	Keppel Ltd. (SGD) (c)	178,013
18,600	Oversea-Chinese Banking Corp., Ltd. (SGD) (c)	241,040
80,500	Singapore Airlines Ltd. (SGD) (c)	420,465
50,700	Singapore Telecommunications Ltd. (SGD) (c)	151,094
7,900	United Overseas Bank Ltd. (SGD) (c)	219,484
123,300	Wilmar International Ltd. (SGD) (c)	279,072
		2,793,367
	Spain — 2.6%
5,231	Aena SME S.A. (EUR) (c) (d) (e)	140,861
8,196	Iberdrola S.A. (EUR) (c)	144,056
6,109	Redeia Corp. S.A. (EUR) (c)	118,429
33,187	Telefonica S.A. (EUR) (c)	171,272
		574,618
	Sweden — 5.0%
2,964	Alfa Laval AB (SEK) (c)	128,779
3,407	Assa Abloy AB, Class B (SEK) (c)	112,739
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2025
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Sweden (Continued)
4,130	Essity AB, Class B (SEK) (c)	$101,836
3,009	Holmen AB, Class B (SEK) (c)	111,834
3,101	Industrivarden AB, Class A (SEK) (c)	114,731
3,095	Industrivarden AB, Class C (SEK) (c)	114,297
3,746	Investor AB, Class B (SEK) (c)	108,557
2,426	L E Lundbergforetagen AB, Class B (SEK) (c)	118,333
8,120	Svenska Cellulosa AB S.C.A., Class B (SEK) (c)	101,834
29,282	Telia Co., AB (SEK) (c)	103,416
		1,116,356
	Switzerland — 5.2%
1,111	Banque Cantonale Vaudoise (CHF) (c)	128,570
1,932	Coca-Cola HBC AG (GBP) (c)	100,411
1,043	Nestle S.A. (CHF) (c)	91,134
289	Schindler Holding AG (CHF) (c)	104,513
1,024	SGS S.A. (CHF) (c)	104,052
440	Sonova Holding AG (CHF) (c)	119,771
106	Swiss Life Holding AG (CHF) (c)	109,795
1,161	Swiss Prime Site AG (CHF) (c)	160,576
358	Swisscom AG (CHF) (c)	248,751
		1,167,573
	United Kingdom — 7.5%
2,708	Admiral Group PLC (GBP) (c)	122,068
2,564	Coca-Cola Europacific Partners PLC	248,503
25,371	Haleon PLC (GBP) (c)	119,007
1,013	InterContinental Hotels Group PLC (GBP) (c)	116,536
649	London Stock Exchange Group PLC (GBP) (c)	79,110
8,565	National Grid PLC (GBP) (c)	120,357
1,891	Reckitt Benckiser Group PLC (GBP) (c)	141,723
3,044	RELX PLC (GBP) (c)	158,170
5,889	Sage Group (The) PLC (GBP) (c)	94,558
4,440	Shell PLC (GBP) (c)	159,544
3,451	Unilever PLC (GBP) (c)	200,229
2,615	Whitbread PLC (GBP) (c)	105,047
		1,664,852
	Total Common Stocks	22,122,962
	(Cost $20,754,451)
Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
71,148	Dreyfus Government Cash Management Fund, Institutional Shares - 4.20% (g)	$71,148
	(Cost $71,148)

	Total Investments — 99.3%	22,194,110
	(Cost $20,825,599)
	Net Other Assets and Liabilities — 0.7%	163,717
	Net Assets — 100.0%	$22,357,827

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At July 31, 2025, securities noted as such are valued at $21,818,599 or 97.6% of net assets.
Certain of these securities are fair valued using a factor
provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York
Stock Exchange close exceeding a certain threshold. On days
when this threshold is not exceeded, these securities are
typically valued at the last sale price on the exchange on
which they are principally traded.

(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Non-income producing security.
(g)	Rate shown reflects yield as of July 31, 2025.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2025
Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
EUR	27.8%
JPY	14.7
SGD	12.6
HKD	12.1
AUD	11.2
GBP	6.8
SEK	5.0
CHF	4.8
USD	1.7
DKK	1.5
NOK	1.3
NZD	0.5
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Israel	$ 55,860	$ 55,860	$ —	$ —
United Kingdom	1,664,852	248,503	1,416,349	—
Other Country Categories*	20,402,250	—	20,402,250	—
Money Market Funds	71,148	71,148	—	—
Total Investments	$22,194,110	$375,511	$21,818,599	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments
July 31, 2025

Shares	Description	Value
COMMON STOCKS — 99.6%
	Aerospace & Defense — 0.4%
1,848	Hexcel Corp.	$110,714
	Automobile Components — 1.3%
1,106	Autoliv, Inc.	123,374
8,011	Gentex Corp.	211,651
		335,025
	Banks — 2.1%
3,013	Commerce Bancshares, Inc.	184,396
5,967	Hilltop Holdings, Inc.	176,623
2,832	Prosperity Bancshares, Inc.	188,668
		549,687
	Building Products — 1.3%
1,151	Armstrong World Industries, Inc.	216,583
332	Carlisle Cos., Inc.	117,764
		334,347
	Capital Markets — 2.7%
506	Affiliated Managers Group, Inc.	106,194
6,193	Federated Hermes, Inc.	306,987
576	Morningstar, Inc.	159,241
1,697	SEI Investments Co.	149,540
		721,962
	Chemicals — 2.0%
1,501	Balchem Corp.	228,857
1,570	Innospec, Inc.	125,443
1,451	RPM International, Inc.	170,362
		524,662
	Commercial Services & Supplies — 2.2%
2,623	ABM Industries, Inc.	120,999
740	Clean Harbors, Inc. (a)	174,499
1,572	MSA Safety, Inc.	279,612
		575,110
	Construction & Engineering — 0.9%
2,196	AECOM	247,577
	Consumer Finance — 1.0%
1,924	FirstCash Holdings, Inc.	256,450
	Consumer Staples Distribution & Retail — 3.3%
8,835	Albertsons Cos., Inc., Class A	169,809
1,161	BJ’s Wholesale Club Holdings, Inc. (a)	122,950
316	Casey’s General Stores, Inc.	164,361
1,832	Performance Food Group Co. (a)	183,933
2,713	US Foods Holding Corp. (a)	226,074
		867,127
Shares	Description	Value

	Containers & Packaging — 3.8%
2,114	AptarGroup, Inc.	$332,194
1,938	Crown Holdings, Inc.	192,560
6,316	Graphic Packaging Holding Co.	141,226
4,489	Silgan Holdings, Inc.	208,873
2,943	Sonoco Products Co.	132,641
		1,007,494
	Diversified Consumer Services — 2.0%
916	Grand Canyon Education, Inc. (a)	154,465
2,989	H&R Block, Inc.	162,422
2,898	Service Corp. International	221,147
		538,034
	Diversified REITs — 1.2%
4,173	Essential Properties Realty Trust, Inc.	127,235
2,908	WP Carey, Inc.	186,577
		313,812
	Electric Utilities — 3.7%
2,811	IDACORP, Inc.	352,303
7,769	OGE Energy Corp.	352,868
522	Otter Tail Corp.	40,288
5,725	Portland General Electric Co.	235,412
		980,871
	Electronic Equipment, Instruments & Components — 0.9%
1,138	Arrow Electronics, Inc. (a)	132,008
2,284	Avnet, Inc.	120,915
		252,923
	Entertainment — 1.2%
1,635	Madison Square Garden Sports Corp. (a)	330,433
	Financial Services — 3.8%
8,840	Enact Holdings, Inc.	307,278
4,406	Essent Group Ltd.	246,692
6,328	MGIC Investment Corp.	163,895
3,558	NMI Holdings, Inc. (a)	132,785
5,040	Radian Group, Inc.	164,354
		1,015,004
	Food Products — 6.0%
16,054	Flowers Foods, Inc.	254,456
8,615	Fresh Del Monte Produce, Inc.	323,838
2,000	Ingredion, Inc.	263,080
1,308	J & J Snack Foods Corp.	147,660
756	Marzetti (The) Company	134,386
4,337	Post Holdings, Inc. (a)	458,898
		1,582,318
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Gas Utilities — 5.3%
1,233	Chesapeake Utilities Corp.	$147,812
2,391	MDU Resources Group, Inc.	41,245
2,500	National Fuel Gas Co.	216,975
7,454	New Jersey Resources Corp.	342,213
5,517	Northwest Natural Holding Co.	220,239
1,891	ONE Gas, Inc.	137,476
559	Southwest Gas Holdings, Inc.	43,680
2,968	Spire, Inc.	221,027
1,129	UGI Corp.	40,847
		1,411,514
	Ground Transportation — 1.1%
1,146	Landstar System, Inc.	152,842
732	Ryder System, Inc.	130,084
		282,926
	Health Care Providers & Services — 2.0%
419	Chemed Corp.	172,754
1,745	Encompass Health Corp.	192,142
1,189	Ensign Group (The), Inc.	178,350
		543,246
	Health Care REITs — 3.1%
3,661	CareTrust REIT, Inc.	116,420
8,208	Healthcare Realty Trust, Inc.	126,075
10,465	LTC Properties, Inc.	356,229
4,305	Omega Healthcare Investors, Inc.	167,464
3,510	Sabra Health Care REIT, Inc.	63,285
		829,473
	Hotels, Restaurants & Leisure — 1.1%
1,264	Choice Hotels International, Inc.	161,426
1,278	Churchill Downs, Inc.	136,797
		298,223
	Household Products — 1.3%
6,269	Energizer Holdings, Inc.	141,178
933	WD-40 Co.	200,035
		341,213
	Independent Power and Renewable Electricity Producers — 0.2%
536	Ormat Technologies, Inc.	47,924
	Industrial REITs — 1.0%
505	EastGroup Properties, Inc.	82,436
966	First Industrial Realty Trust, Inc.	47,064
5,656	LXP Industrial Trust	43,891
1,116	Rexford Industrial Realty, Inc.	40,767
1,645	STAG Industrial, Inc.	56,473
		270,631
Shares	Description	Value

	Insurance — 7.6%
1,576	American Financial Group, Inc.	$196,843
1,954	Assured Guaranty Ltd.	165,269
2,414	CNO Financial Group, Inc.	88,932
2,909	Fidelity National Financial, Inc.	164,155
2,425	First American Financial Corp.	145,621
1,114	Hanover Insurance Group (The), Inc.	191,196
4,623	Horace Mann Educators Corp.	196,616
8,130	Old Republic International Corp.	294,062
589	Primerica, Inc.	156,456
471	Reinsurance Group of America, Inc.	90,644
460	RenaissanceRe Holdings Ltd.	112,120
3,348	RLI Corp.	220,935
		2,022,849
	Machinery — 3.1%
3,118	Donaldson Co., Inc.	224,402
1,982	Franklin Electric Co., Inc.	186,209
3,482	Graco, Inc.	292,418
735	ITT, Inc.	124,921
		827,950
	Marine Transportation — 0.4%
1,031	Kirby Corp. (a)	98,265
	Media — 0.9%
4,686	New York Times (The) Co., Class A	243,156
	Metals & Mining — 1.0%
571	Reliance, Inc.	165,664
724	Royal Gold, Inc.	109,628
		275,292
	Mortgage REITs — 4.2%
12,089	Annaly Capital Management, Inc.	245,769
9,731	ARMOUR Residential REIT, Inc.	158,713
21,271	Ellington Financial, Inc.	269,929
14,449	PennyMac Mortgage Investment Trust	170,354
13,609	Starwood Property Trust, Inc.	264,831
		1,109,596
	Multi-Utilities — 2.6%
5,592	Avista Corp.	208,582
4,685	Black Hills Corp.	270,699
3,884	Northwestern Energy Group, Inc.	208,571
		687,852
	Office REITs — 0.8%
7,361	COPT Defense Properties	200,808
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels — 1.1%
9,690	Antero Midstream Corp.	$177,811
1,078	DT Midstream, Inc.	110,743
		288,554
	Personal Care Products — 0.4%
4,581	Edgewell Personal Care Co.	115,579
	Pharmaceuticals — 2.7%
31,895	Innoviva, Inc. (a)	579,532
1,918	Prestige Consumer Healthcare, Inc. (a)	141,836
		721,368
	Professional Services — 4.6%
2,770	CSG Systems International, Inc.	173,014
3,465	Exponent, Inc.	238,947
1,335	FTI Consulting, Inc. (a)	222,077
3,378	Genpact Ltd.	148,801
2,388	KBR, Inc.	111,615
2,099	Korn Ferry	148,756
2,279	Maximus, Inc.	168,327
		1,211,537
	Residential REITs — 1.5%
3,658	American Homes 4 Rent, Class A	126,896
3,466	Equity LifeStyle Properties, Inc.	207,683
3,811	Independence Realty Trust, Inc.	63,910
		398,489
	Retail REITs — 4.7%
5,294	Agree Realty Corp.	379,580
1,600	Brixmor Property Group, Inc.	41,808
9,362	Getty Realty Corp.	260,170
1,902	Kite Realty Group Trust	41,806
5,905	NNN REIT, Inc.	243,640
7,260	Phillips Edison & Co., Inc.	245,316
2,181	Urban Edge Properties	43,009
		1,255,329
	Software — 1.1%
2,545	Dolby Laboratories, Inc., Class A	191,740
2,102	Progress Software Corp.	101,064
		292,804
	Specialized REITs — 4.4%
1,161	CubeSmart	45,175
1,960	EPR Properties	107,878
15,014	Four Corners Property Trust, Inc.	378,953
8,721	Gaming and Leisure Properties, Inc.	397,503
331	Lamar Advertising Co., Class A	40,465
1,190	National Storage Affiliates Trust	35,057
Shares	Description	Value

	Specialized REITs (Continued)
1,021	PotlatchDeltic Corp.	$41,749
5,035	Rayonier, Inc.	117,366
		1,164,146
	Specialty Retail — 0.5%
362	Murphy USA, Inc.	131,218
	Tobacco — 0.8%
3,809	Universal Corp.	207,476
	Trading Companies & Distributors — 1.2%
1,200	GATX Corp.	183,228
1,591	MSC Industrial Direct Co., Inc., Class A	137,812
		321,040
	Water Utilities — 1.1%
1,641	American States Water Co.	120,761
1,707	California Water Service Group	77,617
2,635	Essential Utilities, Inc.	96,968
		295,346
	Total Common Stocks	26,437,354
	(Cost $25,516,748)
MONEY MARKET FUNDS — 0.3%
70,928	Dreyfus Government Cash Management Fund, Institutional Shares - 4.20% (b)	70,928
	(Cost $70,928)

	Total Investments — 99.9%	26,508,282
	(Cost $25,587,676)
	Net Other Assets and Liabilities — 0.1%	23,576
	Net Assets — 100.0%	$26,531,858

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2025.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 26,437,354	$ 26,437,354	$ —	$ —
Money Market Funds	70,928	70,928	—	—
Total Investments	$26,508,282	$26,508,282	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2025

	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
ASSETS:
Investments, at value	$96,925,867	$22,194,110	$26,508,282
Foreign currency, at value	—	415	—
Receivables:
Capital shares sold	13,850,353	—	5,306,357
Dividends	55,985	27,236	17,028
Reclaims	—	151,565	—
Total Assets	110,832,205	22,373,326	31,831,667

LIABILITIES:
Payables:
Investment securities purchased	13,828,244	—	5,285,138
Investment advisory fees	51,413	15,499	14,671
Total Liabilities	13,879,657	15,499	5,299,809
NET ASSETS	$96,952,548	$22,357,827	$26,531,858

NET ASSETS consist of:
Paid-in capital	$127,561,097	$50,288,676	$28,695,973
Par value	24,500	6,500	7,500
Accumulated distributable earnings (loss)	(30,633,049)	(27,937,349)	(2,171,615)
NET ASSETS	$96,952,548	$22,357,827	$26,531,858
NET ASSET VALUE, per share	$39.57	$34.40	$35.38
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,450,002	650,002	750,002
Investments, at cost	$90,852,248	$20,825,599	$25,587,676
Foreign currency, at cost (proceeds)	$—	$419	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2025

	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
INVESTMENT INCOME:
Dividends	$1,900,851	$1,268,084	$578,096
Foreign withholding tax	—	(78,300)	11
Total investment income	1,900,851	1,189,784	578,107

EXPENSES:
Investment advisory fees	663,534	249,503	172,776
Total expenses	663,534	249,503	172,776
NET INVESTMENT INCOME (LOSS)	1,237,317	940,281	405,331

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,292,861	2,825,377	(408,694)
In-kind redemptions	4,129,508	2,605,410	2,383,012
Foreign currency transactions	—	(27,148)	—
Net realized gain (loss)	10,422,369	5,403,639	1,974,318
Net change in unrealized appreciation (depreciation) on:
Investments	(3,247,082)	(948,582)	(2,244,428)
Foreign currency translation	—	6,092	—
Net change in unrealized appreciation (depreciation)	(3,247,082)	(942,490)	(2,244,428)
NET REALIZED AND UNREALIZED GAIN (LOSS)	7,175,287	4,461,149	(270,110)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,412,604	$5,401,430	$135,221
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust Horizon Managed Volatility Domestic ETF (HUSV)		First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended 7/31/2025	Year Ended 7/31/2024	Year Ended 7/31/2025	Year Ended 7/31/2024
OPERATIONS:
Net investment income (loss)	$1,237,317	$1,199,137	$940,281	$1,050,949
Net realized gain (loss)	10,422,369	2,937,309	5,403,639	(937,947)
Net change in unrealized appreciation (depreciation)	(3,247,082)	6,000,129	(942,490)	1,726,564
Net increase (decrease) in net assets resulting from operations	8,412,604	10,136,575	5,401,430	1,839,566

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,244,276)	(1,247,780)	(1,034,818)	(1,148,497)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	33,227,443	10,187,754	4,802,205	—
Cost of shares redeemed	(31,086,858)	(23,469,661)	(19,708,370)	(8,480,968)
Net increase (decrease) in net assets resulting from shareholder transactions	2,140,585	(13,281,907)	(14,906,165)	(8,480,968)
Total increase (decrease) in net assets	9,308,913	(4,393,112)	(10,539,553)	(7,789,899)

NET ASSETS:
Beginning of period	87,643,635	92,036,747	32,897,380	40,687,279
End of period	$96,952,548	$87,643,635	$22,357,827	$32,897,380

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,400,002	2,800,002	1,100,002	1,400,002
Shares sold	850,000	300,000	150,000	—
Shares redeemed	(800,000)	(700,000)	(600,000)	(300,000)
Shares outstanding, end of period	2,450,002	2,400,002	650,002	1,100,002
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Year Ended 7/31/2025	Year Ended 7/31/2024

$405,331	$243,487
1,974,318	469,641
(2,244,428)	1,799,653
135,221	2,512,781

(370,621)	(241,506)

16,040,926	3,200,218
(9,040,772)	(4,795,606)
7,000,154	(1,595,388)
6,764,754	675,887

19,767,104	19,091,217
$26,531,858	$19,767,104

550,002	600,002
450,000	100,000
(250,000)	(150,000)
750,002	550,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Domestic ETF (HUSV)

	Year Ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$36.52	$32.87	$33.22	$33.08	$27.19
Income from investment operations:
Net investment income (loss)	0.51 (a)	0.47 (a)	0.58 (a)	0.51	0.46
Net realized and unrealized gain (loss)	3.05	3.67	(0.31)	0.10	5.87
Total from investment operations	3.56	4.14	0.27	0.61	6.33
Distributions paid to shareholders from:
Net investment income	(0.51)	(0.49)	(0.62)	(0.47)	(0.44)
Net asset value, end of period	$39.57	$36.52	$32.87	$33.22	$33.08
Total return (b)	9.78%	12.74%	0.88%	1.82%	23.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$96,953	$87,644	$92,037	$99,665	$120,758
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.31%	1.39%	1.79%	1.46%	1.42%
Portfolio turnover rate (c)	84%	100%	122%	76%	152%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Developed International ETF (HDMV)

	Year Ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$29.91	$29.06	$28.60	$32.21	$28.12
Income from investment operations:
Net investment income (loss)	0.95 (a)	0.84 (a)	0.88 (a)	0.90	0.89
Net realized and unrealized gain (loss)	4.77	0.93	0.52	(3.62)	4.13
Total from investment operations	5.72	1.77	1.40	(2.72)	5.02
Distributions paid to shareholders from:
Net investment income	(1.23)	(0.92)	(0.94)	(0.89)	(0.93)
Net asset value, end of period	$34.40	$29.91	$29.06	$28.60	$32.21
Total return (b)	19.29%	6.33%	5.22%	(8.50)%	18.01% (c)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,358	$32,897	$40,687	$45,757	$86,962
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.01%	2.96%	3.19%	2.53%	2.68%
Portfolio turnover rate (d)	90%	79%	80%	65%	127%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
The Fund received a reimbursement from the advisor in the amount of $6,254, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

	Year Ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$35.94	$31.82	$32.14	$33.12	$25.03
Income from investment operations:
Net investment income (loss)	0.68 (a)	0.43 (a)	0.44 (a)	0.36	0.29
Net realized and unrealized gain (loss)	(0.62)	4.12	(0.29)	(1.05)	8.09
Total from investment operations	0.06	4.55	0.15	(0.69)	8.38
Distributions paid to shareholders from:
Net investment income	(0.62)	(0.43)	(0.47)	(0.29)	(0.29)
Net realized gain	—	—	—	—	(0.00) (b)
Total distributions	(0.62)	(0.43)	(0.47)	(0.29)	(0.29)
Net asset value, end of period	$35.38	$35.94	$31.82	$32.14	$33.12
Total return (c)	0.14%	14.48%	0.57%	(2.11)%	33.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$26,532	$19,767	$19,091	$16,068	$14,906
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.88%	1.34%	1.43%	1.09%	1.02%
Portfolio turnover rate (d)	66%	53%	70%	71%	118%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.01.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2025

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on the NYSE Arca, Inc.

First Trust Horizon Managed Volatility Domestic ETF – (ticker “HUSV”)
First Trust Horizon Managed Volatility Developed International ETF – (ticker “HDMV”)
First Trust Horizon Managed Volatility Small/Mid ETF – (ticker “HSMV”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, HUSV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility.
Under normal market conditions, HDMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility.
Under normal market conditions, HSMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2025, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$1,244,276	$—	$—
First Trust Horizon Managed Volatility Developed International ETF	1,034,818	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	370,621	—	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$1,247,780	$—	$—
First Trust Horizon Managed Volatility Developed International ETF	1,148,497	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	241,506	—	—
As of July 31, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$122,410	$(36,809,511)	$6,054,052
First Trust Horizon Managed Volatility Developed International ETF	242,585	(29,422,382)	1,242,448
First Trust Horizon Managed Volatility Small/Mid ETF	65,301	(2,920,701)	683,785
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of July 31, 2025, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2025, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Horizon Managed Volatility Domestic ETF	$36,809,511
First Trust Horizon Managed Volatility Developed International ETF	29,422,382
First Trust Horizon Managed Volatility Small/Mid ETF	2,920,701
During the taxable year ended July 31, 2025, the following Funds utilized capital loss carryforwards in the following amount:

Capital Loss Utilized
First Trust Horizon Managed Volatility Domestic ETF	$6,288,698
First Trust Horizon Managed Volatility Developed International ETF	2,834,621
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2025, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2025, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Horizon Managed Volatility Domestic ETF	$—	$(4,108,738)	$4,108,738
First Trust Horizon Managed Volatility Developed International ETF	44,706	(2,555,921)	2,511,215
First Trust Horizon Managed Volatility Small/Mid ETF	—	(2,324,033)	2,324,033
As of July 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$90,871,815	$7,820,754	$(1,766,702)	$6,054,052
First Trust Horizon Managed Volatility Developed International ETF	20,958,098	1,900,251	(664,239)	1,236,012
First Trust Horizon Managed Volatility Small/Mid ETF	25,824,497	1,800,218	(1,116,433)	683,785
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
G. Segment Reporting
Each Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee for each Fund. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	HUSV	HSMV
Fund net assets up to and including $2.5 billion	0.7000%	0.80%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%	0.78%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%	0.76%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%	0.74%
Fund net assets greater than $10 billion up to and including $15 billion	0.6300%	0.72%
Fund net assets greater than $15 billion	0.5950%	0.68%

Breakpoints	HDMV
Fund net assets up to and including $2.5 billion	0.80%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.78%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.76%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.74%
Fund net assets greater than $10 billion	0.72%
Horizon serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. During any period in which First Trust’s management fee is reduced in accordance with the breakpoints described above, the sub-advisory fee will be reduced to reflect the reduction in First Trust’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2025, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$80,528,909	$80,529,698
First Trust Horizon Managed Volatility Developed International ETF	27,710,834	27,913,065
First Trust Horizon Managed Volatility Small/Mid ETF	14,613,185	14,518,339
For the fiscal year ended July 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$33,123,099	$30,990,920
First Trust Horizon Managed Volatility Developed International ETF	4,657,686	19,576,559
First Trust Horizon Managed Volatility Small/Mid ETF	15,980,104	9,018,388
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2026.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Horizon Managed Volatility Domestic ETF, First Trust Horizon Managed Volatility Developed International ETF, and First Trust Horizon Managed Volatility Small/Mid ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
September 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
July 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended July 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended July 31, 2025.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Horizon Investments, LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025 (Unaudited)
business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for HDMV was equal to the median total (net) expense ratio of the peer funds in its Expense Group and that the total (net) expense ratio for each of HUSV and HSMV was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that HDMV’s Expense Group included both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2024 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that HDMV underperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025 (Unaudited)
ended December 31, 2024; that HUSV underperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2024; and that HSMV outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2024 and underperformed its Performance Universe median and benchmark index for the three-year period ended December 31, 2024. The Board noted the Advisor’s discussion of HDMV’s and HUSV’s performance at the April 22, 2025 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2024 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements to the effect that it is difficult to know if or precisely when measurable economies of scale will be achieved for the Sub-Advisor and that the Sub-Advisor presumes expenses related to providing services will remain approximately the same over the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board noted that the Sub-Advisor is not responsible for coordinating execution of Fund trades and that the only known indirect benefit the Sub-Advisor receives from managing the Funds is publicity related to managing an ETF in a closely monitored sector of the ETF universe. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2025, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Horizon Managed Volatility Domestic ETF	100.00%

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025 (Unaudited)
Dividends Received Deduction
First Trust Horizon Managed Volatility Developed International ETF	0.00%
First Trust Horizon Managed Volatility Small/Mid ETF	81.96%
For the taxable year ended July 31, 2025, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	86.68%
First Trust Horizon Managed Volatility Small/Mid ETF	81.96%
A portion of each of the Funds’ 2025 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended July 31, 2025, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
The following Fund meets the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended July 31, 2025, the total amounts of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Horizon Managed Volatility Developed International ETF	$1,262,496	$1.94	$55,931	$0.09

Annual Financial Statements and Other Information
For the Year Ended July 31, 2025

First Trust Exchange-Traded Fund III

First Trust Merger Arbitrage ETF (MARB)

First Trust Merger Arbitrage ETF (MARB)
Annual Financial Statements and Other Information
July 31, 2025
Performance and Risk Disclosure
There is no assurance that First Trust Merger Arbitrage ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Merger Arbitrage ETF (MARB)
Portfolio of Investments
July 31, 2025

Shares	Description	Value
COMMON STOCKS — 53.4%
	Consumer Staples Distribution & Retail — 7.0%
57,601	SpartanNash Co.	$1,528,731
74,063	Walgreens Boots Alliance, Inc. (a)	862,093
		2,390,824
	Diversified Telecommunication Services — 2.6%
24,115	Frontier Communications Parent, Inc. (b)	885,985
	Financial Services — 3.9%
136,272	AvidXchange Holdings, Inc. (b)	1,343,642
	Food Products — 3.1%
13,200	Kellanova	1,053,756
	Health Care Equipment & Supplies — 2.0%
19,335	Surmodics, Inc. (b)	694,127
	Health Care Providers & Services — 4.7%
16,349	Amedisys, Inc. (a) (b)	1,612,011
	Insurance — 1.5%
21,287	ProAssurance Corp. (b)	505,779
	IT Services — 4.5%
63,082	Couchbase, Inc. (b)	1,530,369
	Professional Services — 3.9%
147,741	Dun & Bradstreet Holdings, Inc. (a)	1,344,443
	Software — 12.7%
467,675	E2open Parent Holdings, Inc. (b)	1,543,327
48,544	Informatica, Inc., Class A (b)	1,199,037
151,123	Olo, Inc., Class A (b)	1,583,769
		4,326,133
	Textiles, Apparel & Luxury Goods — 4.0%
21,546	Skechers USA, Inc., Class A (a) (b)	1,362,785
	Trading Companies & Distributors — 3.5%
10,864	GMS, Inc. (b)	1,191,129
	Total Common Stocks	18,240,983
	(Cost $18,040,371)
RIGHTS — 0.0%
	Biotechnology — 0.0%
43,869	Chinook Therapeutics, Inc., expiring December 21, 2029 (b) (c) (d) (e)	0
100,745	Icosavax, Inc., expiring January 1, 2029 (b) (c) (d) (e)	0
		0
Shares	Description	Value

	Health Care Equipment & Supplies — 0.0%
7,137	ABIOMED, Inc., expiring December 31, 2029 (b) (c) (d) (e)	$0
97,345	Paragon 28, Inc., expiring December 31, 2026 (b) (c) (d) (e)	0
		0
	Pharmaceuticals — 0.0%
39,856	Mirati Therapeutics, Inc., expiring January 23, 2031 (b) (c) (d) (e)	0
	Total Rights	0
	(Cost $0)
MONEY MARKET FUNDS — 30.4%
10,390,723	Dreyfus Government Cash Management Fund, Institutional Shares - 4.20% (f)	10,390,723
	(Cost $10,390,723)

	Total Investments — 83.8%	28,631,706
	(Cost $28,431,094)
	Net Other Assets and Liabilities — 16.2%	5,546,665
	Net Assets — 100.0%	$34,178,371

(a)	This security or a portion of this security is segregated as collateral for investments sold short. At July 31, 2025, the segregated value of these securities amounts to $2,181,642.
(b)	Non-income producing security.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(d)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At July 31, 2025, securities noted as such are valued at $0 or 0.0% of net assets.

(e)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(f)	Rate shown reflects yield as of July 31, 2025.
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Portfolio of Investments (Continued)
July 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 18,240,983	$ 18,240,983	$ —	$ —
Rights*	—**	—	—	—**
Money Market Funds	10,390,723	10,390,723	—	—
Total Investments	$28,631,706	$28,631,706	$—	$—**

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Assets and Liabilities
July 31, 2025

ASSETS:
Investments, at value	$28,631,706
Cash	530
Due from broker	5,517,184
Receivables:
Dividends	49,469
Margin interest rebate	14,587
Reclaims	887
Total Assets	34,214,363

LIABILITIES:
Investment advisory fees payable	35,992
Total Liabilities	35,992
NET ASSETS	$34,178,371

NET ASSETS consist of:
Paid-in capital	$33,186,706
Par value	16,500
Accumulated distributable earnings (loss)	975,165
NET ASSETS	$34,178,371
NET ASSET VALUE, per share	$20.71
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,650,002
Investments, at cost	$28,431,094
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Operations
For the Year Ended July 31, 2025

INVESTMENT INCOME:
Dividends	$497,011
Margin interest rebate	285,830
Foreign withholding tax	(565)
Total investment income	782,276

EXPENSES:
Investment advisory fees	383,862
Dividend expense on investments sold short	121,493
Total expenses	505,355
NET INVESTMENT INCOME (LOSS)	276,921

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,713,973
In-kind redemptions	44,840
Investments sold short	(646,442)
Net realized gain (loss)	1,112,371
Net change in unrealized appreciation (depreciation) on:
Investments	(296,151)
Investments sold short	649,473
Net change in unrealized appreciation (depreciation)	353,322
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,465,693
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,742,614
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statements of Changes in Net Assets

	Year Ended 7/31/2025	Year Ended 7/31/2024
OPERATIONS:
Net investment income (loss)	$276,921	$644,507
Net realized gain (loss)	1,112,371	(293,089)
Net change in unrealized appreciation (depreciation)	353,322	815,460
Net increase (decrease) in net assets resulting from operations	1,742,614	1,166,878

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(513,881)	(1,423,250)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	7,957,076	6,965,011
Cost of shares redeemed	(5,989,375)	(44,721,426)
Net increase (decrease) in net assets resulting from shareholder transactions	1,967,701	(37,756,415)
Total increase (decrease) in net assets	3,196,434	(38,012,787)

NET ASSETS:
Beginning of period	30,981,937	68,994,724
End of period	$34,178,371	$30,981,937

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,550,002	3,450,002
Shares sold	400,000	350,000
Shares redeemed	(300,000)	(2,250,000)
Shares outstanding, end of period	1,650,002	1,550,002
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Financial Highlights
For a share outstanding throughout each period

	Year Ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$19.99	$20.00	$20.01	$19.55	$19.46
Income from investment operations:
Net investment income (loss)	0.18 (a)	0.24 (a)	0.23 (a)	(0.24) (a)	(0.26)
Net realized and unrealized gain (loss)	0.90	0.21	0.01 (b)	0.70	0.35
Total from investment operations	1.08	0.45	0.24	0.46	0.09
Distributions paid to shareholders from:
Net investment income	(0.36)	(0.28)	(0.15)	—	—
Net realized gain	—	(0.18)	(0.10)	—	—
Total distributions	(0.36)	(0.46)	(0.25)	—	—
Net asset value, end of period	$20.71	$19.99	$20.00	$20.01	$19.55
Total return (c)	5.46%	2.26%	1.17%	2.35%	0.46%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$34,178	$30,982	$68,995	$44,031	$10,752
Ratio of total expenses to average net assets	1.65% (d)	1.70%	1.80%	1.87%	2.23%
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense	1.25% (d)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.90% (d)	1.20%	1.17%	(1.23)%	(1.15)%
Portfolio turnover rate (e)	195%	301%	367%	246%	280%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Merger Arbitrage ETF (MARB)
July 31, 2025

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Merger Arbitrage ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MARB” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by establishing long and short positions in the equity securities of companies that are involved in a publicly-announced significant corporate event, such as a merger or acquisition. The Fund’s portfolio may include equity securities issued by U.S. and non-U.S. companies, including American Depositary Receipts. The Fund may invest in securities issued by small, mid and large capitalization issuers.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2025
affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2025
the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with BNP Paribas Prime Brokerage International, Ltd. for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 85 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended July 31, 2025, the Fund had margin interest rebate of $285,830 as shown on the Statement of Operations. The Fund did not hold any securities sold short at July 31, 2025.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended July 31, 2025 and 2024 was as follows:

Distributions paid from:	2025	2024
Ordinary income	$513,881	$1,423,250
Capital gains	—	—
Return of capital	—	—
As of July 31, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$774,553
Accumulated capital and other gain (loss)	—
Net unrealized appreciation (depreciation)	200,612
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of July 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2025
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2025, for federal income tax purposes, the Fund had no capital loss carryforwards available to offset future capital gains.
During the taxable year ended July 31, 2025, the Fund utilized $238,871 of capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2025, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2025, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$65,562	$(110,272)	$44,710
As of July 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$28,431,094	$322,888	$(122,276)	$200,612
F. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees First Trust Capital Management L.P.’s (“First Trust Capital Management” or the

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2025
“Sub-Advisor”) management of the Fund’s assets. First Trust Capital Management receives a sub-advisory fee equal to 0.625% of the average daily net assets of the Fund less the amount of Fund Expenses owed by the Sub-Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee will be reduced to reflect the reduction in First Trust’s management fee. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, expenses associated with short sales transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	1.25000%
Fund net assets greater than $2.5 billion up to and including $5 billion	1.21875%
Fund net assets greater than $5 billion up to and including $7.5 billion	1.18750%
Fund net assets greater than $7.5 billion up to and including $10 billion	1.15625%
Fund net assets greater than $10 billion	1.12500%
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 46% ownership interest in First Trust Capital Management through First Trust Capital Solutions L.P.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2025, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $ 44,354,185 and $56,367,123, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $10,558,592 and $2,285,499, respectively.
For the fiscal year ended July 31, 2025, the cost of in-kind purchases and proceeds from in-kind sales were $4,464,964 and $3,421,426, respectively. For the fiscal year ended July 31, 2025, the Fund had no in-kind transactions in investments sold short.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2025
purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2026.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Merger Arbitrage ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of July 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2025 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
September 23, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Merger Arbitrage ETF (MARB)
July 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended July 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended July 31, 2025.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Merger Arbitrage ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and First Trust Capital Management L.P. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the

Other Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2025 (Unaudited)
Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs following a merger arbitrage strategy, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2024 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one- and three-year periods ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure

Other Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2025 (Unaudited)
and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2024 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee is appropriate based on expected economies of scale and current fee breakpoints in place. The Board noted the Sub-Advisor’s statements that the majority of its expenses are fixed and are shared and allocated across various funds advised or sub-advised by the Sub-Advisor and that it has added additional personnel over the past year. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statement that, although it benefits from the name recognition associated with its role as sub-advisor to the Fund, it has not received and does not anticipate receiving any reduction in fees incurred for research or other services as a result of its management of the Fund. The Board also noted the Sub-Advisor’s statement that the Sub-Advisor did not use soft dollars for the Fund during the year ended December 31, 2024 and does not intend to in the near future. The Board noted the potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2025, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
18.34%	18.34%

Annual Financial Statements and Other Information
For the Year Ended July 31, 2025

First Trust Exchange-Traded Fund III

First Trust Short Duration Managed Municipal ETF (FSMB)
First Trust Ultra Short Duration Municipal ETF (FUMB)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
July 31, 2025
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments
July 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 98.7%
	Alabama — 6.0%
$130,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj No 4, Ser A-1 (Mandatory put 12/01/25)	4.00%	12/01/49	$130,247
1,035,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds Proj No 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	1,042,875
490,000	Black Belt Energy Gas Dist AL Gas Proj Rev Proj No 6, Ser B (Mandatory put 12/01/26)	4.00%	10/01/52	493,601
1,165,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1	5.25%	12/01/27	1,215,862
1,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 06/01/29)	5.25%	02/01/53	1,049,395
745,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser D	5.00%	11/01/31	792,049
3,385,000	Black Belt Energy Gas Dist AL Gas Sply Rev Ref, Ser D1 (Mandatory put 06/01/27)	4.00%	07/01/52	3,420,765
1,000,000	Black Belt Energy Gas Dist AL Gas Sply Rev, Ser B (Mandatory put 12/01/30)	5.25%	12/01/53	1,074,344
1,000,000	Energy SE AL A Cooperative Dist Energy Sply Rev, Ser B (Mandatory put 06/01/32)	5.25%	07/01/54	1,071,822
2,470,000	Lower AL Gas Dist Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	2,474,756
200,000	Midcity Impt Dist AL Spl Assmnt Rev	3.88%	11/01/27	195,587
2,000,000	Mobile AL Indl Dev Brd Poll Control Rev Var AL Pwr Co Barry Plant Remk (Mandatory put 03/12/26)	3.30%	07/15/34	2,004,579
2,315,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	2,326,115
2,095,000	SE Energy Auth AL Cmdy Sply Rev Proj #2, Ser B	4.00%	06/01/30	2,132,601
500,000	SE Energy Auth AL Cmdy Sply Rev Proj No 3, Ser A-1	5.00%	12/01/26	510,898
6,000,000	SE Energy Auth AL Cooperative, Ser C (Mandatory put 11/01/32)	5.00%	10/01/55	6,372,692
2,000,000	Selma AL Indl Dev Brd Rev Var Intl Paper Co Proj Ref Remk, Ser A (Mandatory put 10/01/31)	3.45%	11/01/33	1,961,431
				28,269,619
	Arizona — 1.6%
1,340,000	AZ Indl Dev Auth Hosp Rev Phoenix Children’s Hosp, Ser A	5.00%	02/01/35	1,408,512
1,025,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj, Ser B (a)	5.00%	07/01/29	1,035,422
695,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A	3.55%	07/15/29	680,986
740,000	AZ St Indl Dev Auth Edu Rev Pinecrest Acdmy Horizon Inspirada & St Rose Cmps, Ser A (a)	5.00%	07/15/28	747,154
50,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	5.00%	07/01/26	50,455
230,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/26	229,452
430,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/31	414,265
500,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	4.00%	11/01/27	500,780
1,250,000	Chandler AZ Indl Dev Auth Indl Dev Rev Var Intel Corp Proj, Ser 2022-2, AMT (Mandatory put 09/01/27)	5.00%	09/01/52	1,271,728
1,000,000	Coconino Cnty AZ Poll Controlcorp Var Ref NV Pwr Co Proj Remk, Ser B (Mandatory put 03/31/26)	3.75%	03/01/39	1,001,254
100,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (a)	4.00%	07/01/26	99,771
				7,439,779
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California — 5.2%
$350,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1 (Mandatory put 08/01/28)	4.00%	05/01/53	$351,710
4,500,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/31)	4.00%	02/01/52	4,474,261
1,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/29)	5.00%	07/01/53	1,046,271
910,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser E (Mandatory put 09/01/32)	5.00%	02/01/55	966,000
1,250,000	CA St Hlth Facs Fing Auth Rev Initial Entrance Fees, Ser A	3.85%	11/15/27	1,250,459
1,160,000	CA St Hlth Facs Fing Auth Rev Var Ref Stanford Hlth Care, Ser A (Mandatory put 08/15/25)	3.00%	08/15/54	1,160,174
525,000	CA St Muni Fin Auth Mobile Home Park Rev Ref Sr Caritas Projs, Ser A	5.00%	08/15/25	525,448
2,000,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	1,966,227
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser B-1, AMT	3.00%	11/01/25	999,681
1,310,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser B-2, AMT (Mandatory put 11/03/25)	3.13%	11/01/40	1,307,008
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Inc Proj Remk, AMT (Mandatory put 08/15/25) (a)	3.70%	07/01/43	999,988
2,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Wst Mgmt Proj Remk, Ser A, AMT (Mandatory put 07/02/29)	4.25%	07/01/31	2,023,251
350,000	CA St Sch Fin Auth Chrt Sch Rev Ref Classical Academies Oceanside Proj, Ser A (a)	4.00%	10/01/27	351,746
80,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No 1	4.00%	09/01/25	80,040
100,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/26	101,000
475,000	Fontana CA Spl Tax Cmnty Facs Dt #109	5.00%	09/01/30	507,790
260,000	Fontana CA Spl Tax Cmnty Facs Dt #109	5.00%	09/01/32	278,324
730,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Ref, Ser A, AMT	5.00%	05/15/29	782,194
730,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Ref, Ser A, AMT	5.00%	05/15/31	768,066
1,000,000	Los Angeles CA Trans	5.00%	06/25/26	1,024,105
500,000	Ontario CA Cmnty Facs Dist #64 Spl Tax Sunset Ranch	5.00%	09/01/30	530,689
525,000	Ontario CA Cmnty Facs Dist #64 Spl Tax Sunset Ranch	5.00%	09/01/31	558,317
70,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	3.00%	09/01/25	69,959
85,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/26	85,588
2,000,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Sr Priv Activity, Ser B, AMT	5.00%	07/01/31	2,177,258
145,000	San Francisco CA City & Cnty Dev Spl Tax Dist No Mission Rock Fac and Svcs, Ser A (a)	4.00%	09/01/26	145,681
100,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/26	100,978
				24,632,213
	Colorado — 2.9%
500,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (a)	5.00%	12/15/28	502,050
400,000	CO St Hlth Facs Auth Rev Commonspirit Hlth Oblig Grp, Ser A	5.00%	11/01/26	410,144
1,035,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/31	1,098,854
505,000	CO St Hlth Facs Auth Rev Ref Covenant Living Cmntys and Svcs	5.00%	12/01/29	539,165
1,000,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.25%	05/15/30	1,021,003
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$1,000,000	CO St Hlth Facs Auth Rev Var Advent Hlth Obligated Grp, Ser A (Mandatory put 11/15/30)	5.00%	11/15/60	$1,090,765
2,000,000	CO St Hlth Facs Auth Rev Var Ref Intermountain Hlthcare, Ser C (Mandatory put 08/15/28)	5.00%	05/15/62	2,120,603
1,250,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/29	1,316,093
1,290,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/31	1,345,644
1,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/34	1,030,036
1,000,000	Denver City & Cnty CO Arpt Rev Var Ref, Ser B2, AMT (Mandatory put 11/15/25)	5.00%	11/15/31	1,004,764
520,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/25	523,113
20,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/31	20,107
500,000	Sand Creek CO Met Dist Ref Ltd Tax, Ser A	4.00%	12/01/31	498,133
1,055,000	Traditions CO Met Dist #2 Ref, BAM	5.00%	12/01/32	1,080,449
				13,600,923
	Connecticut — 1.4%
215,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser A	5.00%	07/01/30	230,177
135,000	CT St Hlth & Eductnl Facs Auth Rev Ref Yale Univ, Ser A-2 (Mandatory put 07/01/26)	2.00%	07/01/42	133,242
1,365,000	CT St Hsg Fin Auth Ref St Supported Spl Oblig, Ser 21, AMT	4.00%	06/15/30	1,370,560
525,000	CT St Ref, Ser B	5.00%	12/01/28	566,950
2,000,000	CT St Spl Tax Oblig Rev Transprtn Infra, Ser A	5.00%	09/01/30	2,047,499
140,000	CT St Spl Tax Oblig Rev, Ser B	5.00%	10/01/27	147,526
2,000,000	Stamford CT Hsg Auth Mozaic Concierge Living Proj, Ser D	4.25%	10/01/30	2,018,376
				6,514,330
	Delaware — 0.5%
2,350,000	DE St Econ Dev Auth Rev Ref Delmarva Pwr & Light Co Proj Remk, Ser A	3.60%	01/01/31	2,404,887
	District of Columbia — 0.7%
1,250,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/31	1,359,540
1,000,000	Met Washington DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/28	1,062,190
1,060,000	Met Washington DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/30	1,108,577
				3,530,307
	Florida — 8.6%
200,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/25	200,091
1,165,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Assmt Area 3A (a)	4.50%	11/01/29	1,189,346
130,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2021	2.38%	05/01/26	128,509
110,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2022	4.13%	05/01/27	110,388
55,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	2.63%	05/01/26	54,514
645,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	3.13%	05/01/31	612,329
105,000	Black Creek FL CDD Spl Assmnt Expansion Area Proj	4.80%	06/15/27	106,833
1,285,000	Broward Cnty FL Port Facs Rev Sr Bond, Ser B, AMT	5.00%	09/01/28	1,355,697
235,000	Cross Creek N CDD FL Spl Assmnt, Ser 2022	3.40%	05/01/27	234,867
415,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	3.00%	05/01/27	409,750
100,000	Epperson N CDD FL Capital Impt Rev Assmnt Area Three, Ser A	2.45%	11/01/26	98,331
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$355,000	Escambia Cnty FL Envrnmntl Impt Rev Var Ref Intl Paper Co Proj Remk, Ser B (Mandatory put 10/01/31)	3.45%	11/01/33	$348,154
500,000	FL St Dept Gen Svcs Div Facs Mgmt Rev Ref FL Facs Pool, Ser A	4.00%	09/01/30	513,557
150,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/28	152,358
1,250,000	FL St Hsg Fin Corp Mf Mtge Rev Var Maison at Solvita Marketplace, Ser G-2 (Mandatory put 05/01/28)	3.50%	11/01/42	1,260,858
2,000,000	FL St Hsg Fin Corp Mf Mtge Rev Var The Enclave at Canopy Park, Ser I (Mandatory put 01/01/28)	3.30%	07/01/58	2,006,601
1,750,000	FL St Hsg Fin Corp Var The Sailx On Vine, Ser E (Mandatory put 06/01/27)	3.80%	06/01/42	1,758,248
500,000	GIR E CDD FL Capital Impt Rev Assmnt Area One	4.30%	05/01/32	498,943
845,000	Hidden Creek N Cmnty Dev Dist FL Spl Assmnt, Ser A1	4.00%	11/01/30	848,877
2,200,000	Hills Minneola Cmnty Dev Dist FL Spl Assmnt Rev S Parcel Assmnt Area (a)	3.50%	05/01/31	2,128,216
1,250,000	Hillsborough Cnty FL Hsg Fin Auth Mf Rev Var The Loop (Mandatory put 07/01/28)	3.45%	01/01/43	1,251,562
295,000	Hyde Park CDD #1 FL Spl Assmnt, Ser A	4.75%	05/01/31	296,894
1,000,000	Kingston One CDD FL Spl Assmnt Assmnt Area One 2025 Proj Area	4.25%	05/01/30	1,006,851
750,000	Lakes By The Bay S FL CDD Assmnt Ref	5.00%	05/01/27	766,313
340,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev N E Sector Proj Phase 1A	4.25%	05/01/28	342,925
1,000,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point, Ser 2024B-3 (Temps-50)	4.13%	11/15/29	1,006,927
240,000	Lee Cnty FL Indl Dev Auth Hosp Rev Exchange Ref Lee Hlth Sys, Ser 2019 A-1	5.00%	04/01/35	248,075
605,000	Liberty Cove CDD FL Spl Assmnt Rev Assmnt Area One Proj	4.80%	05/01/31	608,688
190,000	LTC Ranch W Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area One Proj, Ser A	2.50%	05/01/26	187,968
130,000	LTC Ranch W Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area Two Proj Pod 5, Ser AA2	4.85%	05/01/31	131,763
1,500,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ of Miami, Ser A	5.00%	04/01/33	1,668,348
2,035,000	Miami-Dade Cnty FL Sch Brd Ref, Ser C, COPS	5.00%	02/01/32	2,054,377
2,000,000	Miami-Dade Cnty FL Seaport Rev Ref Sr Bonds, Ser A, AMT	5.00%	10/01/30	2,139,789
105,000	Mirada II Cmnty Dev Dist FL Cap Impt Rev	2.50%	05/01/26	103,900
3,675,000	Palm Beach Cnty FL Hlth Facs Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/32	3,715,585
420,000	Parrish Lakes CDD Capital Impt Rev Assmnt Area Three	5.00%	05/01/31	425,042
85,000	Pine Isle Cmnty Dev Dist FL Spl Assmnt 2021 Proj (a)	2.38%	12/15/26	83,796
355,000	Rhodine Road N CDD FL Spl Assmnt 2019 Assmnt Area	4.00%	05/01/30	359,523
1,000,000	S Kendall FL CDD Spl Assmnt Ref	4.00%	11/01/31	998,182
450,000	Saltleaf CDD FL Capital Impt Rev	4.75%	05/01/31	456,720
840,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (a)	3.75%	06/15/31	821,498
740,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (a)	4.50%	11/01/29	750,804
50,000	Shingle Creek at Bronson CDD FL Spl Assmnt	2.50%	06/15/26	49,500
160,000	Silver Palms W CDD FL Spl Assmnt 2022 Proj	2.60%	06/15/27	156,269
70,000	Six Mile Creek FL CDD Capital Impt Rev Assmnt Area 3 Phase 1	2.50%	05/01/26	69,353
465,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	3.30%	05/01/31	443,050
665,000	The Heights CDD FL Spl Assmnt Rev CDD	4.00%	01/01/28	667,793
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$220,000	Timber Creek SW CDD FL Spl Assmnt Area Two Proj	2.35%	12/15/26	$215,887
780,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AG	3.00%	05/01/26	779,772
825,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AG	3.00%	05/01/28	827,891
220,000	Two Rivers W CDD FL Spl Assmnt Proj, Ser 2024	4.80%	05/01/31	222,993
405,000	V-Dana CDD FL Spl Assmnt Assmnt Area Two 2025 Proj Area	4.45%	05/01/32	407,956
95,000	V-Dana CDD FL Spl Assmnt CDD Assmnt Area One 2021 Proj	2.60%	05/01/26	94,192
850,000	Venice FL Temps 50 Vlg on The Isle Proj, Ser B-3 (a)	4.25%	01/01/30	852,271
575,000	Veranda CDD II FL Spl Assmnt Rev Ref Assmt Area 3 Preserve E Proj	4.25%	05/01/31	581,583
185,000	Villamar CDD FL Spl Assmnt	4.00%	05/01/29	186,233
425,000	Volusia Cnty FL Eductnl Fac Auth Stetson Univ Inc Proj	5.00%	06/01/30	455,812
1,120,000	W Vlgs FL Impt Dist Ref Spl Assmt Unit Dev #1	4.50%	05/01/32	1,123,381
65,000	Westside Haines City CDD Spl Assmnt Area One Proj	2.50%	05/01/26	64,438
				40,640,371
	Georgia — 5.3%
2,000,000	Appling Cnty GA Dev Auth Var GA Pwr Co Plt Hatch Proj (b)	2.85%	09/01/41	2,000,000
2,000,000	Atlanta GA Arpt Rev Ref, Ser B, AMT	5.00%	07/01/26	2,042,349
2,500,000	Atlanta GA Urban Rsdl Fin Auth Mf Hsg Rev Var N Block (Mandatory put 02/01/28)	3.40%	02/01/29	2,529,846
2,475,000	Bartow Cnty GA Dev Auth Var GA Pwr Comp Plant Bowen Proj Remk (Mandatory put 08/19/25)	2.88%	08/01/43	2,474,324
250,000	Bartow Cnty GA Dev Auth Var Ref GA Pwr Co Plt Bowen Proj Remk, First Ser (Mandatory put 03/08/28)	3.95%	12/01/32	255,311
875,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plant Vogtle Proj Remk, 5th Ser (Mandatory put 06/13/28)	3.70%	10/01/32	884,532
1,000,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Vogtle, 1st Ser (b)	2.85%	07/01/49	1,000,000
800,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (b)	2.80%	11/01/52	800,000
1,500,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj Remk, 1st Ser (Mandatory put 03/12/27)	3.38%	11/01/53	1,501,724
250,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/27	259,684
420,000	GA St Hsg & Fin Auth Rev Ref, Ser C	3.50%	06/01/31	421,678
650,000	GA St Hsg & Fin Auth Rev Ref, Ser C	3.55%	12/01/31	652,058
2,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	06/01/29	2,108,056
880,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/27)	4.00%	07/01/52	889,466
510,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	510,812
800,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser B	5.00%	06/01/26	811,497
1,290,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 09/01/26)	4.00%	03/01/50	1,293,037
1,830,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 04/01/31)	5.00%	04/01/54	1,941,627
100,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 12/01/30)	5.00%	05/01/54	105,587
1,700,000	Monroe Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plt Scherer Proj Remk, 2nd Ser (Mandatory put 03/06/26)	3.88%	10/01/48	1,706,700
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$500,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj M Bonds, Ser A	5.00%	01/01/38	$511,726
405,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj M, Ser A, AG	5.00%	07/01/28	432,026
				25,132,040
	Guam — 0.1%
250,000	Guam Govt Busn Privilege Tax Rev Ref, Ser F	5.00%	01/01/28	259,133
	Hawaii — 0.2%
1,000,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sr, Ser A	5.00%	07/01/29	1,018,414
	Illinois — 4.2%
80,000	Chicago IL Brd of Edu Chicago Sch Reform Brd, Ser A, NATL-RE	5.50%	12/01/26	81,317
110,000	Chicago IL Brd of Edu Ref, Ser A	5.00%	12/01/26	111,696
625,000	Chicago IL Brd of Edu Sustainable Bond, Ser E	5.13%	12/01/32	625,140
500,000	Chicago IL Midway Arpt Rev Ref Sr Lien, Ser A, AMT, BAM	5.00%	01/01/27	512,507
2,000,000	Chicago IL Midway Arpt Rev Ref Sr, Ser C, AMT	5.00%	01/01/33	2,148,180
520,000	Chicago IL O’Hare Intl Arpt Rev Gen Sr Lien, Ser D, AMT	5.00%	01/01/29	532,556
500,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien O’Hare Intl Arpt, Ser C, AMT	5.00%	01/01/26	505,020
2,000,000	IL St Fin Auth Gas Sply Rev Peoples Gas Light & Coke Co Remk	3.90%	03/01/30	1,999,953
225,000	IL St Fin Auth Rev Ref Ascension Hlth Credit Grp, Ser C	5.00%	02/15/27	233,359
2,000,000	IL St Fin Auth Rev Ref Ascension Hlth Credit Grp, Ser C	5.00%	02/15/30	2,057,489
2,000,000	IL St Hsg Dev Auth Mf Hsg Rev Var 6900 Crandon (Mandatory put 02/01/26)	5.00%	02/01/27	2,019,977
2,000,000	IL St Muni Elec Agy Pwr Sply Ref, Ser A	5.00%	02/01/26	2,002,682
500,000	IL St Sales Tax Rev Ref, Subser C, BAM	4.00%	06/15/27	503,174
250,000	IL St, Ser B	5.00%	05/01/28	263,863
2,365,000	IL St, Ser C	5.00%	11/01/29	2,462,386
710,000	Railsplitter IL Tobacco Stlmt Auth (Pre-refunded maturity 06/01/26)	5.00%	06/01/27	724,449
1,055,000	Rock Island Cnty IL Sch Dist #41 Rock Island, BAM	5.00%	12/01/29	1,127,869
1,000,000	Sales Tax Securitization Corp IL Ref, Ser C	5.25%	01/01/35	1,047,067
1,000,000	Wauconda IL Spl Svc Area #1 Spl Tax Ref, BAM	5.00%	03/01/33	1,000,859
				19,959,543
	Indiana — 1.9%
950,000	IN St Fin Auth Econ Dev Rev Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 09/02/25)	3.95%	05/01/28	950,437
2,000,000	IN St Fin Auth Envrnmntl Facs Rev Var Ref IN Pwr & Light Co Proj, Ser A	1.40%	08/01/29	1,809,296
545,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	550,960
1,480,000	IN St Fin Auth Hlth Fac Rev Margaret Mary Hlth Proj, Ser A	5.00%	03/01/30	1,567,380
1,250,000	IN St Fin Auth Hlth Sys Rev Var Ref IN Univ Hlth, Ser D-1 (Mandatory put 10/01/29)	5.00%	10/01/64	1,335,139
55,000	IN St Fin Auth Rev BHI Sr Living, Ser A	4.00%	11/15/26	55,113
570,000	IN St Fin Auth Rev Ref Marquette Proj, Ser A	5.00%	03/01/27	584,011
600,000	IN St Fin Auth Rev Ref Marquette Proj, Ser A	5.00%	03/01/28	623,803
1,550,000	Whiting IN Envrnmntl Facs Rev Ref BP Products N America Inc Proj, Ser A, AMT (Mandatory put 06/05/26)	5.00%	12/01/44	1,570,693
				9,046,832
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Iowa — 0.7%
$1,000,000	IA St Brd Regents Hosp Rev Univ of IA Hlth Cares Hosp Sys, Ser A	5.00%	09/01/27	$1,048,869
2,395,000	Pefa Inc IA Gas Proj Rev (Mandatory put 09/01/26)	5.00%	09/01/49	2,420,284
				3,469,153
	Kansas — 1.1%
1,000,000	Dodge City KS Temp Nts, Ser 2023-1	4.13%	09/01/25	1,001,061
2,660,000	Johnson Cnty KS Unif Sch Dist #512 Shawnee Mission Ref, Ser A	3.25%	10/01/28	2,661,429
1,370,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Sales Tax KS Intl Speedway Corp Proj	5.00%	12/01/25	1,372,161
				5,034,651
	Kentucky — 3.2%
1,000,000	Boone Cnty KY Poll Control Rev Ref Duke Energy KY Inc Proj Remk, Ser A	3.70%	08/01/27	1,008,902
1,065,000	KY St Interlocal Sch Transprtn Assn Equipment Lease Re, COPS	4.00%	03/01/29	1,101,326
1,000,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser A (Mandatory put 12/01/29)	5.25%	06/01/55	1,056,049
1,060,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B	5.00%	08/01/28	1,109,226
1,135,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B (Mandatory put 08/01/32)	5.00%	01/01/55	1,201,041
325,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	326,512
330,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/25	331,047
2,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Var Norton Hlthcare Inc, Ser C (b)	2.75%	10/01/53	2,000,000
1,100,000	Meade Cnty KY Indl Bldg Rev Var Nucor Steel Brandenburg Proj Sustainable Bond, Ser B-1 (b)	3.25%	08/01/61	1,100,000
1,860,000	Owensboro KY Wtr Rev Ref & Impt	3.50%	09/15/31	1,862,981
1,195,000	Paducah KY Elec Plant Brd Rev Ref, Ser A, AG	5.00%	10/01/30	1,223,387
1,000,000	Trimble Cnty KY Envrnmntl Facs Rev Ref Louisville Gas Elec Co Proj, Ser A	3.75%	06/01/33	992,818
1,580,000	Trimble Cnty KY Envrnmntl Facs Rev Var Louisville Gas & Elec Co Proj, Ser A, AMT (Mandatory put 06/01/27)	4.70%	06/01/54	1,597,762
				14,911,051
	Louisiana — 1.4%
1,200,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/33	1,227,034
1,150,000	LA St Pub Facs Auth Sol Wst Disp Fac Rev Var Elementus Minerals LLC Proj (Mandatory put 11/01/25) (a)	5.00%	10/01/43	1,153,556
4,000,000	Saint John The Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Ser C (Mandatory put 07/03/28)	3.30%	06/01/37	4,023,085
				6,403,675
	Maine — 0.4%
1,000,000	ME St Fin Auth Sol Wst Disp Rev Casella Waste Sys Proj, AMT (Mandatory put 08/01/25) (a)	5.13%	08/01/35	1,000,000
320,000	ME St Hsg Auth Mtge Pur Sustainable Bonds, Ser A	3.45%	11/15/31	320,029
525,000	ME St Hsg Auth Mtge Pur Sustainable Bonds, Ser A	3.55%	11/15/32	529,229
				1,849,258
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland — 1.8%
$435,000	Cmnty Dev Admin MD Mf Dev Rev Sustainable Bonds Vlgs at Marley Station, Ser D-1	3.55%	08/01/31	$436,181
345,000	Cmnty Dev Admin MD Mf Dev Rev Sustainable Bonds Vlgs at Marley Station, Ser D-1	3.60%	02/01/32	350,301
3,000,000	Cmnty Dev Admin MD Mf Dev Rev Sustainable Bonds Vlgs at Marley Station, Ser D-2	3.30%	01/01/29	3,032,833
1,550,000	MD St Econ Dev Corp Var Ref Constellation Energy Grp Proj Remk, Ser B (Mandatory put 04/03/28)	4.10%	10/01/36	1,577,697
1,000,000	MD St First Ser	4.00%	06/01/29	1,001,912
2,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Var Univ of MD Med Sys Issue, Ser C-1 (b)	2.75%	07/01/55	2,000,000
				8,398,924
	Massachusetts — 0.6%
2,000,000	MA St Dev Fin Agy Rev Lasell Vlg Inc	5.00%	07/01/29	2,118,612
580,000	MA St Dev Fin Agy Rev Ref Partners Hlthcare Sys, Ser Q	5.00%	07/01/31	590,482
				2,709,094
	Michigan — 1.7%
220,000	Detroit MI	5.00%	04/01/26	222,550
435,000	Great Lakes MI Wtr Auth Sewage Disposal Sys Rev Ref 2nd Lien, Ser C	5.00%	07/01/36	438,919
500,000	Great Lakes MI Wtr Auth Sewage Disposal Sys Rev Ref Sr Lien, Ser B	5.00%	07/01/31	508,763
400,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Sr Lien Bonds, Ser B	5.00%	07/01/29	436,066
1,155,000	MI St Fin Auth Rev Multi Modal McLaren Hlth Care, Ser A	5.00%	02/15/29	1,236,544
155,000	MI St Fin Auth Rev Ref Hosp McLaren Hlth Care, Ser A	5.00%	05/15/27	155,268
1,790,000	MI St Fin Auth Rev Var Trinity Hlth Credit Grp, Ser B (Mandatory put 12/01/28)	5.00%	12/01/43	1,897,138
2,000,000	MI St Strategic Fund Ltd Oblg Rev Var Consumers Energy Co Proj Remk, AMT (Mandatory put 10/01/27)	3.35%	10/01/49	1,972,739
1,000,000	MI St Strategic Fund Ltd Oblg Rev Var DTE Elec Co Exempt Fac Proj, Ser 2023DT, AMT (Mandatory put 06/03/30)	3.88%	06/01/53	959,240
				7,827,227
	Minnesota — 0.1%
550,000	Minneapolis Saint Paul MN Met Arpts Commn Arpt Rev Ref Sub, Ser B, AMT	5.00%	01/01/35	567,366
	Mississippi — 1.1%
675,000	Gulfport MS Hosp Fac Rev Memorial Hosp at Gulfport Proj	5.00%	07/01/32	730,245
1,330,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc PJ, Ser A (b)	2.75%	12/01/30	1,330,000
1,850,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc PJ, Ser E (b)	2.75%	12/01/30	1,850,000
1,150,000	Warren Cnty MS Gulf Opportunity Zone Ref Intl Paper Co Proj Remk	4.00%	09/01/32	1,155,335
				5,065,580
	Missouri — 1.8%
1,000,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intl Arpt, Ser A, AMT	5.00%	03/01/30	1,074,346
1,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Saint Lukes Hlth Sys Inc	4.00%	11/15/33	1,000,893
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri (Continued)
$1,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref, Ser C (Mandatory put 05/01/28)	5.00%	05/01/52	$1,061,192
760,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/28	765,458
650,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Proj, Ser B	5.00%	02/01/28	654,127
500,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.00%	02/01/29	522,750
485,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.00%	02/01/30	510,904
1,485,000	Pettis Cnty MO Sch Dist Sedalia Lease Sedalia Sch Dist No 200 of Pettis Cnty, MO Proj, COPS	5.00%	04/15/29	1,589,722
450,000	Phelps Cnty MO Hosp Rev Phelps Hlth (c)	5.00%	12/01/32	489,302
1,000,000	St Louis Cnty MO Indl Dev Auth Sr Living Facs Friendship Vlg Sunset Hills, Ser A	5.50%	09/01/33	999,907
				8,668,601
	Montana — 0.4%
2,000,000	Forsyth MT Poll Control Rev Ref Northwestern Corp Colstrip Proj	3.88%	07/01/28	2,037,074
	Nebraska — 0.7%
1,000,000	Centrl Plains Energy Proj NE Gas Proj Rev Var Ref Proj #4, Ser A (Mandatory put 11/01/29)	5.00%	05/01/54	1,050,082
1,500,000	Centrl Plains Energy Proj NE Gas Sply Rev, Subser A-1 (Mandatory put 08/01/31)	5.00%	08/01/55	1,593,095
400,000	Muni Energy Agy of NE Ref	5.00%	04/01/28	411,309
250,000	Omaha NE Pub Dist Elec Rev Ref Sys, Ser A	5.00%	02/01/28	252,929
				3,307,415
	Nevada — 0.9%
120,000	Clark Cnty NV Sch Dist Bldg Cr, Ser B, AG	5.00%	06/15/31	127,398
240,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/28	240,168
930,000	Las Vegas NV Spl Impt Dist #812 Loc Impt Summerlin Vlg 24	5.00%	12/01/31	933,401
225,000	Las Vegas NV Spl Impt Dist #816 Summerlin Vlg 22	2.00%	06/01/26	220,977
100,000	Las Vegas NV Spl Impt Dist #816 Summerlin Vlg 22	2.50%	06/01/28	95,170
355,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A	5.00%	07/15/27	355,198
2,000,000	NV St Hsg Div Var Carville Park Apartments (Mandatory put 07/01/27)	5.00%	07/01/28	2,078,590
				4,050,902
	New Hampshire — 1.3%
1,175,000	Natl Fin Auth NH Pollution Control Rev Ref NY St Elec & Gas Corp Proj, Ser A, AMT	4.00%	12/01/28	1,190,465
1,100,000	Natl Fin Auth NH Rev Winston Salem Sustainable Energy Partners, Ser A	5.00%	06/01/31	1,187,338
2,000,000	Natl Fin Auth NH Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj Remk, Ser A- 3, AMT (Mandatory put 07/01/26)	4.00%	07/01/33	1,998,439
1,000,000	Natl Fin Auth NH Spl Rev Provence Proj, CABS (a) (c)	(d)	12/01/31	662,482
700,000	Natl Fin Auth NH Spl Rev Emberly and Canterra Creek Projs (a)	5.38%	12/01/31	699,722
300,000	NH St Hlth & Edu Facs Auth Rev Ref Dartmouth Hlth Oblig Grp Issue	5.00%	08/01/31	328,078
				6,066,524
	New Jersey — 1.7%
2,000,000	NJ St	2.00%	06/01/29	1,906,498
580,000	NJ St Econ Dev Auth Rev Portal N Bridge Proj NJ Transit Transprtn Proj Bonds, Ser A	5.00%	11/01/26	597,601
2,000,000	NJ St Econ Dev Auth Rev Ref Sch Facs Constr, Ser GGG (a)	5.25%	09/01/26	2,057,887
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey (Continued)
$1,500,000	NJ St Econ Dev Auth Wtr Facs Rev Var Ref NJ American Wtr Co Inc Proj Remk, Ser B, AMT (Mandatory put 06/01/28)	3.75%	11/01/34	$1,497,757
965,000	NJ St Hlth Care Facs Fing Auth Rev Ref Rwj Barnabas Hlth Oblig Grp Issue, Ser B-3 (Mandatory put 07/01/26)	5.00%	07/01/45	982,085
1,000,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser C, AMBAC, CABS	(d)	12/15/25	989,796
				8,031,624
	New Mexico — 1.1%
2,000,000	Farmington NM Poll Control Rev Var Ref Pub Svc Co NM San Juan Proj Remk, Ser D (Mandatory put 06/01/28)	3.90%	06/01/40	2,025,267
3,180,000	NM St Muni Energy Acq Auth Gas Sply Ref (Mandatory put 11/01/30)	5.00%	06/01/54	3,376,260
				5,401,527
	New York — 4.3%
2,000,000	Chautauqua Cnty NY Capital Res Corp Exempt Facs Rev Var Ref NRG Energy Proj Remk (Mandatory put 04/03/28)	4.25%	04/01/42	2,022,862
285,000	Kings Park NY Centrl Sch Dist, Ser B	3.00%	07/15/31	277,908
2,260,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds, Ser F-2A (Mandatory put 12/22/26)	3.40%	11/01/62	2,260,265
2,000,000	New York City NY Hsg Dev Corp Mf Hsg Rev Var Sustainable Bond, Ser B-2 (Mandatory put 07/02/29)	3.95%	11/01/64	2,042,362
2,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Adjustable 2nd Gen Resolution Fiscal 2014, Ser AA-1 (b)	2.75%	06/15/50	2,000,000
4,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref Var 2nd Gen Resolution, Subser BB-1 (b)	2.80%	06/15/44	4,000,000
340,000	New York City NY Transitional Fin Auth Bldg Aid Rev Ref Fiscal 2018, Ser S-1	5.00%	07/15/35	349,997
1,875,000	NY Energy Fin Dev Corp Var (Mandatory put 12/01/33)	5.00%	07/01/56	1,955,738
3,125,000	NY St Hsg Fin Agy Affordable Hsg Rev Var 320 W 38th St Hsg Remk, Ser A (Mandatory put 11/01/31)	3.57%	05/01/42	3,145,523
300,000	NY St Hsg Fin Agy Affordable Hsg Rev Var Hsg 160 W 62nd Street Remk, Ser A-2 (Mandatory put 04/01/32)	3.60%	11/01/44	299,982
500,000	NY St Hsg Fin Agy St Personal Income Tax Rev Var Sustainable Bonds, Ser A-2 (Mandatory put 12/15/30)	3.45%	06/15/54	503,961
205,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	2.25%	08/01/26	201,997
1,180,000	Port Auth of NY & NJ NY Ref, 194th Ser	5.00%	10/15/34	1,183,105
				20,243,700
	North Carolina — 3.8%
400,000	Charlotte Mecklenburg NC Hosp Auth Hlth Care Sys Rev Var Atrium Hlth Remk, Ser D (Mandatory put 06/15/27)	3.63%	01/15/48	404,010
1,500,000	Charlotte Mecklenburg NC Hosp Auth Hlth Care Sys Rev Var Ref Carolina Remk, Ser C (b)	2.85%	01/15/37	1,500,000
1,080,000	Charlotte NC Arpt Rev Charlotte Douglas Intl Arpt, Ser B, AMT	5.00%	07/01/27	1,121,824
250,000	Charlotte NC Arpt Rev, Ser A	5.00%	07/01/30	260,134
400,000	NC St Capital Facs Fin Agy Eductnl Facs Rev Ref High Point Univ	5.00%	05/01/28	419,915
2,800,000	NC St Hsg Fin Agy Mf Hsg Rev Var Fitch Irick Portfolio (Mandatory put 04/01/28)	5.00%	04/01/29	2,950,900
375,000	NC St Med Care Commn Hlth Care Facs Rev Lutheran Svcs For The Aging Ref, Ser A	4.00%	03/01/29	376,560
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina (Continued)
$1,000,000	NC St Med Care Commn Hlth Care Facs Rev Var Duke Univ Hlth Sys, Ser B (Mandatory put 06/04/30)	5.00%	06/01/55	$1,078,044
3,435,000	NC St Med Care Commn Hosp Rev Caromont Hlth, Ser B (Mandatory put 02/01/26)	5.00%	02/01/51	3,467,943
680,000	NC St Med Care Commn Retmnt Facs Rev First Mtge Twin Lakes Cmnty Temps 50, Ser B-2	3.90%	01/01/29	681,323
1,090,000	NC St Med Care Commn Retmnt Facs Rev Temps 50 Penick Vlg Proj, Ser B-3	4.25%	09/01/28	1,090,191
1,050,000	NC St Med Care Commn Retmnt Facs Rev United Methodist Retmnt Homes, Ser 2024B-2	3.75%	10/01/28	1,050,433
170,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/29	181,924
1,500,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/34	1,527,133
1,580,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/35	1,604,903
				17,715,237
	North Dakota — 0.7%
2,000,000	Cass Cnty ND Jt Wtr Res Dist Ref and Impt, Ser A	3.45%	04/01/27	2,001,918
1,400,000	ND St Hsg Fin Agy Sustainable Bonds, Ser C	3.45%	01/01/26	1,402,462
				3,404,380
	Ohio — 2.5%
1,000,000	Lancaster OH Port Auth Gas Rev Ref, Ser A (Mandatory put 08/01/30)	5.00%	02/01/55	1,059,156
325,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.00%	09/01/30	351,365
350,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.00%	09/01/31	379,722
1,000,000	OH St Air Quality Dev Auth American Elec Pwr Co Proj Remk, Ser A (Mandatory put 10/01/29)	2.40%	12/01/38	947,985
1,000,000	OH St Air Quality Dev Auth OH Vly Elec Corp Proj Remk, Ser C (Mandatory put 11/04/25)	1.50%	02/01/26	990,333
3,330,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	3,378,560
765,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser B (Mandatory put 06/01/27)	4.00%	09/01/30	776,055
1,770,000	OH St Hosp Fac Rev Ref Cleveland Clinic Hlth Sys, Ser A	5.00%	01/01/33	1,840,954
2,000,000	OH St Hosp Rev Ref Var Univ Hosps Hlth Sys Inc, Ser C (b)	2.55%	01/15/51	2,000,000
				11,724,130
	Oklahoma — 0.9%
1,500,000	Canadian Cnty OK Eductnl Facs Auth Educ Facs Lease Rev Yukon Pub Sch Proj	5.00%	09/01/27	1,567,703
1,000,000	McClain Cnty OK Indep Sch Dist #1 New Castle Comb Purp	5.00%	07/01/26	1,019,711
300,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	307,098
375,000	Tulsa Cnty OK Indl Auth Eductnl Facs Lease Rev Broken Arrow Pub Sch Proj	5.00%	09/01/30	412,243
835,000	Tulsa Cnty OK Indl Auth Eductnl Facs Lease Rev Broken Arrow Pub Sch Proj	5.00%	09/01/31	924,743
				4,231,498
	Oregon — 0.7%
660,000	Astoria OR Hosp Facs Auth Columbia Memorial Hosp Proj	5.00%	08/01/31	715,410
260,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/27	269,822
2,000,000	Portland OR Swr Sys Rev 2nd Lien, Ser A	4.50%	05/01/31	2,023,247
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oregon (Continued)
$260,000	Salem OR Hosp Fac Auth Rev Ref Capital Manor Proj	4.00%	05/15/29	$262,389
100,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/26	101,272
				3,372,140
	Pennsylvania — 4.3%
1,200,000	Adams Cnty PA Gen Auth Rev Ref The Brethren Home Cmnty Proj, Ser B-2	3.60%	06/01/29	1,192,692
450,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/32	456,260
2,000,000	Chester Cnty PA Indl Dev Auth Nts Avon Grove Chrt Sch	5.00%	03/01/27	2,026,849
2,450,000	Lehigh Cnty PA Indl Dev Auth Ref Ppl Elec Util Corp Proj Remk, Ser A	3.00%	09/01/29	2,465,023
1,000,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Draw Down Rep Svcs Inc Remk, Ser B-2, AMT (Mandatory put 01/15/26)	3.85%	04/01/49	999,351
2,000,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Wst Mgmt Inc Proj Remk, AMT (Mandatory put 07/01/27)	4.25%	07/01/41	2,008,396
1,250,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Wst Mgmt Inc Proj Remk, AMT (Mandatory put 11/03/25)	4.10%	08/01/45	1,250,000
2,100,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.00%	12/31/29	2,234,779
405,000	PA St Ref, 1st Ser	5.00%	09/15/27	415,933
1,380,000	PA St Turnpike Commn Turnpike Rev Ref Mtr License Fund Enh Trn Pke Subord	5.00%	12/01/30	1,418,961
1,000,000	PA St Turnpike Commn Turnpike Rev Ref Sub	5.00%	06/01/29	1,006,693
375,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser A	5.00%	12/01/36	380,527
2,370,000	Philadelphia PA Arpt Rev Ref Priv Activity, AMT	5.00%	07/01/32	2,531,027
865,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/29	884,829
830,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/33	846,341
				20,117,661
	Puerto Rico — 0.0%
234,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/27	219,305
	South Carolina — 1.7%
250,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.00%	11/01/30	244,669
2,000,000	Greenville Cnty SC Sch Dist Installment Pur Rev Ref SC Proj	5.00%	12/01/25	2,016,425
1,000,000	SC Jobs Econ Dev Auth Envrnmntl Impt Rev Var Intl Paper Co Proj, Ser A, AMT (Mandatory put 04/01/26)	4.00%	04/01/33	1,003,259
650,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/27	649,225
250,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/27	257,955
250,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/28	260,561
200,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/29	209,849
225,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/30	236,627
250,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/31	262,520
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina (Continued)
$1,250,000	SC St Jobs Econ Dev Auth Hosp Facs Rev Var Ref Bon Secours Mercy Hlth Inc, Ser B-1 (Mandatory put 11/01/30)	5.00%	11/01/55	$1,343,429
1,565,000	SC St Jobs Econ Dev Auth Hosp Facs Rev Var Ref Bon Secours Mercy Hlth Inc, Ser B-2 (Mandatory put 11/01/32)	5.00%	11/01/49	1,696,307
				8,180,826
	South Dakota — 0.2%
990,000	SD St Hsg Dev Auth Ref Homeownership Mtge, Ser E, AMT	2.80%	11/01/25	987,962
	Tennessee — 2.4%
350,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Belmont Univ	5.00%	05/01/28	369,415
1,000,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Vanderbilt Univ Med Ctr, Ser A	5.00%	07/01/31	1,089,674
1,000,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Var Trinity Flats Apartments Remk, Ser B (Mandatory put 07/01/28)	3.65%	10/01/46	1,012,742
450,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.00%	07/01/27	465,977
2,260,000	Tennergy Corp TN Gas Rev, Ser A (Mandatory put 12/01/29)	5.00%	10/01/54	2,380,605
1,490,000	TN Hsg Dev Agy Rsdl Fin Prog Rev Non Ace Issue 1C, AMT	3.65%	07/01/30	1,490,088
1,895,000	TN St Energy Acq Corp Gas Rev (Mandatory put 11/01/25)	4.00%	11/01/49	1,897,415
2,500,000	TN St Energy Acq Corp Gas Rev Var Ref Gas Proj, Ser A-1 (Mandatory put 05/01/28)	5.00%	05/01/53	2,576,536
250,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/26	254,784
				11,537,236
	Texas — 10.9%
250,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Uplift Edu, Ser A	4.00%	12/01/30	253,177
150,000	Arlington TX Hgr Edu Fin Corp Edu Rev Trinity Basin Preparatory Inc	5.00%	08/15/27	157,395
150,000	Arlington TX Hgr Edu Fin Corp Edu Rev Trinity Basin Preparatory Inc	5.00%	08/15/28	160,853
500,000	Arlington TX Hsg Fin Corp Mf Hsg Rev Var 6900 Matlok Road (Mandatory put 04/01/27)	4.50%	04/01/41	505,047
2,000,000	Austin TX Ref	3.15%	09/01/28	2,000,290
300,000	Celina TX Spl Assmnt Rev Ref The Lakes at Mustang Ranch Pub Impt Dt Major Impt Area, AG	5.00%	09/01/27	310,798
315,000	Celina TX Spl Assmnt Rev Ref The Lakes at Mustang Ranch Pub Impt Dt Major Impt Area, AG	5.00%	09/01/29	335,008
1,135,000	Centrl TX Regl Mobility Auth Rev, Ser C, BANS	5.00%	01/01/27	1,144,859
50,000	Club Muni Mgmt Dist #1 TX Spl Assmnt Rev Impt Area #2 Proj (a)	2.50%	09/01/26	48,893
207,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (a)	3.38%	09/15/26	205,191
500,000	Dallas Fort Worth TX Intl Arpt Rev Ref, Ser B	5.00%	11/01/27	527,306
700,000	Denton Cnty TX Spl Assmnt Rev Green Meadows Pub Impt Dt Impt Area #1 Proj (a)	4.25%	12/31/30	704,310
280,000	Fort Bend Cnty TX Muni Util Dist #184, BAM	6.00%	04/01/27	292,948
295,000	Fort Bend Cnty TX Muni Util Dist #184, BAM	6.00%	04/01/28	309,002
840,000	Fort Bend TX Indep Sch Dist Ref	5.00%	08/15/26	861,530
670,000	Fort Worth TX Spl Assmnt Rev Walsh Ranch/Quail Vly Impt Area #1-3 Proj, BAM	5.00%	09/01/29	717,846
465,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.00%	12/01/25	460,385
560,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.00%	12/01/27	532,902
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$610,000	Galveston TX Wharves & Terminal Rev Wharves & Terminal First Lien, AMT	5.25%	08/01/28	$640,689
1,500,000	Grayson Cnty TX Ref	3.00%	01/01/26	1,499,998
1,500,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Var Baylor Clg of Medicine, Ser A (Mandatory put 05/15/32)	5.00%	11/15/54	1,610,443
710,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Ref Memorial Hermann Hlth Sys, Ser A	5.00%	07/01/29	767,408
400,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Ref Memorial Hermann Hlth Sys, Ser B	5.00%	07/01/31	440,641
2,000,000	Hays Cnty TX Ref	3.38%	02/15/29	2,000,682
750,000	Houston TX Arpt Sys Rev Ref Sub, Ser C, AMT	5.00%	07/01/27	778,333
1,835,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AG, AMT	5.00%	07/01/27	1,899,459
900,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	903,761
200,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	5.00%	07/01/28	211,440
300,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	5.00%	07/01/29	320,806
2,215,000	Houston TX Util Sys Rev Ref Subord First Lien, Ser B	4.00%	11/15/31	2,228,595
925,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (a)	4.13%	09/01/29	926,328
700,000	Love Field TX Arpt Modernization Corp Gen Arpt Rev, AMT	5.00%	11/01/33	706,190
360,000	Lower CO River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/33	363,674
650,000	Lowry Crossing TX Spl Assmnt Rev Simpson Road Pub Impt Dist Proj (a)	4.25%	09/15/30	653,638
1,000,000	Matagorda Cnty TX Nav Dist #1 Ref Central Power & Light Co Proj Remk, AMT	4.25%	05/01/30	1,035,563
2,250,000	Mesquite TX Hsg Fin Corp Var Palladium Carver Living (Mandatory put 08/01/27)	3.35%	08/01/29	2,258,513
1,300,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 11/03/25)	4.10%	05/01/50	1,300,000
1,125,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Sustainable Bonds Graphic Packaging Inter LLC Proj, AMT (Mandatory put 06/01/30)	5.00%	12/01/64	1,143,092
200,000	N Parkway Muni Mgmt Dist #1 TX Contract Rev Legacy Hills Pub Impt Dt Phase #1A-1B Impts (a)	3.00%	09/15/26	197,460
550,000	N TX Hgr Edu Auth Inc Edu Loan Rev Sr, Ser 1A, AMT	5.00%	06/01/27	566,374
600,000	N TX Hgr Edu Auth Inc Edu Loan Rev Sr, Ser 1A, AMT	5.00%	06/01/30	631,724
400,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	403,034
200,000	Oak Point TX Spl Assmnt Rev Oak Point 720 Pub Impt Dt Impt Area #1 Proj (a)	4.70%	09/15/31	199,704
300,000	Princeton TX Spl Assmnt Rev Eastridge Pub Impt Dt Impt Area #3 Proj (a)	4.25%	09/01/31	299,493
300,000	Princeton TX Spl Assmnt Rev Eastridge Pub Impt Dt Impt Area No 4 Proj (a)	4.25%	09/01/30	301,331
310,000	Rockwall Cnty TX Muni Util Dist #8, AG	6.75%	10/01/35	341,099
2,075,000	San Antonio TX Hsg Trust Pub Fac Corp Mf Hsg Rev Var Palladium San Antonio (Mandatory put 07/01/27)	3.45%	07/01/29	2,086,577
1,340,000	Southmost TX Regl Wtr Auth Wtr Sply Contract Rev Ref Desalination Plant Proj, BAM	4.00%	09/01/28	1,366,190
1,000,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/28	1,015,802
680,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Var Baylor Scott & White Hlth Proj, Ser E (Mandatory put 05/15/26)	5.00%	11/15/52	687,958
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$300,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Christus Hlth, Ser B	5.00%	07/01/30	$325,352
950,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj	5.00%	10/01/30	1,012,004
995,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj	5.00%	10/01/31	1,062,124
1,840,000	Tarrant Cnty TX Hsg Fin Corp Var Nts Wildwood Branch (Mandatory put 02/01/28)	3.60%	02/01/43	1,858,004
875,000	Travis Cnty TX Hsg Fin Corp Mf Hsg Rev Var Kensington Apts (Mandatory put 08/01/25)	3.75%	08/01/26	875,000
500,000	Trophy Club TX Pub Impt Dist #1 Spl Assmnt Rev Ref	5.00%	09/01/28	514,450
2,030,000	TX St Muni Gas Acq & Sply Corp IV, Ser A (Mandatory put 01/01/30)	5.50%	01/01/54	2,161,105
1,650,000	Univ of TX TX Univ Revs Ref, Ser H	5.00%	08/15/25	1,651,527
630,000	Viridian TX Muni Mgmt Dist Unlimited Tax Road Impt Bonds, BAM	4.00%	12/01/29	642,112
340,000	Westpointe Spl Impt Dist TX, BAM	5.00%	08/15/30	365,512
355,000	Westpointe Spl Impt Dist TX, BAM	5.00%	08/15/31	383,259
375,000	Westpointe Spl Impt Dist TX, BAM	5.00%	08/15/32	406,007
760,000	Williamson Cnty TX Muni Util Dist #10 Ref, BAM	3.00%	08/01/26	759,656
				51,329,851
	Utah — 1.6%
650,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/26	661,745
1,300,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/28	1,344,891
700,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/28	742,257
1,000,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/29	1,050,430
1,000,000	UT St Associated Muni Pwr Sys Rev Ref Horse Butte Wind, Ser A	5.00%	09/01/30	1,045,474
625,000	UT St Associated Muni Pwr Sys Rev Ref Horse Butte Wind, Ser A	5.00%	09/01/31	651,684
2,000,000	UT St Hsg Corp Mf Rev Var Silos On 500 (Mandatory put 08/01/27)	3.70%	08/01/43	2,013,423
				7,509,904
	Vermont — 0.2%
100,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Wst Sys Inc Remk, AMT (Mandatory put 04/03/28) (a)	4.63%	04/01/36	100,308
1,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Draw Down Casella Wste Sys Inc Proj, Ser A-2, AMT (Mandatory put 06/01/32) (a)	4.38%	06/01/52	973,926
				1,074,234
	Virginia — 2.7%
2,000,000	Arlington Cnty VA Indl Dev Auth Mf Rev Park Shirlington Apartments, Ser A	5.00%	01/01/26	2,018,827
2,500,000	Fairfax Cnty VA Redev & Hsg Auth Mf Hsg Rev Var Dominion Square N Proj (Mandatory put 01/01/28)	5.00%	01/01/45	2,592,266
600,000	Henrico Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury Proj	5.00%	10/01/30	618,851
1,000,000	Louisa VA Indl Dev Auth Poll Control Rev Var VA Elec & Pwr Co Proj Remk, Ser A (Mandatory put 10/01/27)	3.65%	11/01/35	1,015,063
1,525,000	Norfolk VA Wtr Rev Ref	5.00%	11/01/31	1,598,286
2,000,000	Richmond VA Redev & Hsg Auth Mf Rev Var Walmsley Gardens (Mandatory put 09/01/28)	3.45%	09/01/46	2,012,411
490,000	VA Hsg Dev Auth Var, Ser F (Mandatory put 04/01/26)	3.63%	07/01/55	489,988
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Virginia (Continued)
$1,000,000	VA St Small Busn Fing Auth Rev Ref Sr Lien 95 Express Lanes LLC Proj, AMT	5.00%	07/01/38	$1,007,589
1,550,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Temps 50Sm Westminster Canterbury on Chesapeake Bay, Ser B-3	5.38%	09/01/29	1,566,198
				12,919,479
	Washington — 0.9%
120,000	Energy NW WA Elec Rev Ref Proj 1, Ser A	5.00%	07/01/26	122,695
1,000,000	Port of Seattle WA Rev Intermediate Lien, Ser D, AMT	5.00%	05/01/27	1,032,698
500,000	Port of Seattle WA Rev Ref 1st Lien, Ser B, AMT	5.00%	10/01/28	506,112
100,000	WA St Hlth Care Facs Auth Ref Seattle Cancer Care Alliance	5.00%	09/01/27	104,513
350,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/27	360,213
2,300,000	WA St, Ser A-1	5.00%	08/01/27	2,300,000
				4,426,231
	West Virginia — 0.6%
2,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Appalachian Pwr Comp Amos Proj Remk, Ser B (Mandatory put 06/01/28)	3.70%	12/01/42	2,028,068
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Ref Appalachian Pwr Co Remk, Ser 2015A (Mandatory put 06/15/28)	3.38%	03/01/40	1,005,353
				3,033,421
	Wisconsin — 1.5%
250,000	Pub Fin Auth WI Hosp Rev Ref Carson Vly Med Ctr, Ser A (a)	3.00%	12/01/26	243,017
4,210,000	Pub Fin Auth WI Poll Control Rev Var Ref Duke Energy Progress Proj, Ser A-1 (Mandatory put 10/01/26)	3.30%	10/01/46	4,219,500
325,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Retmnt Homes, Ser A	4.00%	10/01/29	327,763
390,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Rtmnt Homes, Ser A	4.00%	10/01/31	389,496
390,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Rtmnt Homes, Ser A	4.00%	10/01/32	387,654
1,000,000	Pub Fin Auth WI Sol Wst Disp Rev Ref Wst Mgmt Inc Proj, Ser A-1, AMT	2.63%	11/01/25	996,866
400,000	Pub Fin Auth WI Stdt Hsg Rev Sr KSU Bixby Real Estate Fdtn LLC Proj, Ser A	5.00%	06/15/30	430,987
				6,995,283
	Wyoming — 0.2%
250,000	Consol Muni Elec Pwr Sys WY Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.00%	06/01/26	254,671
755,000	Consol Muni Elec Pwr Sys WY Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/37	815,598
				1,070,269

	Total Investments — 98.7%			466,340,784
	(Cost $463,178,582)
	Net Other Assets and Liabilities — 1.3%			6,216,396
	Net Assets — 100.0%			$472,557,180

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2025
(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2025, securities noted as such amounted to $20,829,161 or 4.4% of net assets.

(b)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2025. Interest will begin accruing on the security’s first settlement date.
(d)	Zero coupon security.

Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMBAC	– American Municipal Bond Assurance Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
BANS	– Bond Anticipation Notes
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation
NATL-RE	– National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$466,340,784	$—	$466,340,784	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments
July 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 101.9%
	Alabama — 4.7%
$1,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds Proj No 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	$1,007,609
1,180,000	Jefferson Cnty AL Ref Rev Warrants	5.00%	09/15/25	1,183,230
1,770,000	Lower AL Gas Dist Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	1,773,408
2,000,000	Mobile AL Indl Dev Brd Poll Control Rev Var AL Pwr Co Barry Plant Remk (Mandatory put 03/12/26)	3.30%	07/15/34	2,004,579
500,000	SE Energy Auth Cooperative Dist AL Energy Sply Rev, Ser B	5.00%	07/01/26	506,810
500,000	SE Energy Auth Cooperative Dist AL Energy Sply Rev, Ser B	5.00%	01/01/27	510,066
330,000	SE Energy Auth Cooperative Dist AL Energy Sply Rev, Ser C	5.00%	08/01/26	335,649
555,000	SE Energy Auth Cooperative Dist AL Energy Sply Rev, Ser C	5.00%	02/01/27	568,496
1,500,000	Tender Option Bond Trust Recpts / Ctfs Various States JPM Putters Xm1090, Ser 2022 (a) (b)	2.95%	02/01/46	1,500,000
750,000	Univ of S AL Univ Rev Ref, Ser C	5.00%	04/01/26	761,385
				10,151,232
	California — 2.6%
2,575,000	CA St Hlth Facs Fing Auth Rev Var Ref Stanford Hlth Care, Ser A (Mandatory put 08/15/25)	3.00%	08/15/54	2,575,386
1,500,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Los Angeles Intl Arpt P3 Proj, Ser C, AMT	5.00%	05/15/27	1,556,268
1,500,000	Los Angeles CA Trans	5.00%	06/25/26	1,536,157
				5,667,811
	Colorado — 1.1%
1,000,000	Adams & Arapahoe Cntys Co Jt Sch Dist #28J Aurora	5.50%	12/01/26	1,040,379
265,000	CO Springs CO Sch Dist #11, BAM, COPS	5.00%	12/15/25	267,150
280,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser B-1 (Mandatory put 08/01/25)	5.00%	08/01/49	280,000
250,000	CO St Hlth Facs Auth Rev Ref Covenant Living Cmntys and Svcs	5.00%	12/01/26	255,482
500,000	Denver City & Cnty CO Sch Dist #1, Ser A	5.00%	12/01/26	516,663
				2,359,674
	Connecticut — 1.3%
1,500,000	Bridgeport CT Unrefunded 2021 Ref, Ser B, AG	5.00%	08/15/25	1,501,418
1,250,000	Hartford CT Spl Oblig Ref	5.00%	07/15/26	1,276,921
				2,778,339
	Delaware — 0.7%
1,600,000	Univ of Delaware DE Rev Var Remk, Ser C (b)	2.75%	11/01/37	1,600,000
	District of Columbia — 1.8%
1,000,000	Dist of Columbia Hsg Fin Agy Mf Hsg Rev Var Parcel 42 Apartments Proj Remk (Mandatory put 09/01/25)	3.05%	09/01/41	1,000,138
1,200,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/26	1,229,365
1,500,000	Met Washington DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/26	1,536,706
				3,766,209
	Florida — 7.6%
1,500,000	Brevard Cnty FL Hsg Fin Auth Mf Hsg Var Emerald Place Apartments (Mandatory put 02/01/27)	3.30%	02/01/28	1,508,861
1,000,000	FL St Mid Bay Bridge Auth Ref First Sr Lien, AG	5.00%	10/01/26	1,024,703
1,060,000	FL St Muni Pwr Agy All Requirements Pwr Sply, Ser B	5.00%	10/01/26	1,063,986
1,250,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev Unrefunded, Ser A, AMT	5.00%	10/01/25	1,254,367
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$500,000	Lakeland FL Capital Impt Rev Ref, Ser A	5.00%	10/01/26	$513,806
1,250,000	Lakeland FL Energy Sys Rev Ref	5.00%	10/01/25	1,254,896
1,500,000	Manatee Cnty FL Sch Dist Sales Tax Rev, AG	5.00%	10/01/25	1,505,799
510,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ of Miami, Ser A	5.00%	04/01/26	517,946
750,000	Miami-Dade Cnty FL Hsg Fin Auth Mf Hsg Rev Var Cutler Vista (Mandatory put 09/01/25)	5.00%	03/01/27	751,043
750,000	Miami-Dade Cnty FL Hsg Fin Auth Mf Hsg Rev Var Emerald Dunes, Ser B (Mandatory put 09/01/25)	4.05%	09/01/26	750,555
1,000,000	Miami-Dade Cnty FL Hsg Fin Auth Mf Hsg Rev Var Running Brook Apartments (Mandatory put 01/01/26)	3.55%	01/01/27	1,001,838
1,500,000	Miami-Dade Cnty FL Sch Brd Ref, Ser A, COPS	5.00%	05/01/26	1,524,911
845,000	Miami-Dade Cnty FL Wtr & Swr Rev Ref	5.00%	10/01/26	848,320
1,620,000	N Sumter Cnty FL Util Dependent Dist Util Rev Ref	5.00%	10/01/25	1,625,523
750,000	Palm Beach Cnty FL Sch Brd Ref, Ser A, COPS	5.00%	08/01/26	769,107
500,000	Seminole Cnty FL Sch Dist Sales Tax Rev, AG	5.00%	10/01/26	513,865
				16,429,526
	Georgia — 1.6%
1,500,000	Columbus GA Med Ctr Hosp Auth Var Piedmont Hlthcare Inc Proj, Ser A (Mandatory put 07/01/26)	5.00%	07/01/54	1,512,619
775,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser E	5.00%	12/01/25	779,520
1,090,000	Muni Elec Auth of GA Ref Proj One Subord Bonds, Ser A	5.00%	01/01/26	1,100,215
				3,392,354
	Idaho — 0.6%
1,315,000	Cassia Oneida & Twin Falls Cntys ID Jt Sch Dist #151 Ref	5.00%	09/15/25	1,318,812
	Illinois — 8.0%
500,000	Chicago IL Midway Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/26	504,373
1,000,000	Chicago IL O’Hare Intl Arpt Rev Ref, Ser C, AMT	5.00%	01/01/27	1,028,519
1,400,000	Cook Cnty IL High Sch Dist #207 ME Twp, Ser A	5.00%	12/01/26	1,440,689
550,000	Cook Cnty IL Ref, Ser A	5.00%	11/15/25	553,421
1,400,000	DuPage & Will Cntys IL Cmnty Sch Dist #204 Indian Prairie Ref, Ser A	5.00%	12/30/25	1,412,565
1,175,000	DuPage Cnty IL Forest Preserve Dist	5.00%	11/01/26	1,208,749
1,500,000	IL St Fin Auth Rev Prerefunded Ref Ascension Hlth Credit Grp, Ser C (Pre-refunded maturity 02/15/27)	4.00%	02/15/36	1,532,042
1,185,000	IL St Fin Auth Rev Ref Ann & Robert H Lurie Childrens Hosp	5.00%	08/15/25	1,186,026
1,250,000	IL St Fin Auth Rev Ref Ascension Hlth Credit Grp, Ser C	5.00%	02/15/26	1,265,960
1,020,000	IL St Fin Auth Rev Ref Rush Univ Med Ctr, Ser A	5.00%	11/15/25	1,021,105
1,000,000	IL St, Ser A	5.00%	12/01/25	1,007,405
1,000,000	IL St, Ser A	5.00%	12/01/26	1,028,367
500,000	Kane Cook & DuPage Cntys IL Sch Dist #46 Elgin	5.00%	01/01/26	504,811
1,115,000	Lemont IL Fire Prot Dist	5.00%	12/30/26	1,152,070
425,000	Plainfield IL Wtr & Swr Sys Rev Ref	5.00%	05/01/26	432,154
870,000	Schaumburg IL Ref	5.00%	12/01/25	876,940
1,035,000	Winnebago Cnty IL Ref	5.00%	12/30/25	1,043,989
				17,199,185
	Indiana — 2.5%
1,250,000	E Allen Cnty IN Schs	5.00%	01/15/26	1,262,571
1,195,000	IN St Fin Auth Econ Dev Rev Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 09/02/25)	3.95%	05/01/28	1,195,550
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$365,000	IN St Fin Auth Rev Ref Marquette Proj, Ser A	5.00%	03/01/26	$368,438
500,000	IN St Muni Pwr Agy Ref, Ser A, AG	5.00%	01/01/26	504,895
1,000,000	IN St Muni Pwr Agy Ref, Ser A, AG	5.00%	01/01/27	1,033,596
1,005,000	Indianapolis IN Loc Pub Impt Bond Bank Ref Indianapolis Arpt Auth Proj, Ser I2, AMT	5.00%	01/01/26	1,014,083
				5,379,133
	Iowa — 1.1%
620,000	IA St Fin Auth Sol Wst Facs Rev Var Sustainable Gevo NW Rng LLC Renewable Natrl Gas Proj, AMT (Mandatory put 04/01/26)	3.88%	01/01/42	620,596
1,735,000	Pefa Inc IA Gas Proj Rev (Mandatory put 09/01/26)	5.00%	09/01/49	1,753,316
				2,373,912
	Kansas — 1.6%
1,000,000	Dodge City KS Temp Nts, Ser 2023-1	4.13%	09/01/25	1,001,062
1,000,000	Johnson Cnty KS Pub Bldg Commn Lease Pur Rev Courthouse & Med Examiners Fac Proj, Ser A	5.00%	09/01/25	1,001,901
1,500,000	Olathe KS Temp Nts, Ser A	5.00%	09/01/26	1,536,114
				3,539,077
	Kentucky — 1.4%
505,000	KY St Property & Bldgs Commn Rev Ref Proj #128, Ser A	5.00%	11/01/25	508,027
500,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B	5.00%	08/01/25	500,000
615,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B	5.00%	08/01/26	625,042
1,300,000	Paducah KY Elec Plant Brd Rev Ref, Ser A, AG	5.00%	10/01/25	1,304,190
				2,937,259
	Louisiana — 1.7%
1,925,000	LA St Pub Facs Auth Sol Wst Disp Fac Rev Var Elementus Minerals LLC Proj (Mandatory put 11/01/25) (a)	5.00%	10/01/43	1,930,952
535,000	New Orleans LA Aviation Brd Ref Gen Arpt, Ser D2, AMT	5.00%	01/01/26	539,791
1,110,000	Regl Transit Auth LA Sales Tax Rev Ref, Ser A, AG	5.00%	01/01/27	1,147,920
				3,618,663
	Maine — 0.4%
800,000	ME St Fin Auth Sol Wst Disp Rev Casella Waste Sys Proj, AMT (Mandatory put 08/01/25) (a)	5.13%	08/01/35	800,000
	Maryland — 0.4%
750,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Univ of MD Med Sys Issue, Ser A	5.00%	07/01/26	765,812
	Massachusetts — 3.6%
1,500,000	Gloucester MA, BANS	4.00%	10/03/25	1,503,266
1,000,000	MA St Dev Fin Agy Rev Lasell Vlg Inc	5.00%	07/01/26	1,015,702
550,000	MA St Dev Fin Agy Rev Ref Emerson Clg Issue	5.00%	01/01/26	554,879
450,000	MA St Dev Fin Agy Rev Ref Emerson Clg Issue	5.00%	01/01/27	463,340
1,500,000	Peabody MA, BANS	4.00%	07/10/26	1,518,090
1,500,000	Quincy MA, BANS	5.00%	07/24/26	1,535,924
1,250,000	Winchester MA, Ser B, BANS	4.00%	03/26/26	1,261,424
				7,852,625
	Michigan — 1.7%
1,430,000	MI St Fin Auth Rev Ref Clean Wtr Revolving Fund, Ser B	5.00%	10/01/25	1,435,868
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan (Continued)
$1,295,000	MI St Hosp Fin Auth Ref Trinity Hlth Credit Remk, Ser C	5.00%	12/01/25	$1,304,635
1,000,000	Wayne Cnty MI Arpt Auth Rev Ref Junior Lien, Ser B, AMT	5.00%	12/01/25	1,006,267
				3,746,770
	Minnesota — 1.6%
725,000	Chaska MN Econ Dev Auth Lease Rev, Ser A	5.00%	02/01/26	732,964
1,500,000	MN Muni Gas Agy Cmdy Sply Rev, Ser A	4.00%	12/01/25	1,504,127
700,000	MN St Hsg Fin Agy Phalen Vlg, Ser E	3.88%	08/01/25	700,000
500,000	MN St Hsg Fin Agy, Ser C	4.00%	02/01/27	502,730
				3,439,821
	Missouri — 2.0%
1,500,000	MO Jt Muni Elec Util Commn Pwr Proj Rev Ref Plum Point Proj	5.00%	01/01/26	1,514,058
1,200,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Var Ref BJC Hlth Sys, Ser B (Mandatory put 05/01/26)	4.00%	05/01/51	1,209,039
480,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.00%	02/01/26	483,366
1,000,000	N Kansas City MO Sch Dist #74 Ref	5.00%	03/01/26	1,014,184
				4,220,647
	Nebraska — 1.1%
1,250,000	Centrl Plains Energy Proj NE Gas Sply Rev Ref (Mandatory put 08/01/25)	4.00%	12/01/49	1,250,000
1,000,000	McCook NE, BANS (c)	4.50%	09/01/27	1,014,514
				2,264,514
	Nevada — 1.1%
1,100,000	Clark Cnty NV Arpt Rev Ref Subord, Ser A	5.00%	07/01/26	1,124,501
1,205,000	Clark Cnty NV Transprtn Impt, Ser B	5.00%	12/01/25	1,214,775
				2,339,276
	New Hampshire — 1.6%
3,500,000	Natl Fin Auth NH Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj Remk, Ser A- 3, AMT (Mandatory put 07/01/26)	4.00%	07/01/33	3,497,268
	New Jersey — 5.2%
1,000,000	Essex Cnty NJ Impt Auth Essex Cnty Family Court Building Proj	5.00%	03/17/26	1,014,777
1,000,000	Hudson Cnty NJ Impt Auth Nts Loc Unit Loan Prog, Ser B-1	4.00%	06/24/26	1,011,256
1,500,000	Jersey City NJ Redev Agy Ref Bayfront Redev Proj, Ser A	4.50%	12/11/25	1,507,495
1,250,000	Metuchen NJ, Ser A, BANS	4.00%	07/07/26	1,265,814
1,500,000	New Brunswick NJ, BANS	5.00%	04/28/26	1,524,459
1,205,000	Newark NJ Ref, Ser A	5.00%	07/15/27	1,254,037
1,000,000	NJ St Covid-19 GO Emergency Bonds, Ser A	5.00%	06/01/26	1,021,519
1,500,000	NJ St Econ Dev Auth Rev Ref Sch Facs Constr, Ser GGG (a)	5.25%	09/01/25	1,503,275
1,000,000	Washington Twp NJ Gloucester Cnty, BANS	4.00%	09/03/25	1,001,086
				11,103,718
	New Mexico — 1.0%
1,455,000	NM St Hosp Equipment Loan Council Hosp Rev Presbyterian Hlthcare Svcs Obligated Grp Ref Ser (Pre-refunded maturity 08/01/25)	5.00%	08/01/31	1,455,000
200,000	NM St Hosp Equipment Loan Council Hosp Rev Ref Var Presbyterian Hlthcare Remk, Ser B (b)	2.80%	08/01/34	200,000
475,000	NM St Muni Energy Acq Auth Gas Sply Ref	5.00%	05/01/26	481,646
				2,136,646
	New York — 7.1%
1,008,317	Amherst NY Centrl Sch Dist, BANS (c)	4.00%	08/05/26	1,022,710
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$1,500,000	Heuvelton NY Centrl Sch Dist, BANS	4.00%	06/18/26	$1,515,907
1,357,020	N Syracuse NY Centrl Sch Dist, Ser A, BANS	4.00%	07/31/26	1,374,195
2,325,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var 2nd Gen Resolution, Subser CC (b)	2.80%	06/15/53	2,325,000
1,000,000	Newark Vly NY Centrl Sch Dist, Ser A, BANS	4.25%	08/14/25	1,000,516
1,500,000	NY NY Ref Remk, Ser J Subser J11	5.00%	08/01/25	1,500,000
1,250,000	NY St Dorm Auth Revs Non St Supported Debt Northwell Hlth Obligated Grp, Ser B-3 (Mandatory put 05/01/26)	5.00%	05/01/48	1,255,156
1,250,000	NY St Dorm Auth Revs Non St Supported Debt Sch Districts Rev Bond Fing Prog, Ser A, AG	5.00%	10/01/26	1,284,370
1,200,000	Port Auth of NY & NJ NY Ref, Ser 226, AMT	5.00%	10/15/25	1,204,517
1,500,000	Triborough NY Bridge & Tunnel Auth Payroll Mobility Tax, Ser B-1, BANS	5.00%	03/15/27	1,558,983
1,250,000	Waterloo NY Centrl Sch Dist, BANS	3.75%	07/30/26	1,264,014
				15,305,368
	North Carolina — 5.6%
1,000,000	Charlotte Mecklenburg NC Hosp Auth Hlth Care Sys Rev Var Atrium Hlth Remk, Ser C (Mandatory put 10/31/25)	3.45%	01/15/48	1,001,250
1,500,000	Cumberland Cnty NC Indl Facs & Poll Control Fing Auth Sol WS Var Proj Aero, AMT (Mandatory put 11/01/25)	3.75%	12/01/27	1,500,296
1,500,000	NC Hsg Fin Agy Homeownership Rev Var Home Ownership 1998 Trust Agreement, Ser 55C (Mandatory put 01/15/26)	3.20%	07/01/56	1,500,745
1,000,000	NC St Capital Facs Fin Agy Rev Ref Duke Univ, Ser B (Pre- refunded maturity 10/01/25)	5.00%	10/01/55	1,003,917
1,500,000	NC St Grant Anticipation Rev Ref, GARVEE	5.00%	03/01/27	1,559,704
1,350,000	NC St Turnpike Auth Ref Sr Lien, AG	5.00%	01/01/26	1,362,088
1,080,000	NC St Univ at Raleigh Ref Gen	5.00%	10/01/25	1,084,322
1,490,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/26	1,513,852
1,415,000	Univ of North Carolina NC Hosp Chapel Hill Rev Var Remk, Ser B (b)	2.75%	02/15/31	1,415,000
				11,941,174
	Ohio — 5.2%
1,810,000	Allen Cnty OH Hosp Facs Rev Ref, Ser A	5.00%	08/01/26	1,851,410
1,250,000	Franklin Cnty OH Rev Var Che Trinity Hlth Cred Grp Remk, Ser OH (Mandatory put 11/03/25)	3.65%	12/01/46	1,250,000
1,650,000	Hamilton OH, BANS	4.00%	12/17/25	1,656,499
1,750,000	Huber Heights OH, BANS	5.00%	06/25/26	1,782,421
600,000	Milford OH Exempt Vlg Sch Dist Ref	5.00%	12/01/26	618,955
215,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.00%	09/01/25	215,336
340,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.00%	09/01/26	347,250
2,000,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	2,029,165
1,500,000	OH St Air Quality Dev Authamerican Elec Pwr Co Proj Remk, Ser 2014-D	3.20%	05/01/26	1,495,854
				11,246,890
	Oregon — 0.3%
685,000	OR St Ref, Ser I	5.00%	08/01/25	685,000
	Pennsylvania — 4.3%
1,310,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Bonds	5.00%	06/01/26	1,332,189
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$1,500,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Draw Down Rep Svcs Inc Remk, Ser B-2, AMT (Mandatory put 01/15/26)	3.85%	04/01/49	$1,499,026
1,250,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Wst Mgmt Inc Proj, Ser A, AMT (Mandatory put 09/02/25)	3.95%	06/01/49	1,250,074
400,000	PA St Econ Dev Fing Auth UPMC Rev Ref UPMC Obligated Grp, Ser B	5.00%	03/15/27	413,853
1,530,000	PA St Ref, 1st Ser, AG	5.00%	09/15/25	1,534,435
995,000	Philadelphia PA Arpt Rev Ref, Ser B, AMT	5.00%	07/01/27	1,031,081
275,000	Riverside PA Sch Dist Ref, BAM	4.00%	10/15/25	275,690
2,000,000	Tender Option Bond Trust Recpts / Ctfs Various States JPM Putters Xm1120, AG (a) (b)	2.97%	10/01/26	2,000,000
				9,336,348
	Rhode Island — 1.8%
1,500,000	Bristol Warren RI Regl Sch Dist, Ser 1, BANS	5.00%	06/04/26	1,526,825
1,000,000	Pawtucket RI, Ser-2, BANS	4.50%	10/24/25	1,001,972
1,250,000	South Kingstown RI, Ser 1, BANS	4.00%	06/25/26	1,264,561
				3,793,358
	South Carolina — 2.2%
975,000	Greenville Cnty SC Sch Dist Installment Pur Rev Ref SC Proj	5.00%	12/01/25	983,007
1,250,000	Orangeburg Cnty Sch Dist, BANS	5.00%	08/13/25	1,250,921
1,000,000	SC Jobs Econ Dev Auth Envrnmntl Impt Rev Var Intl Paper Co Proj, Ser A, AMT (Mandatory put 04/01/26)	4.00%	04/01/33	1,003,259
1,500,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Prisma Hlth Obligated Grp, Ser A	5.00%	05/01/26	1,522,891
				4,760,078
	Tennessee — 1.9%
1,570,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/26	1,601,857
1,500,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Var N River 2 Arpts (Mandatory put 08/01/25)	3.25%	10/01/45	1,500,000
1,000,000	TN St Energy Acq Corp Gas Rev (Mandatory put 11/01/25)	4.00%	11/01/49	1,001,274
				4,103,131
	Texas — 11.8%
1,650,000	Austin TX Wtr & Wstwtr Sys Rev Ref	5.00%	11/15/25	1,661,464
1,000,000	Austin TX Wtr & Wstwtr Sys Rev Ref	5.00%	11/15/25	1,006,948
640,000	Celina TX Spl Assmnt Rev Ref The Lakes at Mustang Ranch Pub Impt Dt Major Impt Area, AG	5.00%	09/01/25	640,831
1,000,000	Cypress Fairbanks TX Indep Sch Dist, Ser A	5.00%	02/15/26	1,013,577
500,000	Dallas Fort Worth TX Intl Arpt Rev Ref, Ser B	5.00%	11/01/25	502,895
1,625,000	Dallas TX Area Rapid Transit Sales Tax Rev Ref Sr Lien	5.00%	12/01/25	1,637,690
250,000	Galveston TX Wharves & Terminal Rev First Lien, AMT	5.25%	08/01/25	250,000
1,000,000	Harris Cnty Houston TX Sports Auth Rev Ref Sr Lien, Ser A, AG	5.00%	11/15/25	1,006,482
1,000,000	Harris Cnty Houston TX Sports Auth Rev Ref Sr Lien, Ser A, AG	5.00%	11/15/26	1,030,012
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Ref Memorial Hermann Hlth Sys, Ser C-3 (Mandatory put 12/01/26)	5.00%	06/01/32	1,027,870
1,000,000	Harris Cnty TX Toll Road Rev Ref, Ser A	5.00%	08/15/25	1,000,894
750,000	Lower CO River TX Auth Rev Ref, Ser A	5.00%	05/15/26	763,537
600,000	Lower CO River TX Auth Rev Ref, Ser A	5.00%	05/15/27	622,720
1,500,000	McKinney TX Indep Sch Dist (c)	5.00%	02/15/26	1,517,907
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,700,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 11/03/25)	4.10%	05/01/50	$1,700,000
1,000,000	Plano TX Indep Sch Dist	5.00%	02/15/26	1,013,253
1,170,000	Richardson TX Ctfs Oblig	5.00%	02/15/26	1,186,390
1,000,000	San Antonio TX Indep Sch Dist Ref (c)	5.00%	08/15/26	1,023,759
1,500,000	Spring Branch TX Indep Sch Dist	5.00%	02/01/26	1,518,349
1,000,000	Spring Branch TX Indep Sch Dist Ref (c)	5.00%	02/01/27	1,036,393
495,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj	5.00%	10/01/25	496,261
875,000	Travis Cnty TX Hsg Fin Corp Mf Hsg Rev Var Kensington Apts (Mandatory put 08/01/25)	3.75%	08/01/26	875,000
1,000,000	TX St Dept of Hsg & Cmnty Affairs Mf Hsg Rev Var Gulfway Manor (Mandatory put 08/01/26)	3.25%	08/01/28	1,000,658
1,000,000	TX St Dept of Hsg & Cmnty Affairs Mf Hsg Rev Var Nts Aspen Park (Mandatory put 03/01/26)	5.00%	03/01/41	1,003,971
350,000	TX St Muni Gas Acq & Sply Corp V Gas Sply Rev	5.00%	01/01/26	352,580
500,000	Upper Trinity TX Regl Wtr Dist Wtr Rev Ref, BAM	5.00%	08/01/26	511,739
				25,401,180
	Utah — 1.1%
300,000	Downtown Revitalization Pub Infra Dist UT Sales First Lien Seg Redev Proj, Ser A, AG	5.00%	06/01/27	312,467
2,000,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/26	2,036,139
				2,348,606
	Virginia — 0.7%
490,000	VA Hsg Dev Auth Var, Ser F (Mandatory put 04/01/26)	3.63%	07/01/55	489,988
1,000,000	VA St Small Busn Fing Auth Envrnmntl Facs Rev Var Pure Salmon VA LLC Proj Remk, AMT (Mandatory put 11/20/25)	4.00%	11/01/52	1,000,634
				1,490,622
	Washington — 0.5%
1,100,000	Centrl Puget Sound WA Regl Transit Auth Sales Tax & Mtr Ve Sustainable Bond, Ser S-1	5.00%	11/01/25	1,107,038
	Wisconsin — 1.4%
1,500,000	Milwaukee WI Prom Nts, Ser N5, BAM	5.00%	12/01/25	1,511,160
500,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	5.00%	06/01/27	519,230
1,000,000	Racine WI Prom Nts	4.50%	03/15/27	1,010,017
				3,040,407

	Total Investments — 101.9%			219,237,483
	(Cost $218,841,730)
	Net Other Assets and Liabilities — (1.9)%			(4,069,609)
	Net Assets — 100.0%			$215,167,874

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2025
(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2025, securities noted as such amounted to $7,734,227 or 3.6% of net assets.

(b)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2025. Interest will begin accruing on the security’s first settlement date.

Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
BANS	– Bond Anticipation Notes
COPS	– Certificates of Participation
GARVEE	– Grant Anticipation Revenue Vehicle

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$219,237,483	$—	$219,237,483	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2025

	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
ASSETS:
Investments, at value	$466,340,784	$219,237,483
Cash	3,404,186	324,675
Interest receivable	4,957,637	2,546,118
Total Assets	474,702,607	222,108,276

LIABILITIES:
Payables:
Investment securities purchased	1,925,633	6,860,396
Investment advisory fees	219,794	80,006
Total Liabilities	2,145,427	6,940,402
NET ASSETS	$472,557,180	$215,167,874

NET ASSETS consist of:
Paid-in capital	$478,595,944	$214,437,984
Par value	237,000	107,000
Accumulated distributable earnings (loss)	(6,275,764)	622,890
NET ASSETS	$472,557,180	$215,167,874
NET ASSET VALUE, per share	$19.94	$20.11
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	23,700,002	10,700,002
Investments, at cost	$463,178,582	$218,841,730
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2025

	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
INVESTMENT INCOME:
Interest	$15,668,039	$6,616,396
Total investment income	15,668,039	6,616,396

EXPENSES:
Investment advisory fees	2,398,648	892,504
Total expenses	2,398,648	892,504
NET INVESTMENT INCOME (LOSS)	13,269,391	5,723,892

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(900,265)	(9,790)
Futures contracts	3,367	—
Net realized gain (loss)	(896,898)	(9,790)
Net change in unrealized appreciation (depreciation) on investments	2,800,478	166,239
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,903,580	156,449
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,172,971	$5,880,341
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust Short Duration Managed Municipal ETF (FSMB)		First Trust Ultra Short Duration Municipal ETF (FUMB)
	Year Ended 7/31/2025	Year Ended 7/31/2024	Year Ended 7/31/2025	Year Ended 7/31/2024
OPERATIONS:
Net investment income (loss)	$13,269,391	$11,388,791	$5,723,892	$6,355,846
Net realized gain (loss)	(896,898)	(3,062,373)	(9,790)	(15,941)
Net change in unrealized appreciation (depreciation)	2,800,478	5,326,775	166,239	1,214,090
Net increase (decrease) in net assets resulting from operations	15,172,971	13,653,193	5,880,341	7,553,995

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(13,375,001)	(11,123,001)	(5,988,101)	(5,749,751)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	96,500,213	52,328,872	42,194,575	17,060,947
Cost of shares redeemed	(44,906,013)	(61,825,785)	(26,134,573)	(89,194,264)
Net increase (decrease) in net assets resulting from shareholder transactions	51,594,200	(9,496,913)	16,060,002	(72,133,317)
Total increase (decrease) in net assets	53,392,170	(6,966,721)	15,952,242	(70,329,073)

NET ASSETS:
Beginning of period	419,165,010	426,131,731	199,215,632	269,544,705
End of period	$472,557,180	$419,165,010	$215,167,874	$199,215,632

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	21,100,002	21,600,002	9,900,002	13,500,002
Shares sold	4,850,000	2,650,000	2,100,000	850,000
Shares redeemed	(2,250,000)	(3,150,000)	(1,300,000)	(4,450,000)
Shares outstanding, end of period	23,700,002	21,100,002	10,700,002	9,900,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Short Duration Managed Municipal ETF (FSMB)

	Year Ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$19.87	$19.73	$20.06	$20.96	$20.66
Income from investment operations:
Net investment income (loss)	0.60 (a)	0.54 (a)	0.43 (a)	0.21	0.27
Net realized and unrealized gain (loss)	0.08	0.13	(0.34)	(0.88)	0.33
Total from investment operations	0.68	0.67	0.09	(0.67)	0.60
Distributions paid to shareholders from:
Net investment income	(0.61)	(0.53)	(0.41)	(0.21)	(0.27)
Return of capital	—	—	(0.01)	(0.02)	(0.03)
Total distributions	(0.61)	(0.53)	(0.42)	(0.23)	(0.30)
Net asset value, end of period	$19.94	$19.87	$19.73	$20.06	$20.96
Total return (b)	3.46%	3.46%	0.45%	(3.19)%	2.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$472,557	$419,165	$426,132	$302,967	$129,931
Ratio of total expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets	0.55%	0.55%	0.49%	0.35%	0.43%
Ratio of net investment income (loss) to average net assets	3.04%	2.76%	2.18%	1.14%	1.33%
Portfolio turnover rate (c)	45%	51%	50%	35%	16%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Ultra Short Duration Municipal ETF (FUMB)

	Year Ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$20.12	$19.97	$19.99	$20.18	$20.16
Income from investment operations:
Net investment income (loss)	0.58 (a)	0.56 (a)	0.39 (a)	0.10	0.12
Net realized and unrealized gain (loss)	0.02	0.10	(0.03)	(0.19)	0.02
Total from investment operations	0.60	0.66	0.36	(0.09)	0.14
Distributions paid to shareholders from:
Net investment income	(0.61)	(0.51)	(0.38)	(0.10)	(0.12)
Net asset value, end of period	$20.11	$20.12	$19.97	$19.99	$20.18
Total return (b)	3.01%	3.37%	1.83%	(0.45)%	0.72%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$215,168	$199,216	$269,545	$285,807	$165,474
Ratio of total expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net expenses to average net assets	0.45%	0.45%	0.39%	0.25%	0.26%
Ratio of net investment income (loss) to average net assets	2.89%	2.79%	1.93%	0.56%	0.61%
Portfolio turnover rate (c)	113%	112%	121%	79%	44%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2025

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on NYSE Arca, Inc.

First Trust Short Duration Managed Municipal ETF – (ticker “FSMB”)
First Trust Ultra Short Duration Municipal ETF – (ticker “FUMB”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2025, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At July 31, 2025, FSMB and FUMB held $1,151,784 and $5,615,283, respectively, of when-issued or delayed-delivery securities.
C. Futures Contracts
The Funds may purchase or sell (i.e., are long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.
If market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Funds did not hold any futures contracts at July 31, 2025.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$169,208	$—	$13,205,793	$—
First Trust Ultra Short Duration Municipal ETF	73,863	—	5,914,238	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$103,106	$—	$11,019,895	$—
First Trust Ultra Short Duration Municipal ETF	35,565	—	5,714,186	—
As of July 31, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$62,457	$(9,873,602)	$3,535,381
First Trust Ultra Short Duration Municipal ETF	461,756	(233,416)	394,550
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of July 31, 2025, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2025, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025

Non-Expiring Capital Loss Carryforwards
First Trust Short Duration Managed Municipal ETF	$9,873,602
First Trust Ultra Short Duration Municipal ETF	233,416
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2025, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2025, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Short Duration Managed Municipal ETF	$(17,745)	$17,745	$—
First Trust Ultra Short Duration Municipal ETF	(480)	480	—
As of July 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$462,805,403	$4,156,728	$(621,347)	$3,535,381
First Trust Ultra Short Duration Municipal ETF	218,842,933	447,476	(52,926)	394,550
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
Each Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	FSMB	FUMB
Fund net assets up to and including $2.5 billion	0.55000%	0.45000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.53625%	0.43875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.52250%	0.42750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.50875%	0.41625%
Fund net assets greater than $10 billion	0.49500%	0.40500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2025, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Short Duration Managed Municipal ETF	$244,138,448	$191,877,678
First Trust Ultra Short Duration Municipal ETF	229,873,858	207,330,038
For the fiscal year ended July 31, 2025, the Funds had no in-kind transactions.
5. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2025, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FSMB
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$3,367
For FSMB, the average notional value of futures contracts outstanding during the fiscal year ended July 31, 2025, which is indicative of the volume of this derivative type, was $0.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2026.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
September 23, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
July 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended July 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended July 31, 2025.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Short Duration Managed Municipal ETF (FSMB)
First Trust Ultra Short Duration Municipal ETF (FUMB)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025 (Unaudited)
Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2024 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that FSMB underperformed its Performance Universe median for the one- and three-year periods ended December 31, 2024, outperformed its Performance Universe median for the five-year period ended December 31, 2024, outperformed its benchmark index for the one- and five-year periods ended December 31, 2024 and underperformed its benchmark index for the three-year period ended December 31, 2024. The Board noted that FUMB underperformed its Performance Universe median for the one-year period ended December 31, 2024, outperformed its Performance Universe median for the three- and five-year periods ended December 31, 2024 and underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025 (Unaudited)
infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2024 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2025, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended July 31, 2025:

	Tax Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust Short Duration Managed Municipal ETF	98.73%	18.20%
First Trust Ultra Short Duration Municipal ETF	98.77%	16.90%

Annual Financial Statements and Other Information
For the Year Ended July 31, 2025

First Trust Exchange-Traded Fund III

First Trust California Municipal High Income ETF (FCAL)
First Trust New York Municipal High Income ETF (FMNY)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
July 31, 2025
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments
July 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 99.5%
	California — 95.3%
$2,900,000	Anaheim CA Hsg & Pub Impt Auth Rev Var Wtr Sys Proj Second Lien, Ser A (a)	2.60%	10/01/54	$2,900,000
1,200,000	Azusa CA Spl Tax Cmnty Facs Dist No 2005-1 Impt, AG	5.00%	09/01/44	1,205,662
1,000,000	Bay Area CA Toll Auth Toll Bridge Rev Sustainable Bond, Ser F-2	5.00%	04/01/44	1,034,414
1,000,000	Bay Area CA Toll Auth Toll Bridge Rev Var Ref San Francisco Bay Area, Ser E (a)	2.20%	04/01/59	1,000,000
1,400,000	Bay Area CA Toll Auth Toll Bridge Rev Var, Ser H (a)	2.20%	04/01/59	1,400,000
100,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area No 8F	4.00%	09/01/33	100,190
620,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area No 8F	4.00%	09/01/40	565,771
1,250,000	Burbank CA Wtr & Pwr Elec Rev	5.00%	06/01/43	1,294,422
1,000,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.00%	07/01/38	1,029,675
1,000,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.25%	07/01/40	1,050,612
750,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.25%	07/01/44	765,068
625,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.25%	07/01/49	632,009
20,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A (Mandatory put 12/01/27)	4.00%	10/01/52	20,151
1,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1 (Mandatory put 04/01/32)	5.00%	05/01/54	1,057,553
585,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser E (Mandatory put 09/01/32)	5.00%	02/01/55	621,000
925,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Var Sustainable Bond, Ser A-1 (Mandatory put 08/01/29)	5.00%	12/01/53	964,240
1,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Var Sustainable Bonds, Ser C (Mandatory put 10/01/31)	5.25%	01/01/54	1,043,900
550,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	4.00%	06/01/35	532,138
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	4.00%	06/01/39	185,098
407,563	CA Hsg Fin Agy Muni Ctfs, Ser A	4.25%	01/15/35	413,428
250,000	CA Pub Fin Auth Sr Living Rev Enso Vlg Proj Sustainable Bond, Ser A (b)	5.00%	11/15/56	206,282
310,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C (b)	4.50%	07/01/26	312,278
1,000,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (b)	5.00%	07/01/43	957,331
455,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp, Ser A (b)	5.00%	07/01/40	459,101
250,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp, Ser A (b)	5.00%	07/01/42	246,536
175,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp, Ser A (b)	5.00%	07/01/43	170,889
185,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp, Ser A (b)	5.00%	07/01/44	179,122
105,000	CA Sch Fin Auth Sch Fac Rev Kipp SoCal Pub Schs, Ser A (b)	5.00%	07/01/27	108,233
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hth Learning Proj, Ser A (b)	5.00%	07/01/32	202,069
545,000	CA Sch Fin Auth Sch Fac Rev Ref Value Schs, Ser A (b)	5.00%	07/01/40	539,753
450,000	CA Sch Fin Auth Sch Fac Rev Ref Value Schs, Ser A (b)	5.25%	07/01/48	437,283
650,000	CA Sch Fin Auth Sch Fac Rev, Ser A (b)	5.00%	07/01/40	640,406
450,000	CA St Eductnl Facs Auth Rev Art Ctr Clg of Design, Ser A	5.00%	12/01/31	485,817
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$375,000	CA St Enterprise Dev Auth Chrt Sch Rev Ref The Rocklin Acdmy Proj, Ser A (b)	4.00%	06/01/36	$344,677
500,000	CA St Enterprise Dev Auth Chrt Sch Rev The Rocklin Acdmy Proj (b)	5.00%	06/01/34	512,283
750,000	CA St Enterprise Dev Auth Chrt Sch Rev The Rocklin Acdmy Proj (b)	5.00%	06/01/44	703,464
500,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Mead Vly Wellness Vlg Proj, Ser A	5.00%	11/01/43	519,730
2,500,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Mead Vly Wellness Vlg Proj, Ser A	5.25%	11/01/49	2,590,359
600,000	CA St Enterprise Dev Auth Rev Ref Sage Hill Sch Proj	5.00%	12/01/41	624,418
650,000	CA St Enterprise Dev Auth Stdt Hsg Rev Ref Pomona Properties LLC Proj, Ser A	5.00%	01/15/39	670,421
785,000	CA St Enterprise Dev Auth Stdt Hsg Rev Ref Pomona Properties LLC Proj, Ser A	5.00%	01/15/45	772,796
500,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.25%	12/01/40	511,581
500,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.25%	12/01/41	507,387
500,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.25%	12/01/42	502,997
1,000,000	CA St Hlth Facs Fing Auth Rev Children’s Hosp of Orange Cnty, Ser A	5.00%	11/01/49	1,018,063
2,000,000	CA St Hlth Facs Fing Auth Rev Commonspirit Hlth, Ser A	5.00%	12/01/44	2,023,935
1,000,000	CA St Hlth Facs Fing Auth Rev Commonspirit Hlth, Ser A	5.25%	12/01/49	1,023,201
520,000	CA St Hlth Facs Fing Auth Rev Episcopal Cmntys & Svcs, Ser B	5.00%	11/15/33	561,064
1,000,000	CA St Hlth Facs Fing Auth Rev Episcopal Cmntys & Svcs, Ser B	5.25%	11/15/48	988,343
1,000,000	CA St Hlth Facs Fing Auth Rev Kaiser Permanente, Subser A-2	4.00%	11/01/44	888,576
1,240,000	CA St Hlth Facs Fing Auth Rev Ref El Camino Hlth, Ser A	5.00%	02/01/43	1,280,387
1,025,000	CA St Hlth Facs Fing Auth Rev Ref Scripps Hlth, Ser A	5.00%	11/15/42	1,060,566
500,000	CA St Hlth Facs Fing Auth Rev Ref Stanford Hlth Care, Ser A	5.00%	08/15/43	525,640
500,000	CA St Hlth Facs Fing Auth Rev Ref Stanford Hlth Care, Ser A	5.00%	08/15/44	522,566
250,000	CA St Infra & Econ Dev Bank Natl Chrt Equitable Sch Revolving Fund Sustainable Bonds, Ser B	5.00%	11/01/42	250,488
675,000	CA St Infra & Econ Dev Bank Natl Chrt Equitable Sch Revolving Fund Sustainable Bonds, Ser B	5.00%	11/01/44	660,541
1,410,000	CA St Infra & Econ Dev Bank Rev Adventist Hlth Energy Proj, Ser A	5.00%	07/01/40	1,452,518
1,000,000	CA St Infra & Econ Dev Bank Rev Ref Sustainable Bond Sub Brightline W Passenger Proj, Ser A, AMT (Mandatory put 01/01/35) (b)	9.50%	01/01/65	892,171
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Acdmy Proj (c)	5.38%	07/01/34	250,067
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (d)	5.38%	07/01/34	250,018
450,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (b)	5.00%	07/01/38	431,401
2,000,000	CA St Muni Fin Auth Mf Hsg Rev Gibson Drive Apartments Proj, Ser A	4.45%	12/01/42	1,950,217
500,000	CA St Muni Fin Auth Mf Hsg Rev Var Oaks on Balboa, Ser A-1 (Mandatory put 10/01/27)	3.15%	08/01/59	501,799
785,000	CA St Muni Fin Auth Mobile Home Park Rev Ref Sr Caritas Projs, Ser A	5.00%	08/15/27	821,148
85,000	CA St Muni Fin Auth Mobile Home Park Rev Ref Sr Caritas Projs, Ser A	3.00%	08/15/32	80,598
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$195,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	3.00%	08/15/31	$187,520
295,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	4.00%	08/15/41	260,339
435,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	4.00%	08/15/51	344,928
1,000,000	CA St Muni Fin Auth Mobile Home Park Rev Sustainable Bond Ref Caritas Projs, Ser A	5.00%	08/15/49	983,313
500,000	CA St Muni Fin Auth Ref Palomar Hlth, Ser A, AG, COPS	5.25%	11/01/34	535,564
500,000	CA St Muni Fin Auth Ref Palomar Hlth, Ser A, AG, COPS	5.25%	11/01/36	526,640
1,000,000	CA St Muni Fin Auth Rev Aldersly Proj, Ser A	5.00%	05/15/43	1,017,777
1,500,000	CA St Muni Fin Auth Rev Bethany Home Proj	5.00%	11/15/42	1,550,495
1,000,000	CA St Muni Fin Auth Rev Cmnty Hlth Ctr of the Central Coast Inc, Ser A (e)	5.50%	12/01/45	969,368
1,000,000	CA St Muni Fin Auth Rev Ref CA Baptist Univ, Ser A (b)	5.13%	11/01/40	1,002,683
200,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	203,353
1,345,000	CA St Muni Fin Auth Rev Ref Eskaton Properties Incorporated Oblig Grp	5.00%	11/15/40	1,365,590
380,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	380,185
800,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	776,668
500,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	483,931
600,000	CA St Muni Fin Auth Rev Ref S Central Los Angeles Regl Ctr Proj	5.00%	12/01/40	630,314
715,000	CA St Muni Fin Auth Rev St Ignatius Clg Prep, Ser A	5.00%	09/01/41	752,849
675,000	CA St Muni Fin Auth Rev St Ignatius Clg Prep, Ser A	5.00%	09/01/44	693,436
435,000	CA St Muni Fin Auth Sch Fac Rev St Mary’s Sch Aliso Viejo, Ser A (b)	5.75%	05/01/54	421,925
1,040,000	CA St Muni Fin Auth Sch Fac Rev Temps St Mary’s Sch Aliso Viejo, Ser B	4.65%	05/01/30	1,062,094
2,000,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Draw Down Wst Mgmt Proj Remk, Ser B, AMT (Mandatory put 06/01/26)	3.85%	11/01/41	2,000,285
1,500,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 10/01/25)	3.75%	07/01/41	1,499,314
1,550,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	1,523,826
600,000	CA St Muni Fin Auth Spl Tax Rev Bold Prog, Ser B	5.50%	09/01/43	611,590
550,000	CA St Muni Fin Auth Spl Tax Rev Bold Prog, Ser B	5.75%	09/01/53	562,431
400,000	CA St Muni Fin Auth Spl Tax Rev Wildhawk N	5.00%	09/01/39	407,766
750,000	CA St Muni Fin Auth Spl Tax Rev Wildhawk N	5.00%	09/01/44	747,433
1,250,000	CA St Muni Fin Auth Spl Tax Rev Wildhawk N	5.00%	09/01/49	1,220,643
550,000	CA St Muni Fin Auth Stdt Hsg Rev CHF Davis I LLC W Vlg Stdt Hsg Proj	5.00%	05/15/27	567,226
500,000	CA St Muni Fin Auth Stdt Hsg Rev CHF Davis I LLC W Vlg Stdt Hsg Proj	5.00%	05/15/39	504,812
350,000	CA St Muni Fin Auth Stdt Hsg Rev CHF Davis I LLC W Vlg Stdt Hsg Proj	5.00%	05/15/40	351,949
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A3, AMT	4.30%	07/01/40	1,000,181
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser B-1, AMT	3.00%	11/01/25	999,681
1,500,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Poseidon Res LP Desalination Proj, AMT (b)	5.00%	07/01/36	1,555,869
5,000	CA St Prerefunded Various Purp (Pre-refunded maturity 04/01/26)	5.00%	10/01/35	5,084
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$15,000	CA St Pub Wks Brd Lease Rev Judicial Council CA, Ser B	5.00%	06/01/34	$15,019
1,090,000	CA St Pub Wks Brd Lease Rev Various Capital Proj, Ser D	5.00%	11/01/46	1,107,208
250,000	CA St Sch Fin Auth Chrt Sch Rev Ref Alliance for Clg Ready Pub Schs Proj (b)	5.00%	07/01/39	256,062
1,000,000	CA St Sch Fin Auth Chrt Sch Rev Ref Alliance for Clg Ready Pub Schs Proj (b)	5.00%	07/01/49	967,273
700,000	CA St Sch Fin Auth Chrt Sch Rev Ref Classical Academies Oceanside Proj, Ser A (b)	5.00%	10/01/32	730,683
600,000	CA St Sch Fin Auth Chrt Sch Rev Sustainable Bonds Ref Camino Nuevo Chrt Acdmy, Ser A (b)	5.00%	06/01/43	567,868
650,000	CA St Sch Fin Auth Eductnl Facs Rev Ref New Designs Chrt Sch, Ser A (b)	5.00%	06/01/54	577,523
375,000	CA St Stwd Cmntys Dev Auth Rev Var Rady Childrens Hosp Remk, Ser B (a)	2.10%	08/15/47	375,000
1,000,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No 2	5.00%	09/01/44	997,793
280,000	CA St Stwd Cmntys Dev Auth Stdt Hsg Rev Ref CHF Irvine LLC	5.00%	05/15/35	281,573
1,000,000	CA St Univ Rev Ref, Ser A (e)	5.00%	11/01/43	1,046,994
1,340,000	CA St Unrefunded	5.00%	11/01/31	1,487,627
770,000	CA St Unrefunded	5.00%	12/01/43	792,314
250,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/30	252,889
300,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/33	304,396
250,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	5.00%	11/01/32	253,377
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	5.00%	11/01/41	472,118
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	102,631
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	4.00%	04/01/32	50,273
50,000	CA Stwd Cmntys Dev Auth Rev Ref Insd Enloe Med Ctr (Pre- refunded maturity 02/15/26)	5.00%	08/15/33	50,658
1,000,000	CA Stwd Cmntys Dev Auth Rev Ref John Muir Hlth, Ser A	5.25%	12/01/44	1,039,491
385,000	CA Stwd Cmntys Dev Auth Rev Var Adventist Hlth Sys W Remk, Ser 2007-A (Mandatory put 03/01/27)	5.00%	03/01/37	393,168
2,000,000	Centrl Vly CA Energy Auth Cmdy Sply Rev Var (Mandatory put 08/01/35)	5.00%	12/01/55	2,136,968
450,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/31	467,812
815,000	Clovis CA Unif Sch Dist, COPS	5.00%	06/01/41	861,456
500,000	Clovis CA Unif Sch Dist, COPS	5.00%	06/01/42	522,580
500,000	Clovis CA Unif Sch Dist, COPS	5.00%	06/01/43	519,551
500,000	Corona CA Cmnty Facs Dist Spl Tax Bedford Impt Area No 2	5.00%	09/01/39	515,669
725,000	Corona CA Cmnty Facs Dist Spl Tax Bedford Impt Area No 2	5.00%	09/01/44	723,400
2,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Sustainable Bonds, Ser A-2 (b)	4.00%	07/01/56	1,489,010
1,000,000	E Bay CA Muni Util Dist Wtr Sys Rev Ref, Ser B	5.00%	06/01/43	1,068,548
920,000	E Bay CA Muni Util Dist Wtr Sys Rev Sustainable Bond, Ser A	5.00%	06/01/38	962,177
1,450,000	Elk Grove CA Fin Auth Spl Tax Rev Cmnty Facs Dt No 2005-1 Laguna Ridge	4.00%	09/01/50	1,170,542
175,000	Estrn CA Muni Wtr Dist Cmnty Facs Dist Spl Tax Cmnty Facs Dist #2018-80 Willow Springs	5.00%	09/01/34	184,239
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$175,000	Estrn CA Muni Wtr Dist Cmnty Facs Dist Spl Tax Cmnty Facs Dist #2018-80 Willow Springs	5.00%	09/01/35	$182,379
400,000	Estrn CA Muni Wtr Dist Cmnty Facs Dist Spl Tax Cmnty Facs Dist #2018-80 Willow Springs	5.00%	09/01/40	405,156
350,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	5.00%	09/01/32	360,002
155,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/29	160,609
500,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/46	500,427
1,200,000	Fontana CA Spl Tax Cmnty Facs Dt #109	5.00%	09/01/39	1,238,505
600,000	Fontana CA Spl Tax Cmnty Facs Dt #111	5.00%	09/01/39	621,511
300,000	Fontana CA Spl Tax Cmnty Facs Dt #111	5.00%	09/01/48	296,851
1,000,000	Fontana CA Spl Tax The Gardens Phase One	5.00%	09/01/39	1,023,866
1,000,000	Garden Grove CA Pub Fing Auth Lease Rev, Ser A, BAM	5.00%	04/01/43	1,041,071
750,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1 (Pre-refunded maturity 06/01/28)	5.00%	06/01/34	803,360
1,000,000	Imperial CA Cmnty Clg Dist Election of 2022, Ser A, AG	5.25%	08/01/53	1,034,947
575,000	Indio CA Elec Fing Auth Elec Rev	5.25%	01/01/41	615,540
775,000	Irvine CA Spl Tax Ref Cmnty Facs Dist #2013-3 Great Park Impt Area#1, BAM	5.00%	09/01/44	799,649
1,350,000	Irvine CA Spl Tax Ref Cmnty Facs Dist #2013-3 Great Park Impt Area#1, BAM	5.00%	09/01/48	1,379,870
150,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist #09-1, Ser C	5.00%	09/01/31	155,119
1,000,000	Kern CA Cmnty Clg Dist, Ser D	5.25%	08/01/39	1,084,294
485,000	King City CA Union Sch Dist CABS Election 1998-C, Ser C, AMBAC	(f)	08/01/29	429,025
245,000	Lake Elsinore CA Unif Sch Dist Cmnty Facs Dist Cmnty Facs Dt No 2017-2	5.00%	09/01/39	250,647
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/33	25,092
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/34	24,921
200,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/40	183,110
1,000,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.00%	11/15/35	1,061,087
1,010,000	Long Beach CA Marina Rev Ref Alamitos Bay Marina Proj	5.00%	05/15/40	1,066,560
500,000	Long Beach CA Marina Rev Ref Alamitos Bay Marina Proj	5.00%	05/15/41	522,823
50,000	Los Angeles CA Dept of Arpts Arpt Rev Prerefunded Subord Ref, Ser D, AMT (Pre-refunded maturity 11/15/31)	5.00%	05/15/33	54,104
605,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Priv Activity, Ser A, AMT	5.00%	05/15/35	635,003
1,125,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Subord Bonds Sustainable Bonds, Ser D	5.00%	05/15/42	1,199,949
500,000	Los Angeles CA Dept of Arpts Arpt Rev Sustainable Bond Ref Subord Priv Activity, Ser A, AMT	5.25%	05/15/42	513,997
1,100,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/31	1,196,761
690,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/36	721,372
1,000,000	Los Angeles CA Unif Sch Dist Election 2008, Ser B-1, AG	5.25%	07/01/42	1,021,926
650,000	Los Angeles Cnty CA Dev Auth Mf Hsg Rev Var W LA VA Bldg 156 & 157 Apts, Ser C (Mandatory put 12/01/26)	3.75%	12/01/46	651,657
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	Madera CA Unif Sch Dist Ref 2018 Sch Fac Proj, AG, COPS	5.00%	09/01/43	$1,047,285
450,000	Mammoth Lakes CA, BAM, COPS	5.00%	06/01/41	473,693
940,000	Mammoth Lakes CA, BAM, COPS	5.00%	06/01/43	974,092
500,000	Mammoth Lakes CA, BAM, COPS	5.00%	06/01/44	516,041
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/27	103,078
250,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	253,994
600,000	Menifee CA Spl Tax Quartz Ranch Cmnty Facs Dist No 2022- 1, Ser A	5.00%	09/01/43	603,007
700,000	Menifee CA Spl Tax Quartz Ranch Cmnty Facs Dist No 2022- 1, Ser A	5.00%	09/01/48	688,913
245,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/34	254,310
1,500,000	Menifee CA Union Sch Dist, Ser C, AG	3.00%	08/01/40	1,219,773
1,000,000	Met Wtr Dist of Sthrn CA Wtrwks Rev, Ser A	5.00%	04/01/48	1,032,882
530,000	Modesto CA Elem Sch Dist Stanislaus Cnty Election of 2018 Measure D, Ser C	5.00%	08/01/41	554,514
500,000	Modesto CA High Sch Dist Stanislaus Cnty Election Bonds of 2022, Ser B	5.00%	08/01/40	541,200
700,000	Modesto CA High Sch Dist Stanislaus Cnty Election Bonds of 2022, Ser B	5.00%	08/01/41	750,091
750,000	Modesto CA High Sch Dist Stanislaus Cnty Election Bonds of 2022, Ser B	5.00%	08/01/42	795,214
200,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (b)	5.00%	10/01/42	197,705
500,000	Mountain House Cmnty Facs Dist CA Spl Tax Cmnty Facs Dt #2024-1 Impt Area #1	5.00%	09/01/40	499,843
800,000	Mountain House Cmnty Facs Dist CA Spl Tax Cmnty Facs Dt #2024-1 Impt Area #1	5.00%	09/01/45	766,037
1,000,000	Oakdale CA Jt Unif Sch Dist Election of 2024, Ser A	5.00%	08/01/43	1,045,364
1,375,000	Oakdale CA Jt Unif Sch Dist Election of 2024, Ser A	5.00%	08/01/44	1,427,882
100,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/34	97,749
65,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/35	62,639
275,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/39	245,524
500,000	Ontario CA Spl TX Countryside Phase 2 S Facs	5.00%	09/01/39	513,423
800,000	Ontario Pub Fing Auth Lease Rev, Ser A	5.00%	11/01/41	850,775
610,000	Orange Ctr CA Sch Dist Election of 2022, Ser A, AG	5.25%	08/01/48	615,072
1,000,000	Oxnard CA Sch Dist Election of 2022, Ser A, BAM	5.00%	08/01/42	1,042,571
650,000	Palm Desert CA Spl Tax Ref Univ Park	4.00%	09/01/51	526,079
925,000	Pittsburg CA Unif Sch Dist Ref	3.00%	08/01/40	727,094
210,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/33	218,397
220,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/34	227,773
1,500,000	Rialto CA Pub Fing Auth Lease Rev Police Station Proj, Ser A	5.25%	06/01/53	1,543,846
525,000	Ripon CA Redev Agy Successor Agy Tax Allocation Ref, BAM	4.00%	11/01/31	546,291
1,420,000	River Islands CA Pub Fing Auth Spl Tax Auth Cmnty Facs Dist #2016-1 2023 Spl TX Bonds, AG	4.50%	09/01/53	1,329,568
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	5.00%	09/01/40	493,597
480,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1, Ser A-1, AG	5.00%	09/01/42	489,958
575,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	3.00%	08/01/38	490,630
375,000	Riverside CA Unif Sch Dist Impt Area No 1	5.00%	09/01/39	380,363
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,220,000	Riverside CA Unif Sch Dist Impt Area No 1	5.00%	09/01/49	$1,184,806
750,000	Riverside CA Wtr Rev, Ser A	5.00%	10/01/47	770,956
650,000	Riverside Cnty CA Pub Fing Auth Ref Redev Proj Area #1 Desert Cmntys Redev Proj Area, Ser A, AG	5.00%	10/01/37	713,459
1,000,000	Riverside Cnty CA Transprtn Commn Toll Rev Ref Sr Lien Rctc 91 Express Lanes, Ser B-1	4.00%	06/01/41	913,000
400,000	Romoland CA Sch Dist Spl Tax Underwood Impt Area No 2 Special Tax Bonds	5.00%	09/01/43	402,004
930,000	Roseville CA Spl Tax Amoruso Ranch Cmnty Facs Dist #1 Impt Area #1	5.00%	09/01/39	943,254
185,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	5.00%	09/01/32	192,772
160,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	5.00%	09/01/33	166,398
170,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	4.00%	09/01/34	168,189
150,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	4.00%	09/01/35	146,458
725,000	Rowland CA Unif Sch Dist Ref, Ser B	4.00%	08/01/41	714,906
750,000	Rowland CA Unif Sch Dist Ref, Ser B	4.00%	08/01/42	726,266
1,000,000	S Wstrn CA Cmnty Clg Dist Election of 2024, Ser A (e)	5.25%	08/01/46	1,063,599
200,000	Sacramento CA Spl Tax Natomas Meadows Cmnty Facs Dist #2007-01 (b)	5.00%	09/01/32	203,181
1,000,000	Sacramento Cnty CA Arpt Sys Rev Ref, Ser C, AMT	5.00%	07/01/37	1,014,459
1,355,000	San Clemente CA Spl Tax Ref Cmnty Facs Dist #2006-1 Marblehead Coastal, BAM	5.00%	09/01/41	1,443,275
1,000,000	San Diego CA Pub Facs Fing Auth Swr Rev Subord, Ser A	5.00%	05/15/47	1,022,567
1,300,000	San Diego CA Unif Sch Dist Ref, Ser R-2, CONV CABS, steps up to 6.625% on 07/01/30 (g)	(f)	07/01/41	1,261,598
1,500,000	San Diego CA Unif Sch Dist Sustainable Bond, Ser F2	5.00%	07/01/42	1,576,519
130,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord Ref, Ser A	5.00%	07/01/39	134,742
1,000,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord, Ser B, AMT	5.00%	07/01/34	1,050,637
85,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No 2, Ser A	4.00%	09/01/33	85,002
140,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref Second Ser, Ser 2020A, AMT	5.00%	05/01/37	143,185
3,040,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/49	2,981,227
500,000	San Francisco CA City & Cnty Dev Spl Tax Dist No 2020-1 Mission Rock Facs and Svcs, Ser A (b)	4.00%	09/01/46	406,834
1,000,000	San Francisco CA City & Cnty Pub Utils Commn Wtr Rev Reg and Loc Wtr Subord, Ser A	5.25%	11/01/48	1,039,440
1,250,000	San Francisco City & Cnty CA Redev Agy Successor Agy Cmnty Ref Cmnty Facs Dist #6 Mission Bay S Pub Impts, AG	5.25%	08/01/40	1,351,379
1,350,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Transbay Infra Projs Third Lien, Ser B, AG	5.00%	08/01/48	1,367,097
935,000	San Francisco City & Cnty CA, Ser B	2.00%	06/15/29	889,363
175,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev CABS Ref, Ser A, NATL-RE	(f)	01/15/29	157,393
120,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev Ref Sr Lien Toll Road, Ser A	4.00%	01/15/37	119,437
1,000,000	San Joaquin Vly Clean Energy Auth CA Clean Energy Rev Var Sustainable Bonds Clean Energy Proj, Ser A (Mandatory put 07/01/35)	5.50%	01/01/56	1,100,816
1,000,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/40	1,083,391
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	San Luis Obispo Pub Fing Auth Lease Rev Ref Cultural Arts Dist Parking Proj	5.00%	12/01/48	$1,041,606
500,000	Santa Ana CA Pub Fing Auth Wtr Rev Ref	5.00%	09/01/41	543,720
1,000,000	Santa Ana CA Pub Fing Auth Wtr Rev Ref	5.00%	09/01/42	1,075,220
2,000,000	Santa Barbara CA Fin Auth Lease Rev Pub Safety and Park Projs	4.00%	05/15/42	1,890,954
1,590,000	Santa Clara CA Wstwtr Rev Sustainable Bonds, COPS	4.25%	02/01/41	1,615,387
500,000	Santa Clara Vly CA Wtr Dist Safe Clean Wtr Rev Sustainable Bond, Ser A	5.00%	08/01/40	538,406
500,000	Santa Clara Vly CA Wtr Dist Safe Clean Wtr Rev Sustainable Bond, Ser A	5.00%	08/01/41	534,367
1,075,000	Santa Fe Springs CA Public Fin Auth Spl Parcel Tax Rev Santa Fe Springs Road Impts, AG	5.00%	06/01/40	1,140,192
1,100,000	Santa Margarita CA Wtr Dist Spl Tax Ref, Ser A, BAM	5.00%	09/01/43	1,124,854
1,000,000	Santa Rosa CA High Sch Dist, Ser B	5.00%	08/01/45	1,039,896
150,000	Temecula Vly CA Unif Sch Dist Cmnty Facs Dist #2014-1	5.00%	09/01/32	154,621
500,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	5.00%	09/01/31	515,567
250,000	Tracy CA Cmnty Facs Dist	5.00%	09/01/33	257,690
2,435,000	Univ of CA CA Rgts Med Ctr Pooled Rev Ref, Ser 0-1 (a)	2.25%	05/15/45	2,435,000
1,000,000	Univ of CA Rev Var Ref Gen Remk, Ser AL-3 (a)	2.25%	05/15/48	1,000,000
365,000	Vacaville CA Spl Tax Lower Lagoon Vly Impt Area No 1, Ser A	5.00%	09/01/40	361,460
330,000	Val Verde CA Unif Sch Dist Spl Tax Cmty Facs Dist No 2018-2 (Stratford Ranch)	5.00%	09/01/38	338,442
500,000	Val Verde CA Unif Sch Dist Spl Tax Cmty Facs Dist No 2018-2 (Stratford Ranch)	5.00%	09/01/43	501,651
1,295,000	Western Placer Wst Mgmt Auth CA Solid Wst Rev Landfill Impt Proj, Ser B	5.00%	06/01/42	1,314,085
				188,272,987
	Connecticut — 0.3%
490,000	Stamford CT Hsg Auth Ref Mozaic Concierge Living Proj, Ser A	6.38%	10/01/45	488,201
	Florida — 0.1%
210,000	Rhodine Road N CDD FL Spl Assmnt 2019 Assmnt Area	4.00%	05/01/30	212,676
	Guam — 1.5%
100,000	Guam Govt Busn Privilege Tax Rev Ref, Ser D	5.00%	11/15/32	100,147
500,000	Guam Govt Busn Privilege Tax Rev Ref, Ser G (e)	5.00%	01/01/31	538,713
500,000	Guam Govt Busn Privilege Tax Rev Ref, Ser G (e)	5.25%	01/01/38	528,101
1,000,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A (e)	5.25%	07/01/42	1,026,932
280,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	266,698
210,000	Guam Pwr Auth Rev Ref, Ser A	5.00%	10/01/41	212,724
325,000	Guam Pwr Auth Rev Ref, Ser A	5.00%	10/01/42	327,104
				3,000,419
	Louisiana — 0.4%
750,000	Saint James Parish LA Rev Var Nustar Logistics LP Proj Remk, Ser 2008 (Mandatory put 06/01/30) (b)	6.10%	06/01/38	799,329
	Puerto Rico — 1.1%
1,100,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	1,073,372
1,000,000	Puerto Rico Indl Tourist Eductnl Med & Envrnmntl Control Fac San Juan Cruise Terminal Proj, Ser 2023-A-2-P3, AMT	6.75%	01/01/45	1,103,221
				2,176,593
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah — 0.2%
$500,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	$385,752
	Virginia — 0.5%
1,000,000	VA St Small Busn Fing Auth Hlthcare Facs Rev Ref Mary Washington Hlthcare Oblig Grp, Ser A-1	5.00%	06/15/39	1,041,972
	Wisconsin — 0.1%
250,000	Pub Fin Auth WI Student Hsg Rev Sr KSU Bixby Real Estate Fdtn LLC Proj, Ser A	5.25%	06/15/45	250,805

	Total Investments — 99.5%			196,628,734
	(Cost $201,876,872)
	Net Other Assets and Liabilities — 0.5%			1,005,743
	Net Assets — 100.0%			$197,634,477
Futures Contracts at July 31, 2025 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Short	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Ultra 10-Year U.S. Treasury Notes	129	Sep-2025	$(14,587,078)	$(96,781)

(a)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2025, securities noted as such amounted to $17,802,004 or 9.0% of net assets.

(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2D - Restricted Securities in the Notes to Financial Statements).

(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(e)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2025. Interest will begin accruing on the security’s first settlement date.
(f)	Zero coupon security.
(g)	Step-up security. A security where the coupon increases or steps up at a predetermined date.

Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMBAC	– American Municipal Bond Assurance Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation
NATL-RE	– National Public Finance Guarantee Corp.
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$196,628,734	$—	$196,628,734	$—

LIABILITIES TABLE
	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$(96,781)	$(96,781)	$—	$—

*	See Portfolio of Investments for state and territory breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments
July 31, 2025

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 101.2%
	Florida — 1.2%
$250,000	Ridge at Apopka CDD FL Spl Assmnt, Ser 22	5.38%	05/01/42	$251,587
	Guam — 1.3%
250,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A (a)	5.25%	07/01/39	263,141
	Minnesota — 1.1%
250,000	Rochester MN Hlth Care Facs Rev Mayo Clinic, Ser A	4.25%	11/15/50	226,098
	New York — 92.6%
365,000	Buffalo NY Swr Auth, Ser A	5.00%	06/15/43	377,636
300,000	Build NYC Res Corp NY Rev Success Acdmy Chrt Schs Proj	4.00%	09/01/43	266,319
300,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.00%	07/01/42	295,492
275,000	Carmel NY	4.00%	09/15/45	254,172
300,000	Chautauqua Cnty NY Capital Res Corp Exempt Facs Rev Var Ref NRG Energy Proj Remk (Mandatory put 04/03/28)	4.25%	04/01/42	303,429
250,000	Dutchess Cnty NY Loc Dev Corp Mf Mtebs Sustainable Bonds Tomopkins Terrace Hsg LP Proj	5.00%	10/01/40	254,129
250,000	Dutchess Cnty NY Loc Dev Corp Rev Marist Clg Proj	5.00%	07/01/52	240,396
335,000	Hempstead Town NY Loc Dev Corp Rev Ref Hofstra Univ Proj, Ser A	4.00%	07/01/36	328,989
250,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/37	254,614
285,000	Kings Park NY Centrl Sch Dist, Ser B	3.00%	07/15/31	277,908
295,000	Livingston Cnty NY Ref	4.00%	05/01/33	310,955
300,000	Long Beach NY, Ser B, BAM	5.25%	07/15/32	329,502
490,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/38	520,832
250,000	Met Transprtn Auth NY Rev Ref Sustainable Bonds, Ser B	5.00%	11/15/43	251,024
300,000	Met Transprtn Auth NY Rev Sustainable Bond Ref, Ser A	5.50%	11/15/47	308,863
300,000	Monroe Cnty NY Indl Dev Agy Mf Hsg Rev Var Andrews Terrace Cmnty Partners LP Proj B-1 (Mandatory put 07/01/27)	5.00%	07/01/28	311,959
250,000	Monroe Cnty NY Indl Dev Corp Rev Ref St John Fisher Univ Proj	5.00%	06/01/44	251,659
250,000	Monroe Cnty NY Indl Dev Corp Rev Univ of Rochester Proj, Ser A	5.00%	07/01/53	250,471
300,000	N Babylon NY Union Free Sch Dist	3.00%	07/01/35	275,725
400,000	Nassau Cnty NY Indl Dev Agy Var Ref & Impt Cold Spring Rmkt (b)	2.75%	01/01/34	400,000
250,000	Nassau Cnty NY Loc Econ Asst Corp Edl Rev Roosevelt Children Acdmy Chrt Sch Proj, Ser A	5.00%	07/01/43	241,284
250,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Bond, Ser A-1	3.95%	05/01/35	246,767
300,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Bond, Ser B-1	4.75%	11/01/40	299,425
250,000	New York City NY Indl Dev Agy Rev Ref Queens Baseball Stadium Proj, Ser A, AG	3.00%	01/01/37	218,208
265,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Ser AA	4.00%	06/15/40	251,033
300,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var 2nd Gen Resolution, Subser EE-1 (b)	2.75%	06/15/55	300,000
250,000	New York City NY Transitional Fin Auth Rev Subord, Ser B-1	4.00%	08/01/39	234,624
250,000	New York City NY Transitional Fin Auth Rev Subord, Subser F-3	3.00%	02/01/39	209,573
250,000	New York City NY Trust For Cultural Res Ref American Museum of Nat History, Ser A	5.00%	07/15/54	253,743
250,000	NY Energy Fin Dev Corp Var (Mandatory put 12/01/33)	5.00%	07/01/56	260,765
250,000	NY NY Fiscal 2021, Ser C	4.00%	08/01/41	231,318
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$250,000	NY NY Var Fiscal 2025, Subser G-3 (b)	2.75%	02/01/55	$250,000
250,000	NY St Dorm Auth Revs Non St Supported Debt Memorial Sloan Kettering Cancer Ctr, Ser 1	5.25%	07/01/54	256,954
300,000	NY St Dorm Auth Revs Non St Supported Debt New York Institute of Technology	5.00%	07/01/44	298,616
250,000	NY St Dorm Auth Revs Non St Supported Debt Pace Univ, Ser A	5.25%	05/01/43	249,308
250,000	NY St Dorm Auth Revs Non St Supported Debt Pratt Institute Ref	5.00%	07/01/39	250,515
280,000	NY St Dorm Auth Revs Non St Supported Debt Ref New Sch, Ser A	5.00%	07/01/31	305,916
355,000	NY St Dorm Auth Revs Non St Supported Debt Ref Northwell Hlth Oblig Grp, Ser A	5.00%	05/01/38	371,610
250,000	NY St Dorm Auth Revs Non St Supported Debt White Plains Hosp Obligated Grp, AG	5.25%	10/01/43	257,808
285,000	NY St Dorm Auth Revs Non St Supported Debt, Ser A	5.00%	07/01/40	290,478
290,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A-Grp 3	3.00%	03/15/38	249,853
250,000	NY St Energy Rsrch & Dev Auth Poll Cntrl Rev Ref NY Elec & Gas Remk, Ser C	4.00%	04/01/34	249,944
250,000	NY St Envrnmntl Facs Corp Sol Wst Disp Rev Var Draw Down Casella Wst Sys Inc Proj, Ser R-2, AMT (Mandatory put 09/03/30) (c)	5.13%	09/01/50	254,596
250,000	NY St Envrnmntl Facs Corp Sol Wst Disp Rev Var Ref Wst Mgmt Inc Remk, AMT (Mandatory put 11/03/25)	4.10%	05/01/30	250,000
300,000	NY St Envrnmntl Facs Corp St Clean Wtr & Drinking Wtr Ref NYC Muni Wtr Fin Auth Projs Subord Srf Bond, Ser C (a)	5.00%	06/15/44	312,121
250,000	NY St Hsg Fin Agy Affordable Hsg Rev Var 320 W 38th St Hsg Remk, Ser A (Mandatory put 11/01/31)	3.57%	05/01/42	251,642
255,000	NY St Hsg Fin Agy Affordable Hsg, Ser B	3.20%	11/01/36	224,936
300,000	NY St Mtge Agy Homeowner Mtge Rev Sustainable Bonds, Ser 266	4.55%	10/01/45	288,298
305,000	NY St Thruway Auth Gen Rev Jr Indebtedness Obl Subord, Ser B	4.00%	01/01/45	268,464
250,000	NY St Thruway Auth Ref, Ser P	5.00%	01/01/49	251,128
360,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	353,555
250,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	5.00%	08/01/31	249,986
250,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal One Proj, AMT	6.00%	06/30/42	266,430
435,000	NY St Transprtn Dev Corp Spl Fac Rev Terminal 4 JFK Intl Arpt Proj, AMT	5.00%	12/01/30	468,792
280,000	NY St Urban Dev Corp Sales Tax Rev, Ser A	5.00%	03/15/45	286,430
75,000	Onondaga Cnty NY	3.00%	04/15/36	67,850
250,000	Oyster Bay NY, Ser A, AG	2.00%	03/01/35	200,723
300,000	Port Auth of NY & NJ NY Ref, Ser 246, AMT	5.00%	09/01/44	300,688
250,000	Rockland Cnty NY Sol Wst Mgmt Auth Animal Shelter Proj, Ser A	6.25%	12/15/49	276,662
290,000	Southampton Vlg NY Ambulance Bldg	2.13%	03/01/29	273,573
500,000	Suffolk Regl Off Track Betting Corp NY Rev	6.00%	12/01/53	508,761
250,000	Syracuse Regl Arpt Auth NY Sr Arpt Rev Ref, AMT	4.00%	07/01/36	240,617
285,000	Triborough NY Bridge & Tunnel Auth Payroll Mobility Tax Ref MTA Bridges & Tunnels, Ser A	5.00%	05/15/47	287,644
250,000	Triborough NY Bridge & Tunnel Auth Revs, Ser A	5.00%	11/15/42	256,849
315,000	Util Debt Securitization Auth NY Ref TE, Ser 1	5.00%	12/15/41	336,224
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2025
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$250,000	Westchester Cnty NY Loc Dev Corp Rev Westchester Med Ctr Oblig Grp Proj, AG	5.75%	11/01/49	$264,408
250,000	Westchester NY Tobacco Asset Securitization Ref Sr, Ser B	5.00%	06/01/41	244,500
250,000	Yonkers NY, Ser F, BAM	5.00%	11/15/41	259,627
				19,086,320
	Puerto Rico — 5.0%
400,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	390,317
250,000	Puerto Rico Indl Tourist Eductnl Med & Envrnmntl Control Fac San Juan Cruise Terminal Proj, Ser 2023-A-2-P3, AMT	6.50%	01/01/42	276,022
400,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	372,316
				1,038,655

	Total Investments — 101.2%			20,865,801
	(Cost $21,238,328)
	Net Other Assets and Liabilities — (1.2)%			(257,052)
	Net Assets — 100.0%			$20,608,749
Futures Contracts at July 31, 2025 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Short	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Ultra 10-Year U.S. Treasury Notes	3	Sep-2025	$(339,234)	$(1,375)

(a)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2025. Interest will begin accruing on the security’s first settlement date.
(b)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2025, securities noted as such amounted to $254,596 or 1.2% of net assets.

Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2025

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2025 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$20,865,801	$—	$20,865,801	$—

LIABILITIES TABLE
	Total Value at 7/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$(1,375)	$(1,375)	$—	$—

*	See Portfolio of Investments for state and territory breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2025

	First Trust California Municipal High Income ETF (FCAL)	First Trust New York Municipal High Income ETF (FMNY)
ASSETS:
Investments, at value	$196,628,734	$20,865,801
Cash	3,716,855	132,539
Cash segregated as collateral	328,949	7,650
Interest receivable	2,274,779	188,637
Total Assets	202,949,317	21,194,627

LIABILITIES:
Payables:
Investment securities purchased	5,157,630	574,051
Investment advisory fees	139,070	11,405
Variation margin	18,140	422
Total Liabilities	5,314,840	585,878
NET ASSETS	$197,634,477	$20,608,749

NET ASSETS consist of:
Paid-in capital	$217,565,220	$22,663,360
Par value	41,500	8,000
Accumulated distributable earnings (loss)	(19,972,243)	(2,062,611)
NET ASSETS	$197,634,477	$20,608,749
NET ASSET VALUE, per share	$47.62	$25.76
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,150,002	800,002
Investments, at cost	$201,876,872	$21,238,328
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2025

	First Trust California Municipal High Income ETF (FCAL)	First Trust New York Municipal High Income ETF (FMNY)
INVESTMENT INCOME:
Interest	$10,203,984	$842,963
Total investment income	10,203,984	842,963

EXPENSES:
Investment advisory fees	1,730,909	128,614
Total expenses	1,730,909	128,614
NET INVESTMENT INCOME (LOSS)	8,473,075	714,349

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,467,124)	(112,388)
Futures contracts	(94,392)	(15,471)
Net realized gain (loss)	(4,561,516)	(127,859)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,411,002)	(732,021)
Futures contracts	(96,781)	(1,375)
Net change in unrealized appreciation (depreciation)	(7,507,783)	(733,396)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,069,299)	(861,255)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,596,224)	$(146,906)
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust California Municipal High Income ETF (FCAL)		First Trust New York Municipal High Income ETF (FMNY)
	Year Ended 7/31/2025	Year Ended 7/31/2024	Year Ended 7/31/2025	Year Ended 7/31/2024
OPERATIONS:
Net investment income (loss)	$8,473,075	$5,839,994	$714,349	$575,353
Net realized gain (loss)	(4,561,516)	(1,046,270)	(127,859)	(74,545)
Net change in unrealized appreciation (depreciation)	(7,507,783)	3,464,196	(733,396)	289,212
Net increase (decrease) in net assets resulting from operations	(3,596,224)	8,257,920	(146,906)	790,020

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(8,247,703)	(5,695,478)	(725,352)	(576,001)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	56,452,725	109,180,702	2,653,696	5,330,174
Cost of shares redeemed	(100,492,899)	(7,442,694)	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	(44,040,174)	101,738,008	2,653,696	5,330,174
Total increase (decrease) in net assets	(55,884,101)	104,300,450	1,781,438	5,544,193

NET ASSETS:
Beginning of period	253,518,578	149,218,128	18,827,311	13,283,118
End of period	$197,634,477	$253,518,578	$20,608,749	$18,827,311

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,100,002	3,050,002	700,002	500,002
Shares sold	1,150,000	2,200,000	100,000	200,000
Shares redeemed	(2,100,000)	(150,000)	—	—
Shares outstanding, end of period	4,150,002	5,100,002	800,002	700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust California Municipal High Income ETF (FCAL)

	Year Ended July 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$49.71	$48.92	$49.71	$55.37	$53.16
Income from investment operations:
Net investment income (loss)	1.57 (a)	1.48 (a)	1.32 (a)	1.08	1.16
Net realized and unrealized gain (loss)	(2.11)	0.74	(0.81)	(5.65)	2.19 (b)
Total from investment operations	(0.54)	2.22	0.51	(4.57)	3.35
Distributions paid to shareholders from:
Net investment income	(1.55)	(1.43)	(1.29)	(1.08)	(1.14)
Return of capital	—	—	(0.01)	(0.01)	—
Total distributions	(1.55)	(1.43)	(1.30)	(1.09)	(1.14)
Net asset value, end of period	$47.62	$49.71	$48.92	$49.71	$55.37
Total return (c)	(1.14)%	4.62%	1.08%	(8.33)%	6.37% (b)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$197,634	$253,519	$149,218	$121,778	$105,199
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.65%	0.65%	0.60%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	3.18%	3.03%	2.71%	2.09%	2.16%
Portfolio turnover rate (d)	58%	41%	54%	30%	25%

(a)	Based on average shares outstanding.
(b)
The Fund received a reimbursement from the advisor in the amount of $219, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust New York Municipal High Income ETF (FMNY)

	Year Ended July 31,				Period Ended 7/31/2021 (a)
	2025	2024	2023	2022
Net asset value, beginning of period	$26.90	$26.57	$27.12	$30.51	$30.00
Income from investment operations:
Net investment income (loss)	0.96 (b)	0.94 (b)	0.86 (b)	0.68	0.09
Net realized and unrealized gain (loss)	(1.13)	0.32	(0.59)	(3.61)	0.48
Total from investment operations	(0.17)	1.26	0.27	(2.93)	0.57
Distributions paid to shareholders from:
Net investment income	(0.97)	(0.93)	(0.82)	(0.46)	(0.04)
Net realized gain	—	—	—	—	(0.02)
Total distributions	(0.97)	(0.93)	(0.82)	(0.46)	(0.06)
Net asset value, end of period	$25.76	$26.90	$26.57	$27.12	$30.51
Total return (c)	(0.69)%	4.86%	1.06%	(9.66)%	1.90%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$20,609	$18,827	$13,283	$10,848	$15,256
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65% (d)
Ratio of net expenses to average net assets	0.65%	0.54%	0.50%	0.50%	0.50% (d)
Ratio of net investment income (loss) to average net assets	3.61%	3.55%	3.24%	2.18%	1.41% (d)
Portfolio turnover rate (e)	32%	36%	41%	154%	16%

(a)	Inception date is May 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2025

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below:

First Trust California Municipal High Income ETF – (Nasdaq, Inc. ticker “FCAL”)
First Trust New York Municipal High Income ETF – (NYSE Arca, Inc. ticker “FMNY”)
FCAL is a diversified series of the Trust. FMNY is a non-diversified series of the Trust.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The primary investment objective of each Fund is to seek to provide current income that is exempt from regular federal income taxes and, for FCAL, California income taxes and, for FMNY, New York income taxes. The secondary investment objective of each Fund is long-term capital appreciation. Under normal market conditions, each Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and, for FCAL, California income taxes and, for FMNY, New York State and New York City income taxes. There can be no assurance that a Fund will achieve its investment objectives. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2025, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued or delayed-delivery securities basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery securities. At July 31, 2025, FCAL and FMNY held $5,173,707 and $575,262, respectively, of when-issued or delayed-delivery securities.
C. Futures Contracts
The Funds may purchase or sell (i.e., are long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.
If market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amounts of $328,949 and $7,650 for FCAL and FMNY, respectively, is shown as “Cash segregated as collateral” on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
D. Restricted Securities
FCAL invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2025, FCAL held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. FCAL does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
FCAL
CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Acdmy Proj, 5.38%, 07/01/34	06/14/18	$250,000	$100.03	$250,000	$250,067	0.13%
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust California Municipal High Income ETF	$6,230	$—	$8,241,473	$—
First Trust New York Municipal High Income ETF	103	—	725,249	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust California Municipal High Income ETF	$10,657	$—	$5,684,821	$—
First Trust New York Municipal High Income ETF	177	—	575,824	—
As of July 31, 2025, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust California Municipal High Income ETF	$336,764	$(15,232,779)	$(5,076,228)
First Trust New York Municipal High Income ETF	53,251	(1,787,812)	(328,050)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of July 31, 2025, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2025, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust California Municipal High Income ETF	$15,232,779
First Trust New York Municipal High Income ETF	1,787,812
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2025, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2025, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust California Municipal High Income ETF	$(10,776)	$10,776	$—
First Trust New York Municipal High Income ETF	—	—	—
As of July 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust California Municipal High Income ETF	$201,608,181	$930,300	$(6,006,528)	$(5,076,228)
First Trust New York Municipal High Income ETF	21,192,476	166,880	(494,930)	(328,050)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
Each Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreements between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreements, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2025, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust California Municipal High Income ETF	$149,512,366	$184,747,609
First Trust New York Municipal High Income ETF	9,619,040	6,251,256
For the fiscal year ended July 31, 2025, the Funds had no in-kind transactions.
5. Borrowings
The Trust, on behalf of FCAL, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. For any day on and after February 26, 2025, BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. For any day before February 26, 2025, BNY charged a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that FCAL accesses the credit line, there would also be an interest fee charged. FCAL did not draw on the credit line during the fiscal year ended July 31, 2025.
6. Derivative Transactions
The following table presents the types of derivatives held by each Fund at July 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
FCAL
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$96,781
FMNY
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	1,375

*
Includes cumulative appreciation/depreciation on futures contracts as reported in each Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2025, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FCAL	FMNY
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(94,392)	$(15,471)
Net change in unrealized appreciation (depreciation) on futures contracts	(96,781)	(1,375)
For FCAL, the average notional value of futures contracts outstanding during the fiscal year ended July 31, 2025, which is indicative of the volume of this derivative type, was $6,137,697.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
For FMNY, the average notional value of futures contracts outstanding during the fiscal year ended July 31, 2025. which is indicative of the volume of this derivative type, was $157,897.
The Funds do not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2026.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust California Municipal High Income ETF and First Trust New York Municipal High Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust California Municipal High Income ETF (FCAL)	For the years ended July 31, 2025, 2024, 2023, 2022, and 2021
First Trust New York Municipal High Income ETF (FMNY)	For the years ended July 31, 2025, 2024, 2023, 2022, and for the period from May 12, 2021 (commencement of investment operations) through July 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
September 22, 2025
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
July 31, 2025 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended July 31, 2025.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended July 31, 2025.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust California Municipal High Income ETF (FCAL)
First Trust New York Municipal High Income ETF (FMNY)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2026 at a meeting held on June 8–9, 2025. The Board determined for each Fund that the continuation of the applicable Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2025 and June 8–9, 2025, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 22, 2025, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8–9, 2025 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025 (Unaudited)
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 22, 2025 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2024 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that FCAL outperformed its Performance Universe median and benchmark index for the one- and five-year periods ended December 31, 2024 and underperformed its Performance Universe median and benchmark index for the three-year period ended December 31, 2024. The Board noted that FMNY outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2024 and underperformed its Performance Universe median and benchmark index for the three-year period ended December 31, 2024.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2025 (Unaudited)
relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2024 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2025, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended July 31, 2025:

	Tax Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust California Municipal High Income ETF	99.92%	16.13%
First Trust New York Municipal High Income ETF	99.99%	13.13%

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 7, 2025
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	October 7, 2025

* Print the name and title of each signing officer under his or her signature.